                                                       Rule 497(c)
                                                       File No. (33-53690)

ARK FUNDS
CLASS A AND CLASS B
---------------------------------------------------------
TABLE OF CONTENTS
---------------------------------------------------------

Summary...........................    2
Fees and Expenses.................    4
Financial Highlights..............   11
Investment Objectives and
   Policies.......................   14
Risks to Consider.................   23
Performance.......................   26
Purchases, Exchanges and
   Redemptions....................   27
Management of the Fund............   36
Tax Matters.......................   41
General Information...............   43
Appendix..........................   44
---------------------------------------

ARK FUNDS -- CLASS A AND CLASS B

--------------------------------------------------------------------------------
PROSPECTUS
JULY 27, 1998
--------------------------------------------------------------------------------

* U.S. Treasury Money Market Portfolio                  * Balanced Portfolio
* U.S. Government Money Market Portfolio                * Equity Income Portfolio
* Money Market Portfolio                                * Equity Index Portfolio
* Tax-Free Money Market Portfolio                       * Blue Chip Equity Portfolio
* Short-Term Treasury Portfolio                         * Mid-Cap Equity Portfolio
* U.S. Government Bond Portfolio                        * Value Equity Portfolio
* Intermediate Fixed Income Portfolio                   * Capital Growth Portfolio
* Income Portfolio                                      * Small-Cap Equity Portfolio
* Maryland Tax-Free Portfolio                           * International Equity Selection Portfolio
* Pennsylvania Tax-Free Portfolio

ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. Class A and Class B shares of the portfolios are offered through this Prospectus to all investors investing through qualified securities dealers or other financial institutions or by calling the Fund's distributor at 1-888-4ARK-FUND.

AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FIRST NATIONAL BANK OF MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Prospectus is designed to provide you with information that you should know before investing. Please read and retain it for future reference. A Statement of Additional Information dated July 27, 1998 and Annual Report (including financial statements for the fiscal year ended April 30, 1998) have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and Annual Report, and additional information about classes of shares not offered through this Prospectus, are available upon request without charge by calling 1-800-ARK-FUND. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Class A and Class B shares of the portfolios listed below. Only the Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio are currently offering Class B shares. Class B shares of the Money Market Portfolio are available only in exchange for Class B shares of another portfolio. The U.S. Government Money Market Portfolio, Intermediate Fixed Income Portfolio and Mid-Cap Equity Portfolio are not currently offering Class A or Class B shares.

     U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO -- seek to maximize current income and provide liquidity and security of principal. Each of these money market portfolios seeks to maintain a constant net asset value per share of $1.00.

     SHORT-TERM TREASURY PORTFOLIO -- seeks to provide current income with a secondary objective of stability of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     U.S. GOVERNMENT BOND PORTFOLIO -- seeks to provide current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in bonds which are issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities.

     INTERMEDIATE FIXED INCOME PORTFOLIO -- seeks to provide current income consistent with the preservation of capital by investing primarily in intermediate-term fixed-income securities.

     INCOME PORTFOLIO -- seeks to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.

     MARYLAND TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal income tax and Maryland state and county income taxes by investing primarily in investment-grade municipal securities.

     PENNSYLVANIA TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal and Pennsylvania state income taxes by investing primarily in investment-grade municipal securities.

     BALANCED PORTFOLIO -- seeks to provide long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     EQUITY INCOME PORTFOLIO -- seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     EQUITY INDEX PORTFOLIO -- seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

     BLUE CHIP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of established, large capitalization companies.

     MID-CAP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.

     VALUE EQUITY PORTFOLIO -- seeks to provide growth of principal by investing primarily in the equity securities of high quality companies.

     CAPITAL GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

     SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO) -- seeks to provide capital appreciation by investing primarily in equity securities of smaller companies.

     INTERNATIONAL EQUITY SELECTION PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers.

     RISKS TO CONSIDER. As with any investment, investing in any of the portfolios involves certain risks and there is no assurance that a portfolio will achieve its investment objective. By itself no portfolio constitutes a balanced investment program. See "Risks to Consider".

     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Investors may purchase Class A shares of a portfolio at their net asset value plus the applicable sales charge through qualified securities dealers or financial institutions ("Investment Professionals") or by calling the Fund's distributor at 1-888-4ARK-FUND and requesting an Account Application. No sales charges are imposed on Class A shares of the money market portfolios and the Short-Term Treasury Portfolio. Class B shares of a portfolio are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if they are redeemed within six years after purchase. Shares of a portfolio may be exchanged for shares of the same class of another portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request in good order. See "Purchases, Exchanges and Redemptions".

     INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to the Fund. SEI Investments Distribution Co. serves as the distributor of the portfolios' shares and SEI Investments Mutual Fund Services serves as the Fund's administrator. See "Management of the Fund".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the Fund can be directed to the Fund toll free at 1-800-ARK-FUND.

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. You should consider this expense information along with other important information, including each portfolio's investment objectives, performance (if any) and financial highlights.

                                                                           CLASS A
                                                  ----------------------------------------------------------
                                                  U.S. TREASURY   U.S. GOVERNMENT     MONEY       TAX-FREE
                                                  MONEY MARKET     MONEY MARKET      MARKET     MONEY MARKET
        SHAREHOLDER TRANSACTION EXPENSES            PORTFOLIO       PORTFOLIO+      PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...........      None             None           None          None
Exchange Fee....................................      None             None           None          None
Redemption Fee..................................      None             None           None          None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)................      0.19%            0.14%          0.11%         0.09%
12b-1 Fees......................................      0.25%            0.25%          0.25%         0.25%
Shareholder Services Fees (after waiver)(2).....      0.06%            0.06%          0.06%         0.06%
Other Expenses(3)...............................      0.19%            0.17%          0.17%         0.19%
------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(4).....      0.69%            0.62%          0.59%         0.59%
------------------------------------------------------------------------------------------------------------

  + Class A shares of this portfolio are currently not being offered.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each portfolio would be 0.25%.
(2) A portion of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.
(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees.
(4) Absent the voluntary fee waivers described above, total operating expenses for Class A shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be 0.84%, 0.82%, 0.82% and 0.84%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class A shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
U.S. Treasury Money Market Portfolio........................   7      22      38       86
U.S. Government Money Market Portfolio......................   6      20      35       77
Money Market Portfolio......................................   6      19      33       74
Tax-Free Money Market Portfolio.............................   6      19      33       74

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                           CLASS A
                                                     ----------------------------------------------------
                                                      SHORT-         U.S.       INTERMEDIATE
                                                       TERM       GOVERNMENT       FIXED
                                                     TREASURY        BOND          INCOME        INCOME
         SHAREHOLDER TRANSACTION EXPENSES            PORTFOLIO    PORTFOLIO      PORTFOLIO+     PORTFOLIO
---------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)....................    None          4.50%*         4.50%*        4.50%*
Exchange Fee.......................................    None          None           None          None
Redemption Fee.....................................    None          None           None          None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)...................    0.35%         0.66%          0.49%         0.51%
12b-1 Fees (after waivers)(2)......................    0.25%         0.25%          0.25%         0.25%
Shareholder Services Fees (after waivers)(3).......    0.00%         0.00%          0.00%         0.00%
Other Expenses(4)..................................    0.22%         0.19%          0.20%         0.19%
---------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(5)........    0.82%         1.10%          0.94%         0.95%
---------------------------------------------------------------------------------------------------------

  + Class A shares of this portfolio are not currently being offered.
  * A portion of the 4.50% sales load is currently being waived so that share purchases will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, advisory fees for the U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio would be 0.75%, 0.60% and 0.60%, respectively.
(2) The Distributor has agreed to waive, on a voluntary basis, a portion or all of its distribution fees for each portfolio. Absent such waivers, the distribution fees would be 0.40% for the Short-Term Treasury Portfolio and 0.30% for the U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio.
(3) All of the shareholder services fees are being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.
(4) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees.
(5) Absent the voluntary fee waivers described above, the total operating expenses for Class A shares of the Short-Term Treasury Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio would be 1.12%, 1.39%, 1.25%, and 1.24%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class A shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 4.50% sales charge:

                                                         1 YR    3 YRS    5 YRS    10 YRS
                                                         ----    -----    -----    ------
Short-Term Treasury Portfolio..........................    8      26        46      101
U.S. Government Bond Portfolio.........................   56      78       103      173
Intermediate Fixed Income Portfolio....................   54      74        95      155
Income Portfolio.......................................   54      74        95      156

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                         CLASS A
                                                                -------------------------
                                                                MARYLAND     PENNSYLVANIA
                                                                TAX-FREE       TAX-FREE
              SHAREHOLDER TRANSACTION EXPENSES                  PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................      4.50%*         4.50%*
Exchange Fee................................................      None           None
Redemption Fee..............................................      None           None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waiver)(1).............................      0.49%          0.65%
12b-1 Fees (after waivers)(2)...............................      0.25%          0.25%
Shareholder Services Fees (after waivers)(3)................      0.00%          0.00%
Other Expenses(4)...........................................      0.19%          0.20%
-----------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(5).................      0.93%          1.10%
-----------------------------------------------------------------------------------------

  * A portion of the 4.50% sales load is currently being waived so that share purchases will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the Maryland Tax-Free Portfolio and the advisory fees shown reflect this voluntary waiver. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waiver, the advisory fees for the Maryland Tax-Free Portfolio would be 0.65%.
(2) The Distributor has agreed to waive, on a voluntary basis, a portion of its distribution fees for each portfolio. Absent such waivers, the distribution fees would be 0.30%.
(3) A portion or all of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.
(4) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees.
(5) Absent the voluntary fee waivers described above, the total operating expenses for Class A shares of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be 1.29% and 1.30%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class A shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 4.50% sales charge:

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
Maryland Tax-Free Portfolio.................................  54      73       94     154
Pennsylvania Tax-Free Portfolio.............................  56      78      103     173

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                            EQUITY      EQUITY     BLUE CHIP
                                                              BALANCED      INCOME       INDEX      EQUITY
              SHAREHOLDER TRANSACTION EXPENSES                PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    4.75%*       4.75%*      4.75%*      4.75%*
Exchange Fee................................................    None         None        None        None
Redemption Fee..............................................    None         None        None        None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)............................    0.56%        0.64%       0.03%       0.60%
12b-1 Fees (after waivers)(2)...............................    0.25%        0.25%       0.25%       0.25%
Shareholder Services Fees (after waivers)(3)................    0.00%        0.00%       0.00%       0.00%
Other Expenses(after waivers)(4)............................    0.20%        0.17%       0.17%       0.22%
------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(5).................    1.01%        1.06%       0.45%       1.07%
------------------------------------------------------------------------------------------------------------

  * A portion of the 4.75% sales load is currently being waived so that share purchases will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Blue Chip Equity Portfolio would be 0.65%, 0.70%, 0.20% and 0.70%, respectively.
(2) The Distributor has agreed to waive, on a voluntary basis, a portion of its distribution fees for each portfolio. Absent such waivers, the distribution fees would be 0.40% for the Balanced Portfolio, Equity Income Portfolio and Equity Index Portfolio, and 0.55% for the Blue Chip Equity Portfolio.
(3) A portion or all of the shareholder service fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.
(4) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees. The Administrator has agreed to waive, on a voluntary basis, 0.13% of its fee for the Equity Index Portfolio. Absent such waiver, other expenses for the Equity Index Portfolio would be 0.30%.
(5) Absent the voluntary fee waivers described above, total operating expenses for Class A shares of the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Blue Chip Equity Portfolio would be 1.40%, 1.42%, 1.05%, and 1.62%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class A shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 4.75% sales charge:

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
Balanced Portfolio..........................................   57     78      101     165
Equity Income Portfolio.....................................   58     80      103     171
Equity Index Portfolio......................................   52     61       72     101
Blue Chip Equity Portfolio..................................   58     80      104     172

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                                      CLASS A
                                                          ----------------------------------------------------------------
                                                                                                             INTERNATIONAL
                                                           MID-CAP       VALUE      CAPITAL     SMALL-CAP       EQUITY
                                                            EQUITY      EQUITY      GROWTH       EQUITY        SELECTION
SHAREHOLDER TRANSACTION EXPENSES                          PORTFOLIO+   PORTFOLIO   PORTFOLIO   PORTFOLIO++     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)....................................     4.75%*      4.75%*      4.75%*       4.75%*         1.50%
Exchange Fee............................................     None        None        None         None           None
Redemption Fee..........................................     None        None        None         None           None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)........................     0.74%       0.87%       0.65%        0.79%          0.55%
12b-1 Fees (after waivers)(2)...........................     0.25%       0.25%       0.25%        0.25%          0.25%
Shareholder Services Fees (after waivers)(3)............     0.00%       0.00%       0.00%        0.00%          0.00%
Other Expenses (4)......................................     0.23%       0.19%       0.21%        0.30%          0.24%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(5).............     1.22%       1.31%       1.11%        1.34%          1.04%
--------------------------------------------------------------------------------------------------------------------------

  + Class A shares of this portfolio are not currently being offered.
  ++ Formerly Special Equity Portfolio.
  * A portion of the 4.75% sales load is currently being waived so that share purchases will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio would be 0.80%, 1.00%, 0.70%, 0.80%, and 0.65%, respectively.
(2) The Distributor has agreed to waive, on a voluntary basis, a portion or all its distribution fees for each portfolio. Absent such waivers, the distribution fees would be 0.40%.
(3) A portion or all of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.
(4) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees.
(5) Absent the voluntary fee waivers described above, the total operating expenses for Class A shares of the Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection would be 1.58%, 1.74%, 1.46%, 1.65%, and 1.44%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class A shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 4.75% sales charge (1.50% for the International Equity Selection Portfolio):

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
Mid-Cap Equity Portfolio....................................   59     84      111     188
Value Equity Portfolio......................................   60     87      116     198
Capital Growth Portfolio....................................   58     81      106     176
Small-Cap Equity Portfolio..................................   60     88      117     201
International Equity Selection Portfolio....................   25     48       72     140

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                          CLASS B
                                  ----------------------------------------------------------------------------------------
    SHAREHOLDER TRANSACTION        MONEY MARKET         INCOME           BALANCED       BLUE CHIP EQUITY    VALUE EQUITY
            EXPENSES                PORTFOLIO*         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Maximum Contingent Deferred
  Sales Charge (as a percentage
  of the lower of original
  purchase price or redemption
  price)........................  5% in the first   5% in the first   5% in the first   5% in the first    5% in the first
                                  year, declining   year, declining   year, declining   year, declining    year, declining
                                   to 1% in the      to 1% in the      to 1% in the      to 1% in the       to 1% in the
                                  sixth year and    sixth year and    sixth year and    sixth year and     sixth year and
                                    eliminated        eliminated        eliminated        eliminated         eliminated
                                    thereafter        thereafter        thereafter        thereafter         thereafter
Exchange Fee....................       None              None              None              None               None
Redemption Fee..................       None              None              None              None               None
ANNUAL OPERATING EXPENSES
  (as a percentage of average
  net assets)
Advisory Fees (after
  waivers)(1)...................      0.11%              0.51%             0.56%             0.60%             0.87%
12b-1 Fees......................      0.75%              0.75%             0.75%             0.75%             0.75%
Shareholder Services Fees.......      0.25%              0.25%             0.25%             0.25%             0.25%
Other Expenses (2)..............      0.17%              0.19%             0.20%             0.22%             0.19%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  waivers)(3)...................      1.28%              1.70%             1.76%             1.82%             2.06%
--------------------------------------------------------------------------------------------------------------------------

                                      CLASS B
                                  ---------------
    SHAREHOLDER TRANSACTION       CAPITAL GROWTH
            EXPENSES                 PORTFOLIO
-------------------------------------------------
Maximum Contingent Deferred
  Sales Charge (as a percentage
  of the lower of original
  purchase price or redemption
  price)........................  5% in the first
                                  year, declining
                                   to 1% in the
                                  sixth year and
                                    eliminated
                                    thereafter
Exchange Fee....................       None
Redemption Fee..................       None
ANNUAL OPERATING EXPENSES
  (as a percentage of average
  net assets)
Advisory Fees (after
  waivers)(1)...................       0.65%
12b-1 Fees......................       0.75%
Shareholder Services Fees.......       0.25%
Other Expenses (2)..............       0.21%
---------------------------------------------------------------------------------
Total Operating Expenses (after
  waivers)(3)...................       1.86%
---------------------------------------------------------------------------------

  * Class B shares of the Money Market Portfolio are only available in exchange for Class B shares of another portfolio. The deferred sales charge applied to Class B shares of the Money Market Portfolio at the time of redemption will be equal to the deferred sales charge that would have been applied to the shares of such other portfolio.
(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio would be 0.25%, 0.60%, 0.65%, 0.70%, 1.00% and 0.70%, respectively.
(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except non-recurring account fees, brokerage commissions and other capital items, and advisory, 12b-1 and shareholder services fees.
(3) Absent the voluntary fee waivers described above, the total operating expenses for Class B shares of the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio would be 1.42%, 1.79%, 1.85%, 1.92%, 2.19% and 1.91%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Class B shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
Money Market Portfolio
  (assuming a complete redemption at end of period).........   63     71       90     126
  (assuming no redemptions).................................   13     41       70     126
                                                              -----------------------------
Income Portfolio
  (assuming a complete redemption at end of period).........   67     84      112     171
  (assuming no redemptions).................................   17     54       92     171
                                                              -----------------------------
Balanced Portfolio
  (assuming a complete redemption at end of period).........   68     85      115     178
  (assuming no redemptions).................................   18     55       95     178
                                                              -----------------------------
Blue Chip Equity Portfolio
  (assuming a complete redemption at end of period).........   68     87      119     184
  (assuming no redemptions).................................   18     57       99     184
                                                              -----------------------------
Value Equity Portfolio
  (assuming a complete redemption at end of period).........   71     95      131     210
  (assuming no redemptions).................................   21     65      111     210
                                                              -----------------------------
Capital Growth Portfolio
  (assuming a complete redemption at end of period).........   69     88      121     189
  (assuming no redemptions).................................   19     58      101     189
                                                              -----------------------------

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table provides information about the financial history of Class A of each portfolio (excluding portfolios which as of April 30, 1998 did not offer Class A shares). As of the date of this Prospectus, Class B shares of the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio had not commenced operations. The table expresses the information in terms of a single share outstanding throughout the year or period. The information for each of the years or periods in the five-year period ended April 30, 1998 (as applicable) has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights for the year ended April 30, 1998 is included in the Annual Report. The Annual Report is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the portfolios' financial statements and the notes thereto which may be obtained free of charge from the Fund.

     The U.S. Government Bond Portfolio, Short-Term Bond Portfolio, Pennsylvania Tax-Free Portfolio, Value Equity Portfolio and International Equity Selection Portfolio commenced operations on April 1, 1996 as separate investment portfolios (collectively, the "Predecessor Funds") of Marketvest Funds, Inc., a Maryland corporation, and Marketvest Funds, a Massachusetts business trust. On March 20, 1998 and March 27, 1998, the Predecessor Funds were reorganized as new portfolios of the Fund. Prior to the reorganization, the Predecessor Funds offered and sold only one class of shares.

     The financial highlights presented below set forth information concerning the investment results of the Predecessor Funds' shares for each of the fiscal periods from inception of each of the Predecessor Funds to April 30, 1998. As part of the reorganization, the fiscal year of the Predecessor Funds' was changed to coincide with the Fund's April 30 fiscal year. The information for the fiscal periods ended on or before February 28, 1998 was audited by the Predecessor Funds' independent auditors, whose report for the fiscal period ended February 28, 1998 is contained in Marketvest Funds' Annual Report. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Marketvest Fund's Annual Report.

For a Share Outstanding Throughout the Year or Period Ended April 30,

                                                                                                                      Ratio of
                                        Realized      Distri-                                                           Net
                                           and        butions                                             Ratio of   Investment
                Net                    Unrealized      from      Distri-    Net                  Net      Expenses     Income
               Asset                    Gains or        Net      butions   Asset                Assets       to          to
              Value,         Net        (Losses)      Invest-     from     Value,               End of    Average     Average
             Beginning   Investment        on          ment      Capital   End of    Total      Period      Net         Net
             of Period     Income      Investments    Income      Gains    Period   Return+     (000)      Assets      Assets
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 Class A
 1998         $ 1.00         0.05            --        (0.05)        --    $ 1.00      4.77%   $ 35,302     0.70%        4.66%
 1997           1.00         0.05            --        (0.05)        --      1.00      4.71      13,673     0.64         4.62
 1996(1)        1.00         0.02            --        (0.02)        --      1.00      1.82++     8,758     0.55*        4.71*
-------------------
MONEY MARKET PORTFOLIO
-------------------
 Class A
 1998         $ 1.00         0.05            --        (0.05)        --    $ 1.00      5.25%   $188,048     0.62%        5.13%
 1997           1.00         0.05            --        (0.05)        --      1.00      5.03     128,693     0.59         4.92
 1996           1.00         0.05            --        (0.05)        --      1.00      5.44     104,703     0.58         5.25
 1995           1.00         0.05            --        (0.05)        --      1.00      4.69      51,081     0.45         4.88
 1994(2)        1.00           --            --           --         --      1.00      0.42++        12    1.16*         2.26*
---------------------------
TAX-FREE MONEY MARKET PORTFOLIO
---------------------------
 Class A
 1998         $ 1.00         0.03            --        (0.03)        --    $ 1.00      3.16%   $ 25,144     0.61%        3.11%
 1997           1.00         0.03            --        (0.03)        --      1.00      3.01      16,495     0.55         2.97
 1996           1.00         0.03            --        (0.03)        --      1.00      3.53      16,179     0.34         3.33
 1995           1.00         0.03            --        (0.03)        --      1.00      2.74       2,491     0.75         2.68
 1994(3)        1.00           --            --           --         --      1.00      0.20++        50    1.25*         1.20*
----------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
----------------------------------
 Class A
 1998(4)      $ 1.00         0.04            --        (0.04)        --    $ 1.00      5.19%   $ 78,265     0.67%*       4.98%*


              Ratio of
              Expenses
             to Average
                Net
               Assets     Portfolio    Average
             (Excluding   Turnover    Commission
              Waivers)      Rate        Rate**
-----------  -----------------------------------
-----------
U.S. TREASU
-----------
 Class A
 1998            0.85%         --           --
 1997            0.83          --           --
 1996(1)         0.86*         --           --
-----------
MONEY MARKE
-----------
 Class A
 1998            0.85%         --           --
 1997            0.83          --           --
 1996            0.77          --           --
 1995            0.97          --           --
 1994(2)       592.55*         --           --
-----------
TAX-FREE MO
-----------
 Class A
 1998            0.86%         --           --
 1997            0.84          --           --
 1996            0.90          --           --
 1995            2.94          --           --
 1994(3)        32.17*         --           --
-----------
U.S. GOVERN
-----------
 Class A
 1998(4)         0.87%*        --           --

                                                                                                                    Ratio of
                                        Realized      Distri-                                                         Net
                                           and        butions                                           Ratio of   Investment
                Net                    Unrealized      from      Distri-    Net                 Net     Expenses     Income
               Asset                    Gains or        Net      butions   Asset              Assets       to          to
              Value,         Net        (Losses)      Invest-     from     Value,             End of    Average     Average
             Beginning   Investment        on          ment      Capital   End of    Total    Period      Net         Net
             of Period     Income      Investments    Income      Gains    Period   Return+    (000)     Assets      Assets
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
=============================
 Class A
 1998         $ 9.96         0.52          0.09        (0.51)     (0.01)   $10.05     6.23%   $14,410     0.78%        5.02%
 1997(5)        9.95         0.27          0.03        (0.28)     (0.01)     9.96     3.39++   22,937     0.67*        5.07*
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
==============================
 Class A
 1998(6)      $ 9.88         0.81         (0.03)       (0.81)        --    $ 9.85     7.86%++ $    30     1.05%        6.02%*
----------------
INCOME PORTFOLIO
================
 Class A
 1998         $ 9.94         0.58          0.44        (0.59)        --    $10.37    10.47%   $ 6,889     0.95%        5.82%
 1997           9.91         0.59          0.01        (0.57)        --      9.94     6.32      4,102     0.89         5.96
 1996           9.72         0.60          0.19        (0.60)        --      9.91     8.14      4,184     1.02         5.54
 1995           9.62         0.55          0.05        (0.47)     (0.03)     9.72     6.45        296     1.23         5.66
 1994(7)        9.69         0.02         (0.06)       (0.03)        --      9.62    (0.41)++      30     1.72*        3.95*
---------------------------
MARYLAND TAX-FREE PORTFOLIO
===========================
 Class A
 1998         $ 9.87         0.44          0.34        (0.45)     (0.06)   $10.14     7.91%   $25,283     0.90%        4.39%
 1997(8)        9.96         0.13         (0.07)       (0.15)        --      9.87     0.63++    7,997     0.91*        4.70*
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
===============================
 Class A
 1998(9)      $10.26       $ 0.04         (0.13)       (0.04)        --    $10.13    (0.94)%++ $2,577     1.01%*       3.72%*
------------------
BALANCED PORTFOLIO
------------------
 Class A
 1998         $11.40         0.27          3.04        (0.28)     (1.23)   $13.20    30.67%   $15,074     1.02%        2.20%
 1997          11.35         0.28          0.56        (0.28)     (0.51)    11.40     7.66      6,164     0.96         2.56
 1996          10.04         0.31          1.68        (0.31)     (0.37)    11.35    20.23      3,323     1.09         2.51
 1995          10.15         0.27          0.05        (0.24)     (0.19)    10.04     3.33        549     1.26         2.83
 1994(10)      10.62         0.01         (0.43)       (0.05)        --     10.15    (3.95)++     166     1.86*        1.36*
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
 Class A
 1998         $11.01         0.28          2.73        (0.29)     (1.21)   $12.52    28.73%++ $ 3,428     1.07%*       2.39%*
 1997(11)
----------------------
EQUITY INDEX PORTFOLIO
----------------------
 Class A
 1998(12)     $ 9.78         0.06          1.80        (0.07)        --    $11.57    19.08%++ $ 1,417     0.45%*       1.02%*
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
 Class A
 1998         $12.38         0.10          4.69        (0.10)     (0.09)   $16.98    38.93%   $43,300     1.04%        0.71%
 1997(13)      10.33         0.16          2.06        (0.16)     (0.01)    12.38    21.74++   13,211     0.86*        1.29*
----------------------
VALUE EQUITY PORTFOLIO
----------------------
 Class A
 1998(6)      $14.55           --          0.05           --         --    $14.60     0.34%++ $   227     1.26%*       0.62%*
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
 Class A
 1998         $11.87           --          4.93        (0.02)     (1.96)   $14.82    44.90%   $14.401     1.06%       (0.10)%
 1997          11.56         0.09          1.41        (0.13)     (1.06)    11.87    13.39      5,595     0.56         0.74
 1996          10.18         0.12          2.15        (0.12)     (0.77)    11.56    23.24      2,111     0.50         1.05
 1995          10.18         0.08          0.18        (0.08)     (0.18)    10.18     2.74        404     1.23         0.86
 1994(10)      10.89           --         (0.71)          --         --     10.18    (6.52)++      87     1.92*       (0.27)*


              Ratio of
              Expenses
             to Average
                Net
               Assets     Portfolio    Average
             (Excluding   Turnover    Commission
              Waivers)      Rate        Rate**
------------------------------------------------
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
=============================
 Class A
 1998            1.07%     124.24%          --
 1997(5)         0.91*     147.86           --
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
==============================
 Class A
 1998(6)         1.33%*     13.77%          --
----------------
INCOME PORTFOLIO
================
 Class A
 1998            1.16%     154.87%          --
 1997            1.09      271.60           --
 1996            1.37      107.33           --
 1995           27.63       73.00           --
 1994(7)        55.35*      20.00           --
---------------------------
MARYLAND TAX-FREE PORTFOLIO
===========================
 Class A
 1998            1.15%      22.40%          --
 1997(8)         1.10*      11.13           --
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
===============================
 Class A
 1998(9)         1.24%       3.50%          --
------------------
BALANCED PORTFOLIO
------------------
 Class A
 1998            1.33%      71.58%       .0685
 1997            1.19      124.22        .0673
 1996            1.55      107.56           --
 1995            5.80       81.00           --
 1994(10)       15.08*      37.00           --
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
 Class A
 1998            1.45%*     39.88%*      .0692
 1997(11)
----------------------
EQUITY INDEX PORTFOLIO
----------------------
 Class A
 1998(12)        1.08%*     49.56%       .0335
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
 Class A
 1998            1.50%      26.32%       .0697
 1997(13)        1.25*      46.91        .0727
----------------------
VALUE EQUITY PORTFOLIO
----------------------
 Class A
 1998(6)         1.67%*      4.34%       .0700
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
 Class A
 1998            1.37%     174.55%       .0685
 1997            1.30      246.14        .0692
 1996            1.65      578.57           --
 1995            9.73      182.00           --
 1994(10)       30.78*      41.00           --

                                                                                                                    Ratio of
                                        Realized      Distri-                                                         Net
                                           and        butions                                           Ratio of   Investment
                Net                    Unrealized      from      Distri-    Net                 Net     Expenses     Income
               Asset                    Gains or        Net      butions   Asset              Assets       to          to
              Value,         Net        (Losses)      Invest-     from     Value,             End of    Average     Average
             Beginning   Investment        on          ment      Capital   End of    Total    Period      Net         Net
             of Period     Income      Investments    Income      Gains    Period   Return+    (000)     Assets      Assets
-----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO)
--------------------------------------------------------------
 Class A
 1998         $ 8.53        (0.06)         3.98           --      (0.62)   $11.83    47.57%   $ 1,853     1.21%       (0.46)%
 1997(13)      15.47        (0.01)        (3.72)          --      (3.21)     8.53   (27.14)++   1,075     1.11*       (0.13)*
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
 Class A
 1998(6)      $11.40           --          0.11           --         --    $11.51     0.96%++ $    13     0.96%*      (0.63)%*


              Ratio of
              Expenses
             to Average
                Net
               Assets     Portfolio      Average
             (Excluding   Turnover      Commission
              Waivers)      Rate          Rate**
--------------------------------------------------------------
--------------------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO)
--------------------------------------------------------------
 Class A
 1998            1.36%     410.72%       .0678
 1997(13)        1.21*     704.41        .0678
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
 Class A
 1998(6)         1.19%*      0.98%          --

        *  Annualized
       ** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
        + Total return for Class A does not include the one time sales charge
       ++ Returns are for the period indicated and have not been annualized.
      (1)  Commenced operations on December 15, 1995.
      (2)  Commenced operations on March 2, 1994.
      (3)  Commenced operations on March 15, 1994.
      (4)  Commenced operations on July 7, 1997.
      (5)  Commenced operations on September 9, 1996.
      (6)  Commenced operations on April 1, 1998.
      (7)  Commenced operations on April 12, 1994.
      (8)  Commenced operations on January 2, 1997.
      (9)  Commenced operations on March 23, 1998.
     (10)  Commenced operations on March 9, 1994.
     (11)  Commenced operations on May 9, 1997.
     (12)  Commenced operations on November 3, 1997.
     (13)  Commenced operations on May 16, 1996.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of the portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the portfolios are set forth below. Additional information regarding the types of securities in which the portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the portfolios and a complete listing of each portfolio's investment limitations is contained in the Statement of Additional Information.

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     Although the portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental operating policy, the portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the portfolio invests 100% of its assets in U.S. Government Securities and in repurchase agreements backed by such instruments. The portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the portfolio's assets may be invested in securities that have received ratings in the second highest category by any two

NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by AIA to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     AIA anticipates that the Tax-Free Money Market Portfolio will be as fully invested as is practicable in municipal obligations. However, the portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of portfolio shares, or in order to meet anticipated redemption requests, the portfolio may hold cash which is not earning income.

     The Tax-Free Money Market Portfolio may invest up to 25% of its net assets in a single issuer's securities. The portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the portfolio's performance.

SHORT-TERM TREASURY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SHORT-TERM TREASURY PORTFOLIO is to provide current income, with a secondary objective of stability of principal.

     The portfolio invests 100% of its total assets in instruments which are issued or guaranteed by the U.S. government and thus constitute direct obligations of the United States, and in repurchase agreements backed by such instruments. As a non-fundamental policy, the portfolio will invest 100% of its total assets in U.S. Treasury bills, notes and bonds, and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

     The portfolio has no restriction on maturity; however, it normally invests in short-term securities and maintains a dollar-weighted average maturity of approximately two years. The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the portfolio's investments in particular securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

U.S. GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. GOVERNMENT BOND PORTFOLIO is to provide current income.

     The securities in which the portfolio invests include, but are not limited to: U.S. Government Securities; mortgage-backed securities; asset-backed securities; corporate obligations; taxable municipal obligations; and Money Market Instruments. The portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Under normal market conditions, the portfolio will invest at least 65% of the value of its total assets in U.S. Government Securities. For purposes of this policy, the portfolio will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. Government Securities. In addition, under normal market conditions, the portfolio will invest at least 65% of its total assets in bonds. The portfolio's remaining assets may be invested in any of the securities listed above. The portfolio will attempt to maintain a dollar-weighted average portfolio maturity of three to ten years.

INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income consistent with the preservation of capital.

     The portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by AIA to be of comparable quality. The portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of AIA as to the best price available.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in fixed-income securities. The portfolio has no restriction on maturity; however, it normally invests in intermediate-term securities and maintains a dollar-weighted average maturity of three to ten years. The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INCOME PORTFOLIO is to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in fixed-income securities. The portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by AIA to be of comparable quality. The portfolio may also invest up to 15% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the portfolio. An orderly disposition of these stocks will be effected consistent with the adviser's judgment as to the best price available.

     The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MARYLAND TAX-FREE PORTFOLIO is to provide high current income that is free from federal income tax and Maryland state and county income taxes.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in Maryland municipal securities. In addition, as a matter of fundamental policy, the portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.

     The portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     AIA normally invests the portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary defensive purposes.

PENNSYLVANIA TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide high current income that is free from federal and Pennsylvania state income taxes.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in Pennsylvania municipal securities. In addition, as a matter of fundamental policy, the portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.

     The portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but also may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     AIA normally invests the portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BALANCED PORTFOLIO is to seek long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     The portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The portfolio may invest in preferred stock and convertible securities. Debt securities acquired by the portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio maintains at least 25% of its total assets in fixed-income senior securities. The average maturity of the portfolio's debt obligations will vary depending on market conditions. AIA may adjust the portfolio's investments based on its interpretation of underlying economic, financial, and security trends. AIA's ability to make such adjustments successfully will depend on its ability to predict market trends.

     The portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the portfolio to engage in short-term trading, AIA may dispose of securities without regard to the length of time they are held if it believes such action will benefit the portfolio. Although AIA will consider the potential for income in selecting investments for the portfolio, the portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INCOME PORTFOLIO is to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in dividend-paying common stocks. The portfolio may invest up to 35% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and investment-grade debt securities (including convertible debt securities) and unrated securities determined by the adviser to be of comparable quality. The portfolio may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     AIA considers many factors when evaluating a security for investment by the portfolio, including the company's current financial strength and relative value. Although AIA will consider the potential for income in selecting investments for the portfolio, the portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios. AIA may adjust the portfolio's investments based on its interpretation of underlying economic, financial, and security trends; however, AIA's ability to make such adjustments successfully will depend on its ability to predict market trends.

EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INDEX PORTFOLIO is to provide investment results that correspond to the performance of the S&P 500.

     The portfolio invests at least 65% of total assets in common stocks included in the S&P 500. AIA believes that the portfolio's objective can best be achieved by investing in the common stocks of approximately 250 to 500 of the companies included in the S&P 500, depending upon the size of the portfolio.

     The portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the portfolio's assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.

     Although the portfolio will not duplicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the portfolio's performance and that of the S&P 500 in both rising and falling markets. The portfolio will attempt to achieve a correlation of at least 95%, without taking into account expenses of the portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, and the amount and timing of cash flows into and out of the portfolio. Although cash flows into and out of the portfolio will affect the portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.

     The portfolio may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs"). The portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs. These types of contracts and options and certain associated risks are described in the Appendix to this Prospectus and in the Statement of Additional Information.

     Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment. "S&P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Equity Index Portfolio.

BLUE CHIP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BLUE CHIP EQUITY PORTFOLIO is to achieve long-term appreciation. The portfolio is expected to produce current income consistent with its primary objective.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The portfolio may also seek capital by investing up to 35% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock and asset-backed securities. The portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in equity securities of companies with operating histories of ten years or more and market capitalizations in excess of $5 billion which the adviser considers to be leaders in their respective markets. It is expected that the companies in which the portfolio invests will be based primarily in the United States, and will be recognized market leaders with strong financial positions. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength. AIA considers many factors when evaluating the overall quality of a security for investment by the portfolio, including a company's current financial strength and relative value.

MID-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MID-CAP EQUITY PORTFOLIO is to provide long-term capital appreciation.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. Under normal circumstances, at least 80% of the value of the portfolio's total assets will be invested in equity securities of companies with a market capitalization of $500 million to $8 billion. Companies with market capitalizations in this range are considered "mid cap" and are represented by the Standard & Poor's MidCap 400 Index. As of June 30, 1998, the market capitalizations of the companies included in the S&P MidCap 400 Index ranged from $200 million to $14 billion. The companies in which the portfolio invests are typically well established but have not reached full maturity and may offer significant growth potential. AIA will seek to identify companies which have above-average trends in sales and earnings and whose valuation by the market is relatively low or unrecognized.

     Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the adviser to be of comparable quality).

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the VALUE EQUITY PORTFOLIO is to provide growth of principal. The portfolio pursues its objective by investing primarily in the equity securities of high quality companies. Emphasis is placed on stocks where the market price of the stock appears low when compared to present and/or future earnings cash flow.

     The portfolio's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that economic growth will be reflected in the growth of the revenues and earnings of publicly-held corporations. The securities in which the portfolio invests include, but are not limited to: common stocks; convertible securities; securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market, including American Depositary Receipts ("ADRs"); futures and options; U.S. Government Securities; corporate obligations; mortgage-backed securities; and Money Market Instruments.

     Under normal market conditions, the portfolio intends to invest at least 65% of its total assets in equity securities of U.S. companies. In most market conditions, the stocks comprising the portfolio's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, above average free cash flow, and high return on the company's invested capital.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of CAPITAL GROWTH PORTFOLIO is to provide long-term capital appreciation. The portfolio is expected to produce modest dividend or interest income. This income will be incidental to the portfolio's primary objective.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The portfolio may also seek capital appreciation by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the portfolio invests will normally be investment grade or unrated securities determined by the adviser to be of comparable quality. The portfolio may, however, invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     It is the portfolio's policy to invest in the securities of both well-known, established companies and smaller, less-well-known companies. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength. AIA considers many factors when evaluating the overall quality of a security for investment by the portfolio, including a company's current financial strength, earnings momentum and relative value.

SMALL-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SMALL-CAP EQUITY PORTFOLIO (formerly the Special Equity Portfolio) is to provide capital appreciation.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in equity securities of companies with a market capitalization of $1.2 billion or less at the time of investment. AIA will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, i.e., a "special situation". See the Statement of Additional Information for more information. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength.

     In seeking capital appreciation, the portfolio may also invest in securities of companies which have valuable fixed assets and whose securities are believed by AIA to be undervalued in relation to their assets, earnings or growth potential.

     AIA intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if AIA believes that investing in these securities will result in capital appreciation. The portfolio may invest up to 35% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     The portfolio spreads investment risk by limiting its holdings in any one company or industry. AIA may use various investment techniques to hedge the portfolio's risks, but there is no guarantee that these strategies will work as intended. AIA normally invests the portfolio's assets according to its investment strategy. The portfolio expects to be fully invested under most market conditions. However, the portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes when, in AIA's judgment, a more conservative approach to investment is desirable.

INTERNATIONAL EQUITY SELECTION PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERNATIONAL EQUITY SELECTION PORTFOLIO is to provide long-term capital appreciation. The portfolio seeks to achieve its investment objective by investing primarily in shares of other mutual funds ("underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers.

     Under normal market conditions, and as an investment policy, the portfolio will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the portfolio anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. AIA will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on AIA's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions. The selection of underlying funds involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in AIA's view, meet these criteria will then be subject to further evaluation of investment policies, historical total return, size, volatility, manager tenure and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less, the same or different investment restrictions than the portfolio, and AIA will consider these similarities and differences when making investment decisions.

     The Investment Company Act of 1940 currently provides that the portfolio may not purchase the securities of an underlying fund if, as a result, the portfolio together with any of its affiliates would own more than 3% of the total outstanding securities of that underlying fund. Thus, the portfolio's ability to invest in shares of certain underlying funds could be restricted and AIA may have to select alternative investments. By investing in the portfolio, investors bear not only the portfolio's total operating expenses, but the operating expenses of the underlying funds as well. An investor in the portfolio should recognize that investments may be made directly in underlying funds and that, by investing in underlying funds indirectly through the portfolio, investors will bear not only a proportionate share of the expenses of the portfolio, but also, indirectly, similar expenses of the underlying funds, including distribution expenses and sales charges. Finally, investors should recognize that, as a result of the portfolio's policies of investing in other mutual funds, investors may receive taxable capital gains distributions to a greater extent than would be the case if an investment were made directly in the underlying funds.

     Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States), individual country funds, and domestic equity and debt funds to the extent consistent with the portfolio's objective of long-term capital appreciation. As described in more detail below, the portfolio may also make direct investments in the securities held by these underlying funds, including, but not limited to: domestic and foreign equity securities (such as equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"); fixed income securities, which include preferred stock, bonds, notes, or other debt securities of U.S. and foreign companies or governments; short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances; warrants; and unit investment trusts. The portfolio and underlying funds may also invest in variable rate demand notes, invest in restricted securities, invest up to 15% of their net assets in illiquid securities, engage in repurchase agreements, when-issued and delayed delivery transactions and forward commitments, invest in foreign currency exchange transactions (including forward foreign currency exchange transactions), enter into futures contracts and foreign currency futures contracts and trade in options on foreign currencies, stock index and financial futures contracts, portfolio securities and stock indices. The portfolio and underlying funds may also lend their portfolio securities, and borrow for investment purposes.

     Underlying funds may be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35% or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The portfolio will not concentrate its assets (i.e., invest more than 25% of its total assets) in any industry or in underlying funds which concentrate their assets in any industry. However, under certain unusual circumstances, the portfolio could be indirectly concentrated in one or more industries. If this were to occur, AIA would consider whether to maintain or change its investments in underlying funds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     Although the portfolio will normally invest in open-end, management investment companies, or "mutual funds," it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

     For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the portfolio may invest in Money Market Instruments.

RISKS TO CONSIDER
--------------------------------------------------------------------------------

     An investment in any of the portfolios involves certain risks. These risks include, but are not limited to, the risks discussed below. Certain investments and investment techniques permitted for the portfolios pose special risks in addition to those discussed below. See the Appendix to this Prospectus and the Statement of Additional Information for more information. Investors should review the investment objective and policies of a portfolio and carefully consider their ability to assume the risks involved in purchasing its shares.

     By itself no portfolio constitutes a balanced investment program. There is no assurance that a portfolio will achieve its investment objective. The yield and total return of the portfolios will fluctuate. Changes in the values of a portfolio's investments will generally not affect the income derived from them; however, they may affect the portfolio's share price. The money market portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. The share price of the other portfolios will fluctuate and investors may have a gain or loss when redeeming shares.

     FIXED-INCOME SECURITIES. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the portfolio's shares.

     Bonds rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), or with equivalent ratings by other NRSROs, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities rated lower than Baa by Moody's or BBB by S&P, or with equivalent ratings by other NRSROs, (sometimes referred to as "junk bonds") have poor protection against default in payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. Market prices of lower-rated debt securities may fluctuate more than those of higher-rated securities, and may decline significantly in periods of general economic difficulty which may follow rising interest rates. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     MUNICIPAL OBLIGATIONS. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest primarily in municipal obligations and other portfolios may invest in such obligations to the extent permitted by their investment policies. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit support for other types of municipal instruments. AIA may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, AIA will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     EQUITY SECURITIES GENERALLY. Investments in equity securities are subject to market risks which may cause their prices to fluctuate. Accordingly, the portfolios investing in equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in the value of equity securities held by a portfolio will not necessarily affect income derived from those securities but will affect the net asset value of the portfolio's shares. Equity securities may not perform well during certain market cycles and may not respond to general market movements to the same extent as other securities.

     SMALLER-CAPITALIZATION COMPANIES. The Small-Cap Equity Portfolio (formerly the Special Equity Portfolio) emphasizes investments in companies with relatively-small market capitalizations and other portfolios may invest in such companies to the extent permitted by their investment policies. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility than those of larger-capitalization companies, and they may be expected to do so in the future. Their reliance on limited product lines, markets, financial resources, or other factors may make smaller companies more susceptible to setbacks and downturns. As a result, their stock prices may be particularly volatile. In addition, investing in securities involving a special situation bears the risk that the situation will not develop as favorably as expected, or that it may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance, or a bankruptcy may not be as favorably resolved as had been expected.

     FOREIGN SECURITIES. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Investing in emerging markets involves special considerations (in addition to those relating to foreign investments generally) which include, among others, greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aide or development assistance, currency transfer restrictions, a limited number of potential buyers for securities, and delays and disruptions in securities settlement procedures. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     NON-DIVERSIFICATION. Investing in the Maryland Tax-Free Portfolio or Pennsylvania Tax-Free Portfolio, which are non-diversified portfolios, may entail greater risk than investing in a diversified portfolio because the concentration in securities of relatively-fewer issuers could result in greater fluctuation in the total market value of the portfolio's holdings. Any economic, political or regulatory developments affecting the value of the securities the portfolio holds could have a greater impact on the total value of its holdings than would be the case if the securities were diversified among more issuers.

     Maryland tax-free securities include obligations issued by the State of Maryland or its counties, municipalities, authorities or other subdivisions. The performance of these securities is closely tied to economic and political conditions in the state. Maryland's rate of economic growth has been slower in the 1990s than it had been during the 1980s. State revenues in recent years have been less than expected and, because Maryland's constitution requires a balanced budget, expenditures have been cut. While the ratings assigned to Maryland municipal investments indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and its employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described in the Statement of Additional Information.

     INDUSTRY CONCENTRATION. The International Equity Selection Portfolio will not concentrate its assets in any industry or in underlying funds which concentrate their assets in any industry. However, in certain unusual circumstances, the portfolio may be indirectly concentrated in one or more industries. In such circumstances, because the scope of investment alternatives within an industry is limited, the value of the portfolio's shares may be subject to greater market fluctuation than an investment in a fund which invests directly in a broader range of securities.

     YEAR 2000 RISKS. The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund and its portfolios could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to the Fund and its portfolios. While it is likely that such assurances will be obtained, the Fund and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of a portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period (for the money market portfolios) or a 30-day period (for other portfolios), by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7- and 30-day periods, respectively. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the relevant portfolio.

     A TAX-EQUIVALENT YIELD shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a particular class of a portfolio and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects performance of a class over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if performance of a class had been constant over the entire period. Because average annual total returns tend to smooth out variations in return, it should be recognized that they are not the same as actual year-by-year results. When a class of a portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain portfolios may advertise performance that includes results from periods in which the portfolio's assets were managed in a non-registered predecessor vehicle. The classes of shares of a portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please contact your Investment Professional or call 1-800-ARK-FUND to request a Statement of Additional Information and Annual Report.

PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
--------------------------------------------------------------------------------

     Class A and Class B shares are sold on a continuous basis by the Fund's distributor, SEI Investments Distribution Co. Class A or Class B shares may be purchased by establishing a brokerage account with a qualified securities dealer or other financial institution (an "Investment Professional"), such as First Maryland Brokerage Corporation, or by contacting the Fund's distributor at 1-888-4ARK-FUND.

     The minimum initial investment is $500 per portfolio. Subsequent investments may be in any amount of $500 or more. If your total investment in a portfolio falls below $500 due to redemption and you do not increase your total investment, your account may be closed and the proceeds mailed to you at the address on record. You will be given 30 days' notice to reestablish the minimum investment. Shares will be redeemed at the last calculated net asset value, less any applicable sales charge, on the day the account is closed.

     The portfolios are open for business and the net asset values of their shares are calculated each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). Your purchase of shares of a money market portfolio must be made in federal funds or other readily available funds and will be processed at the net asset value next calculated after your order is received and accepted by the Fund's transfer agent. Your purchase of other portfolios will be processed at the public offering price next calculated after your order is received and accepted by the transfer agent.

     Certificates representing shares will not be issued. The net asset values of the fixed-income and equity portfolios are determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and 4:00 p.m. The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").

     PURCHASES THROUGH INVESTMENT PROFESSIONALS. You may set up an account through an Investment Professional. Please contact your Investment Professional or call 1-800-ARK-FUND for information on opening a brokerage account to invest in a portfolio. The brokerage account application from your Investment Professional should be read in conjunction with this Prospectus. An Investment Professional may impose additional charges for its services and certain limitations may apply.

     PURCHASES BY MAIL. Shares may be purchased through the mail by forwarding a completed Account Application along with a check (in the case of a new account) or a check with the proper account information and investment instructions (in the case of existing accounts) to:

        ARK Funds
        P.O. Box 8525
        Boston, MA 02266-8525

     All purchases made by check should be in U.S. dollars and made payable to ARK Funds or for an IRA account, State Street Bank and Trust Company, as custodian. Third party checks will not be accepted. When purchases are made by check or through the Automatic Investment Plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

     PURCHASES BY WIRE.  Shares may be purchased by wiring money to:

        State Street Bank and Trust Company
        Boston, MA
        ABA 011000028
        Account Number:      99051609
        Attention:           [ARK Portfolio Name]
        Further Credit to:   [Account Name and Number]

     The wire instructions must include the account number. An order to purchase shares by Federal Funds wire will be deemed to have been received on the day of the wire, provided that the Fund's transfer agent is notified at 1-888-4ARK-FUND by 12:00 p.m. of the intention to wire money.

     An order for the purchase of shares of a money market portfolio will become effective on the day of receipt of the order by the Fund's transfer agent and the shares purchased will be entitled to that day's dividend if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order for the U.S. Treasury Money Market Portfolio or Tax-Free Money Market Portfolio, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m. (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio), an investor will receive the net asset value next determined on the following Business Day. Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m.

     Purchase orders for Class A or Class B shares of a fixed-income or equity portfolio received by the transfer agent prior to 4:00 p.m. will be processed at that day's public offering price (the net asset value plus the applicable sales charge). The shares purchased will be eligible for dividends on the Business Day following the date the purchase order is accepted. Payment is expected at the time of the purchase order, but must be received within three Business Days of the date of the purchase order. If funds are not received within three Business Days, the order may be canceled and notice thereof provided to the party placing the order. Any fees or losses due to cancellation of a purchase order may be the responsibility of the party placing the order.

     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     If you have established an account through an Investment Professional, it is the responsibility of your Investment Professional to transmit your order to purchase and redeem shares to the transfer agent before the next-determined net asset value calculation on a Business Day in order for you to receive the next-determined share price.

     The Fund and the Distributor reserve the right to reject any purchase order.

ALTERNATIVE SALES CHARGE OPTIONS
--------------------------------------------------------------------------------

     You may purchase shares of the portfolios at a price equal to their net asset value per share plus a sales charge which, at your election, may be imposed either (i) at the time of purchase (Class A initial sales charge alternative), or (ii) with respect to the portfolios having Class B shares available for purchase (the Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio) on a contingent deferred basis (Class B deferred sales charge or "CDSC" alternative). The classes have the same rights and are identical in all respects except that

(i) Class B shares bear the expenses of the deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may be entitled to vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares), (iii) only Class B shares carry a conversion feature and (iv) each class has different exchange privileges. See "Exchanges". Sales personnel of securities dealers or other financial institutions distributing shares of the portfolios, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B shares.

     The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or in additional shares will all be factors in determining which sales charge option is best for you. You should consider whether, over the time you expect to maintain your investment, the additional distribution and service fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares, and to what extent such differential would be offset by the expected higher yield of Class A shares. Class A shares will normally be more beneficial to you if you qualify for reduced sales charges as described below.

CLASS A SALES CHARGES

     The offering price (price to buy one share) is the net asset value of a Class A share of the applicable portfolio, divided by the sum of one minus the applicable sales charge percentage. There are no sales charges imposed on purchases of Class A shares of the money market portfolios and the Short-Term Treasury Portfolio. The following table shows the total sales charges applicable to purchases of Class A shares of other portfolio:

                               U.S. GOVERNMENT BOND,                   BALANCED, EQUITY INCOME,
                             INCOME, MARYLAND TAX-FREE             EQUITY INDEX, BLUE CHIP EQUITY,
                             AND PENNSYLVANIA TAX-FREE             VALUE EQUITY, CAPITAL GROWTH AND
                                     PORTFOLIOS                      SMALL-CAP EQUITY* PORTFOLIOS
                       --------------------------------------   --------------------------------------
                           SALES CHARGE                             SALES CHARGE
                             AS A % OF          PROFESSIONAL          AS A % OF          PROFESSIONAL
                       ---------------------     CONCESSION     ---------------------     CONCESSION
                       OFFERING   NET AMOUNT     AS A % OF      OFFERING   NET AMOUNT     AS A % OF
                        PRICE      INVESTED    OFFERING PRICE    PRICE      INVESTED    OFFERING PRICE
                       --------   ----------   --------------   --------   ----------   --------------
Less than $50,000....    4.50        4.71           4.05          4.75        4.99           4.28
$50,000 to less than
  $100,000...........    4.00        4.17           3.60          4.50        4.71           4.05
$100,000 to less than
  $250,000...........    3.00        3.09           2.70          3.50        3.63           3.15
$250,000 to less than
  $500,000...........    2.50        2.56           2.25          2.50        2.56           2.25
$500,000 to less than
  $1,000,000.........    2.00        2.04           1.80          2.00        2.04           1.80
$1,000,000 to less
  than $3,000,000....    1.00        1.01           0.90          1.00        1.01           0.90
$3,000,000 to less
  than $5,000,000....    0.50        0.50           0.45          0.50        0.50           0.45
$5,000,000 and
  above..............    0.00        0.00           0.00          0.00        0.00           0.00


                                INTERNATIONAL EQUITY
                                SELECTION PORTFOLIO
                       --------------------------------------
                           SALES CHARGE
                             AS A % OF          PROFESSIONAL
                       ---------------------     CONCESSION
                       OFFERING   NET AMOUNT     AS A % OF
                        PRICE      INVESTED    OFFERING PRICE
                       --------   ----------   --------------
Less than $50,000....    1.50        1.52           1.40
$50,000 to less than
  $100,000...........    1.50        1.52           1.40
$100,000 to less than
  $250,000...........    1.00        1.01           0.90
$250,000 to less than
  $500,000...........    0.75        0.76           0.65
$500,000 to less than
  $1,000,000.........    0.50        0.50           0.40
$1,000,000 to less
  than $3,000,000....    0.00        0.00           0.00
$3,000,000 to less
  than $5,000,000....    0.00        0.00           0.00
$5,000,000 and
  above..............    0.00        0.00           0.00

--------------------------------------------------------------------------------
* formerly Special Equity

     A portion of the sales charge is currently being waived so that the total sales charge applicable to purchases of Class A shares of a portfolio (other than the International Equity Selection Portfolio) is as follows:

                                                                    SALES CHARGE
                                                                      AS A % OF              PROFESSIONAL
                                                             ---------------------------      CONCESSION
                                                                              NET AMOUNT      AS A % OF
                                                             OFFERING PRICE    INVESTED     OFFERING PRICE
                                                             --------------   ----------    --------------
Less than $50,000..........................................       3.00           3.09            2.90
$50,000 to less than $100,000..............................       2.50           2.56            2.40
$100,000 to less than $250,000.............................       2.00           2.04            1.90
$250,000 to less than $500,000.............................       1.50           1.52            1.40
$500,000 to less than $1,000,000...........................       1.00           1.01            0.90
$1,000,000 and above.......................................       0.00           0.00            0.00

     All questions regarding the applicability of sales charges to share purchases will be determined by the Fund's distributor. The sales charge waivers reflected in the above table may be discontinued at any time.

     REDUCTIONS AND WAIVERS: CLASS A. The sales charge will be reduced for purchases of Class A shares according to the above schedule if your purchase qualifies for one of the following reduction plans. Please call your Investment Professional for more details about each plan.

     QUANTITY DISCOUNTS apply to purchases of Class A shares of a single portfolio or to combined purchases of Class A shares of any portfolio subject to a sales charge, and to purchases through an exchange from any such portfolio. An investment in Class A shares for several accounts held by you, your spouse, and your children under age 21 at the same time will be considered a single transaction and qualify for a quantity discount as long as the shares are purchased through the same Investment Professional and the total is at least $50,000.

     RIGHTS OF ACCUMULATION let you reduce your sales charge by adding to your new purchases the value of all Class A shares held by you, your spouse, and your children under age 21.

     A LETTER OF INTENT (the "Letter") lets you receive a reduced sales charge on purchases during a 13-month period as if the total amount invested had been invested in a single lump sum. See "Quantity Discounts" above. You must file your non-binding Letter with the Fund's transfer agent within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed shares. Neither income dividends nor capital gain distributions reinvested in additional shares will apply towards completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter and, in such case, sufficient escrowed shares will be redeemed to pay any applicable sales charge.

     A sales charge will not apply to Class A shares purchased: (1) by a bank trust officer, registered representative, or other employee (or a member of their immediate families) of Investment Professionals; (2) by a charitable organization (as defined in Section 501(c)(3) of the Code) investing $100,000 or more; (3) for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Code); (4) for a First National Bank of Maryland account with the proceeds of a distribution from an employee benefit plan that qualified for waiver 9; (5) for any state, county or city, or any governmental instrumentality, department, authority or agency; (6) with redemption proceeds from other mutual fund complexes on which you have previously paid an initial or contingent deferred sales charge; (7) for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions (employee benefit plans assets do not qualify for this waiver); (8) as part of an employee benefit plan having more than 25 eligible employees or a minimum of

$250,000 of plan assets invested in the Fund; (9) as part of an employee benefit plan through an intermediary that has signed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions; and (10) on a discretionary basis by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business and has executed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions (employee benefit plan assets do not qualify for this waiver).

     In order to continue to qualify for waiver 8, eligible investors with existing Fund accounts will be required to sign and comply with a participation agreement. You must notify your Investment Professional or First Maryland Brokerage Corporation in advance if you qualify for a sales charge waiver. If you are investing through an account managed by a broker-dealer, if you have authorized an investment adviser to make investment decisions for you, or if you are investing through a trust department, you may qualify to purchase either Class A shares without a sales charge or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder services fee, Institutional Class shares are expected to have a higher total return than Class A shares. Contact your Investment Professional to discuss if you qualify.

     EMPLOYEE INVESTMENT PROGRAM. Class A shares of the portfolios may be purchased without a sales charge and may be redeemed for an employee account. Current and former trustees and officers of the Fund, current and retired officers, directors and regular employees of Allied Irish Banks, p.l.c. and its direct and indirect subsidiaries, and their spouses and minor children ("employees") may open an employee account directly with the Fund by making an initial investment of $100 ($50 if purchasing through the Automatic Investment
Plan) or more in Class A shares of any portfolio. Automatic investment and Systematic Withdrawal Plans are available for employee accounts. To open an employee account call 1-888-4ARK-FUND to request an Account Application.

     Any of the portfolios (other than the Tax-Free Money Market, Maryland Tax-Free and Pennsylvania Tax-Free Portfolios) may be used as an investment for an existing or new employee IRA account. IRA accounts are subject to minimum initial and subsequent investments of $100 ($50 through the Automatic Investment
Plan) in a portfolio and the applicable contribution limits set by the Internal Revenue Service.

CLASS B SALES CHARGES

     Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value, at the end of eight years after purchase. For more information about the conversion of Class B shares, see the Statement of Additional Information. Class B shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher 12b-1 fee.

     As shown in the table below, a CDSC will be imposed if an investor redeems shares prior to the time when the shares would be converted into Class A shares.

                              1 YR    2 YRS    3 YRS    4 YRS    5 YRS    6 YRS    7+ YRS
                              ----    -----    -----    -----    -----    -----    ------
Charge....................     5%      4%       3%       3%       2%       1%        0%

     No CDSC is imposed to the extent that Class B shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on Class B shares, or (iii) were exchanged for shares of another portfolio, provided that the shares acquired in such exchange or subsequent exchanges (including shares of the Money Market Portfolio) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of Class B shares, Class B shares not subject to a CDSC are redeemed first.

     REDUCTIONS AND WAIVERS. The CDSC on Class B shares may be waived (i) within one year following the death or post-purchase disability (as defined in the Internal Revenue Code) of the owner or joint owner, provided that Class B shares are redeemed within one year following the death or initial determination of disability; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. Investors participating in the systematic withdrawal plan may make aggregate withdrawals each year of up to 10% of the value of their account at the time the plan was established without being subject to the CDSC. See "Systematic Withdrawal Plan".

EXCHANGES
--------------------------------------------------------------------------------

     An exchange is a convenient way to purchase shares of another portfolio registered in your state. Shares of a portfolio may be exchanged for shares of the same class of another portfolio. The exchange will be made on the basis of relative net asset value plus the applicable sales charge next determined after the exchange request is received by the Fund's transfer agent. Exchanges may be made by telephone. See "Redemptions--Redemptions By Telephone Exchange."

     If Class A shares are exchanged for shares of another portfolio with a higher sales charge than that paid for the shares being exchanged, you will pay a sales charge equal to the difference between the sales charges. If Class B shares subject to a CDSC are exchanged, the transaction will not be subject to the CDSC. However, when the shares acquired through the exchange are redeemed, the redemption may be subject to the CDSC, depending upon when the shares were originally purchased. The CDSC will be computed using the schedule of any portfolio into or from which an investor has exchanged shares that would result in the payment of the highest CDSC applicable to the shares owned by the investor. For purposes of computing the CDSC, the length of time the investor owned the shares will be measured from the date of original purchase and will not be affected by any exchange. In order to exchange into another portfolio, the $500 minimum initial investment must be met.

     Each exchange between portfolios actually represents the sale of shares of one portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuations is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a portfolio of any class without notice to shareholders if, in AIA's judgment, the portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

     An exchange between classes of a particular portfolio is generally not permitted, unless a shareholder becomes eligible to purchase shares of another class. The Fund reserves the right to require shareholders to complete an Account Application or other documentation in connection with the exchange. The Fund has received a private letter ruling from the Internal Revenue Service which provides that an exchange of shares of one class of a portfolio for shares of another class of the same portfolio will not constitute a taxable event.

     Before making an exchange, shareholders should consider the investment objective, policies and restrictions of the portfolio into which they are exchanging, as set forth in the Prospectus. Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the portfolio involved. The Fund reserves the right to reject any telephone exchange request and to modify or terminate the telephone exchange privilege at any time, upon 60 days' written notice.

REDEMPTIONS
--------------------------------------------------------------------------------

     You may redeem all or a portion of your Class A or Class B shares on any Business Day by mail, telephone or check writing, as described below. Shares will be redeemed at the net asset value next calculated, less any applicable sales charge, after the Fund's transfer agent has received the redemption request in good order.

     The following Class B shares may be redeemed without any charge at any time: (i) shares acquired by reinvestment of dividends and capital gains, and
(ii) shares otherwise exempt from the CDSC, as described in "Class B Sales Charges--Reductions and Waivers". For other Class B shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. In determining what CDSC is payable on any redemption, shares held longest during the CDSC period would be redeemed first. For this purpose, the amount of any increase in the value of a Class B share above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a Class B share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

     Redemption requests received prior to 4:00 p.m. for an equity or fixed-income portfolio, or prior to 12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio, on any Business Day will be processed on the date of receipt. "Processing" a redemption request means that shares in the portfolio from which the shareholder is making the redemption will be redeemed at the net asset value per share as of 4:00 p.m. (12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio) on the date of receipt. Redemption requests received after 4:00 p.m. for an equity or fixed-income portfolio, or after 12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio, will be processed on the next Business Day in the manner described above.

     REDEMPTION THROUGH INVESTMENT PROFESSIONALS. Shares may be redeemed through your Investment Professional. It is the responsibility of your Investment Professional to transmit promptly your order to redeem shares to the Fund's transfer agent.

     REDEMPTION BY MAIL. Written requests for redemptions from an account must be received in good order by the Fund's transfer agent in order to constitute a valid tender for redemption by mail. Requests should be mailed to:

        ARK FUNDS
        P.O. Box 8525
        Boston, MA 02266-8525

     The transfer agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if: (a) the redemption request is an amount in excess of $25,000; (b) redemption proceeds are to be sent to a name and/or address that differs from the registered name or address of record; or (c) a transfer of registration is requested. Otherwise, written redemption requests by mail may be accepted without a signature guarantee.

     REDEMPTION BY TELEPHONE. Investors wishing to redeem shares by telephone must provide the information requested in the Account Application. Thereafter, telephone redemption requests may be made by calling 1-888-4ARK-FUND. Payment for telephone redemptions will normally be transmitted on the next Business Day following receipt of a valid request for redemption. Investors may have the proceeds sent either by mail or wire.

     BY WIRE: Shareholders of record may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder on the Account Application. The Fund's transfer agent may deduct its then-current wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, the fee was $10 for each wire redemption. There is no minimum for telephone redemptions paid by wire.

     BY MAIL: Redemption proceeds may be paid by a check mailed to the name and address in which the shareholder's account is registered with the Fund. There is no minimum for telephone redemptions paid by check.

Investors may not close their accounts by telephone.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon telephone instructions that it reasonably believes to be genuine. The Fund and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. To ensure the authenticity of redemption instructions received by telephone, the transfer agent examines each shareholder request by verifying the account number and/or tax identification number at the time the request is made. The transfer agent subsequently sends confirmations of the transaction to the shareholder for verification. If reasonable procedures are not employed, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

     REDEMPTION BY CHECKWRITING. Checkwriting is available for accounts investing in Class A shares of a money market portfolio. The Fund will provide shareholders of record, upon request and without charge, with checks drawn on the portfolio. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

     Checks drawn on the money market portfolios may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-888-4ARK-FUND, and mail the completed form and signature card to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Prospectus, the overdraft fee was $20.

     REDEMPTION BY TELEPHONE EXCHANGE. Investors may make telephone exchanges of shares held in their accounts for shares in any other portfolio offering the same class of shares by calling 1-888-4ARK-FUND. Shareholders wishing to use the telephone exchange privilege must check the appropriate box on the Account Application. The telephone exchange privilege is only available in states where exchanges from one portfolio to another can lawfully be made.

     The Fund will not be responsible for the authenticity of exchange instructions received by telephone and the investor will bear the risk of loss.

     For more information on exchanging shares, "Exchanges".

     OTHER INFORMATION. Shares redeemed on any Business Day will receive the dividends declared, if any, through the time of redemption. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which redemption orders must be received. To the extent portfolio securities are traded in other markets on days which are not Business Days, the net asset value of the shares of a portfolio may be affected on days when investors are not able to purchase or redeem its shares.

     If making immediate payment could adversely affect a portfolio, the portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all the shares of a portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     NET ASSET VALUE. The net asset value of a class of shares of a portfolio is calculated by adding the pro rata share of the value of all securities and other assets attributable to the class, deducting the pro rata share of portfolio-level liabilities of the class, deducting class-specific liabilities, and dividing the result by the number of shares of the class outstanding in each class. Assets of the money market portfolios are valued based upon the amortized cost method. Assets of the other portfolios that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Other assets for which market quotations are not readily available are valued by an independent pricing service. Foreign securities held by a portfolio are valued on the basis of quotations from the primary U.S. market in which they are traded or, if not traded on a U.S. market, then their primary foreign market and are translated from foreign market quotations into U.S. dollars using current exchange rates.

     DISTRIBUTION OPTIONS. The money market portfolios earn interest from their investments. This interest, after payment of expenses, is passed along to shareholders as income dividends. Income dividends for each money market portfolio are declared daily and paid monthly. The other portfolios earn dividends from stocks and interest from bond, money market, and other investments. These dividends and interest, after payment of expenses, are passed along as income dividends. Income dividends for the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are declared daily and paid monthly; for the Equity Income Portfolio dividends are declared and paid monthly; for the Balanced Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Value Equity Portfolio dividends are declared and paid quarterly; and for the Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly the Special Equity Portfolio) and International Equity Selection Portfolio dividends are declared and paid annually. Net realized capital gains, if any, for any portfolio, are declared and paid at least annually.

     When you fill out your Account Application, you can specify how you want to receive your distributions. Currently, there are three available options:

     1. SHARE OPTION. The Share Option reinvests dividends and capital gain distributions, if any, in additional shares of the same portfolio. Reinvestment will be made at the net asset value next determined after payment. If you do not indicate a choice on your application, you will be assigned this option.

     2. CASH OPTION. Each dividend and capital gain distribution, if any, will be credited to your account in the manner specified for settlement on your account application.

     3. INCOME-EARNED OPTION. This option is available for the portfolios other than the money market portfolios. Your capital gain distributions will be automatically reinvested in shares of the same portfolio, and your dividends, if any, will be credited to your account in the manner specified for settlement on your account application.

     AUTOMATIC ASSET BUILDER. This program is available to investors who invest through First Maryland Brokerage Corporation and offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $100 per transaction) from your bank account to your brokerage account on a periodic basis. When you participate in the Automatic Asset Builder, the minimum initial investment in each portfolio is $500. You will receive written confirmation when you set up your program participation, or any time you make a change to your participation. You may change the amount of your automatic investment, skip an investment, or stop your Automatic Asset Builder investment by calling your Investment Professional at least three Business Days prior to your next scheduled investment date. This program is not available for the money market portfolios.

     AUTOMATIC INVESTMENT PLAN. Employees and direct investors may arrange for periodic investments on any Business Day in a portfolio through automatic deductions from a checking account by completing the appropriate section of the Account Application. The minimum pre-authorized investment amount is $50 per month per portfolio. All IRA investments made through the plan will be credited as contributions for the current calendar year.

     SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan may be used by employees who wish to receive regular distributions from their accounts. Upon commencement of a withdrawal plan, an account must have a current value of $10,000 or more. Investors may elect to receive automatic payments of $200 or more via check or direct deposit to a checking account on a monthly, quarterly, semi-annual or annual basis. Automatic withdrawals are normally processed on the 25th day of the applicable month (if this is not a Business Day, then on the next Business Day) and are paid promptly thereafter. To arrange a withdrawal plan, an employee must complete the appropriate section of the Account Application.

     Investors should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending upon the frequency and amount of the withdrawal payments and/or fluctuations in the net asset value per share of the applicable portfolio, their original investment could be exhausted entirely. To participate in the Systematic Withdrawal Plan, investors must have their dividends automatically reinvested. Investors may change or cancel a withdrawal plan at any time, upon written notice to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525.

     The aggregate withdrawals of Class B shares in any year pursuant to the Systematic Withdrawal Plan will not be subject to the CDSC in an amount up to 10% of the value of the account at the time of the establishment of the plan. Because automatic withdrawals of Class B shares in amounts greater than 10% of the initial value of the account will be subject to the CDSC, it may not be in the best interests of Class B shareholders to participate in a withdrawal plan for such amounts.

     STATEMENTS AND REPORTS. You will receive a quarterly (or, if there has been account activity, monthly) statement. You will also receive a statement after each trading transaction in your account. A consolidated IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive financial reports of any portfolio in which you are invested.

     TAX-SHELTERED RETIREMENT PLANS. Retirement plans offer tax advantages to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up an account in any of the portfolios (other than the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those described above. Plans include Individual Retirement Accounts ("IRAs"), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans. The telephone, wire and checkwriting privileges are not available to IRA accounts. For more information or to obtain an Account Application, call 1-888-4ARK-FUND.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The Fund's Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the agreements with the Fund's investment adviser, distributor, administrator, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, investment adviser and administrator, subject always to the general supervision of the Board of Trustees. A majority of the Fund's trustees are not affiliated with either the investment adviser or the distributor.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc. ("AIA"), 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to the Fund. Investment advisory services are provided subject to the general supervision of the Board of Trustees. AIA is entitled to receive for its advisory services payment at an annual rate based on the following fee schedule.

                                                               FEE (AS A PERCENTAGE
PORTFOLIO                                                     OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio........................          0.25%
U.S. Government Money Market Portfolio......................          0.25%
Money Market Portfolio......................................          0.25%
Tax-Free Money Market Portfolio.............................          0.25%
Short-Term Treasury Portfolio...............................          0.35%
U.S. Government Bond Portfolio..............................          0.75%
Intermediate Fixed Income Portfolio.........................          0.60%
Income Portfolio............................................          0.60%
Maryland Tax-Free Portfolio.................................          0.65%
Pennsylvania Tax-Free Portfolio.............................          0.65%
Balanced Portfolio..........................................          0.65%
Equity Income Portfolio.....................................          0.70%
Equity Index Portfolio......................................          0.20%
Blue Chip Equity Portfolio..................................          0.70%
Mid-Cap Equity Portfolio....................................          0.80%
Value Equity Portfolio......................................          1.00%
Capital Growth Portfolio....................................          0.70%
Small-Cap Portfolio.........................................          0.80%
International Equity Selection Portfolio....................          0.65%

     AIA, in its sole discretion, may waive all or any portion of its advisory fee for any portfolio. Any such voluntary waiver will increase such portfolio's yield for the period during which the waiver is in effect.

     The investment advisory fees payable by certain of the portfolios may be higher than the fees payable by other mutual funds (although not necessarily higher than the fees payable by funds with similar investment objectives), due to the greater complexity, expense and commitment of resources involved in managing those portfolios.

     AIA is a wholly-owned subsidiary of First National Bank of Maryland ("First National"). First National, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization. See "Banking Law Matters." AIA was organized in 1995 to manage assets and provide research services for the Trust Division of First National, which previously served as investment adviser to the portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. Officers, portfolio managers and investment analysts of AIA previously served in comparable capacities for the Trust Division of First National. As of June 30, 1998, AIA had assets under management of approximately $11.1 billion.

     The portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First National or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by AIA of the securities in which the portfolios invest.

     Subject to the general supervision of the Board of Trustees, AIA is responsible for placing orders for securities transactions for the portfolios. Transactions in debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. Transactions involving equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. The portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the portfolios, it is AIA's policy to obtain the best net results in terms of price and execution. Subject to this policy, securities transactions may be directed at higher commission rates to broker-dealers who provide research, statistical and other information to AIA. If more than one account managed by AIA is purchasing or selling the same security, orders may be aggregated in the interest of achieving the most favorable execution.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of AIA and manager of the money market portfolios and the Short-Term Treasury Portfolio. He is also responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First National since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Susan S. Schnaars is a Principal of AIA and manager of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund for PNC Investment Management and Research (formerly known as Provident National Bank). Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant.

     Steven M. Gradow is a Managing Director of, and Director of Fixed Income Investments for, AIA and manager of the Income Portfolio, co-manager, with Ms. Volk, of the U.S. Government Bond Portfolio, and co-manager, with Mr. Stith, of the Short-Term Bond Portfolio. Prior to joining First National in January 1996, Mr. Gradow was responsible for the management of $15 billion of fixed-income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years fixed-income management for the Public Employees Retirement System of California (CALPERS).

     N. Beth Volk is a Principal of AIA and Senior Fixed Income Credit Analyst responsible for leading the corporate research efforts of the Fixed Income Group. Ms. Volk is co-manager, with Mr. Gradow, of the U.S. Governmental Bond Portfolio. Prior to 1996, she was the head of corporate fixed income research at Alex. Brown & Sons. Ms. Volk has over 17 years experience in the industry and is a Chartered Financial Analyst.

     Wilmer C. Stith, III is a Vice President of AIA and co-manager, with Mr. Gradow, of the Short-Term Bond Portfolio. He manages separate account money market accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Prior to joining AIA he was an investment executive with the Treasury Banking Group of First National.

     Charles E. Knudsen is a Managing Director of AIA and manager of the Balanced Portfolio. He follows several equity industry groups. In addition, he is a senior portfolio manager for key, tax-free institutional accounts, including pension and profit-sharing plans, foundations, and endowments. Mr. Knudsen has more than ten years of investment management experience with First National. Mr. Knudsen is a Chartered Financial Analyst.

     Clyde L. Randall is a Principal of AIA and co-manager, with Mr. Aschroft, of the Blue Chip Equity Portfolio and manager of the Equity Income Portfolio. Prior to March 1995, Mr. Randall was an equity analyst and portfolio manager for more than five years at Mercantile Safe Deposit and Trust Company, Baltimore, Maryland. Mr. Randall is a Chartered Financial Analyst.

     Allen J. Ashcroft, Jr. is a Principal of AIA and co-manager, with Mr. Randall, of the Blue Chip Equity Portfolio and manager of the Equity Income Portfolio. Prior to joining First National, Mr. Ashcroft was an equity analyst and portfolio manager for McGlinn Capital Management, Wyomissing, Pennsylvania, for 12 years. Mr. Ashcroft has more than 18 years of experience in investment research and equity analysis.

     H. Giles Knight is a Principal of AIA and manager of the Small-Cap Equity Portfolio (formerly the Special Equity Portfolio). Prior to joining First National, Mr. Knight was with ASB Capital Management, a subsidiary of NationsBank, from 1990 to 1994. He was Director of Special Equity Investments, Capital Markets Division, where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds. Mr. Knight has almost 30 years of investment experience.

     Christopher E. Baggini is a Principal of AIA and manager of the Mid-Cap Equity Portfolio and the Capital Growth Portfolio. Prior to joining First National, Mr. Baggini served as portfolio manager and research analyst for First Metropolitan Development Corporation. He has more than 12 years of experience in investment management, including more than four years at Salomon Brothers with responsibilities in equity research, sales and trading. Mr. Baggini is a Chartered Financial Analyst.

     J. Eric Leo is a Managing Director of, and Director of Equity Research for, AIA. Mr. Leo is manager of the Value Equity Portfolio and the Equity Index Portfolio. Prior to 1997, he was Executive Vice President and Chief Investment Officer of Legg Mason Capital Management, Inc. Mr. Leo has more than 25 years of experience in investment management, including managing mutual fund portfolios and accounts for both individuals and institutions.

     Brett A. Hoffacker is a Principal of AIA and the manager of the International Equity Selection Portfolio. Prior to 1997, he was a Vice President of Dauphin Deposit Bank and Trust Company responsible for managing four equity funds as well as various individual institutional, employee benefit and personal trust portfolios. Mr. Hoffacker is a Certified Financial Planner and Certified Retirement Plan Specialist.

     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
--------------------------------------------------------------------------------

     SEI Investments Mutual Fund Services (the "Administrator"), Oaks, PA 19456, serves as the portfolios' administrator under an administration agreement with the Fund. SEI Investments Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator.

     The Administrator assists in the administration and operation of the Fund and its portfolios, including providing facilities for maintaining each portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with the portfolios, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each portfolio's shares under federal and state law, developing management services for the portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of 0.13% of the aggregate average net assets of the portfolios, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the portfolio's yield for the period during which it is in effect.

     Pursuant to a separate agreement with the Administrator, FMB Trust Company, National Association, the Fund's custodian and an affiliate of First National, performs sub-administration services on behalf of the portfolios, for which it receives a fee paid by the Administrator at the annual rate of up to 0.0275% of the aggregate average net assets of the portfolios. See the Statement of Additional Information for more information.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as the distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The principal office of the Distributor is Oaks, Pennsylvania 19456. The Distributor is the principal underwriter of the Fund. First National neither participates in nor is responsible for the underwriting of the shares of the Fund.

     The Board of Trustees has adopted a distribution plan for Class A of each portfolio pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payment of a fee to the Distributor of up to 0.75% of average net assets of Class A of each portfolio. The Board has approved the following fee rates: 0.25% of the average net assets of Class A of each money market portfolio; 0.30% of the average net assets of Class A of the U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio; 0.40% of the average net assets of Class A of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly the Special Equity Portfolio), and International Equity Selection Portfolio; and 0.55% of the average net assets of Class A of the Blue Chip Equity Portfolio.

     The Board of Trustees has also adopted a distribution plan for Class B of the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio. The plan provides for payments by the portfolios to the Distributor of up to 0.75% of average net assets attributable to Class B shares. The Board has approved a fee rate of 0.75% of the average net assets of Class B of the portfolios. Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4% of the amount invested to dealers who sell Class B shares. These commissions are not paid on exchanges from other portfolios or on sales to investors exempt from the CDSC. The payments are based on the average net asset value of Class B shares attributable to shareholders for whom the dealers are designated as the dealer of record.

     Payments under the Class A and Class B distribution plans are intended to compensate the Distributor for services provided and expenses incurred by it as principal underwriter of the portfolios, including the payments to dealers mentioned above. The Distributor may suspend or modify such payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

     The Distributor and Investment Professionals that receive portions of the fees from the Distributor pay for the cost of printing (but not typesetting) and mailing to prospective investors prospectuses and other materials, as well as for the cost of related direct mail, advertising and promotional expenses.

     The Class A and Class B distribution plans do not obligate a portfolio to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under a plan. Thus, under a plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the portfolios will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

     Under a shareholder services plan in effect with respect to Class A and Class B of each portfolio, a portfolio may pay shareholder servicing fees to Investment Professionals at an annual rate of up to 0.25% of the average net assets of such class attributable to their customers for providing ongoing shareholder support services to their customers with accounts in such class, including responding to shareholder communications, account balance maintenance and dividend posting. The Board of Trustees has approved annual shareholder services fee rates of 0.15% and 0.25% of the average net assets of Class A and Class B of each portfolio, respectively.

     All or any portion of the distribution or shareholder services fees for a portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase the portfolio's yield for the period during which the waiver is in effect.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Investments Management Corporation, Oaks, PA 19456, provides transfer agent and related services for the portfolios. SEI Investments Management Corporation has subcontracted the transfer agency services to State Street Bank and Trust Company which maintains shareholder accounts and records for the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association (the "Custodian"), 25 South Charles Street, Baltimore, MD 21201, is custodian for the securities and cash of the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of 0.015% of the average net assets of the portfolios. The Custodian also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, AIA believes that it may perform the advisory services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the shares of any portfolio or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to pay substantially all of their respective dividends as "exempt interest dividends". Investors in these portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The portfolios intend to avoid investing their assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993, is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio will determine annually the percentage of their respective net investment income that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and the percentage which is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders of the Maryland Tax-Free Portfolio who are subject to Maryland state and local income tax will not be subject to tax in Maryland on dividends paid by the portfolio to the extent that they are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories, or gains realized from the disposition of obligations of the State of Maryland or its political subdivisions. Dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase agreements are subject to Maryland state and local income tax.

     Individual shareholders of the Pennsylvania Tax-Free Portfolio will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to exempt obligations (generally, obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States), but will be subject to Pennsylvania personal income taxes on distributions of profits, gains or income derived from the sale, exchange or other disposition of obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludable exempt-interest dividends and will be identified by the portfolio.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each portfolio.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received. The foregoing considerations do not apply to the purchase of shares of the money market portfolios, which are offered at the constant net asset value of $1.00.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Fund is composed of the following twenty portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio) and International Equity Selection Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified; the other portfolios are diversified. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund may issue an unlimited number of shares of each of its portfolios. Each share of a portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a portfolio or the Fund, or for the election or removal of Trustees under certain circumstances.

     The Board of Trustees of the Fund has established four classes of shares:
Class A and Class B shares, which are offered pursuant to this Prospectus, and two institutional classes, which are offered pursuant to other prospectuses. You may obtain more information on the classes of shares not offered through this Prospectus from your Investment Professional or by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ADRS AND EDRS. American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     ASSET-BACKED SECURITIES. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. Bank obligations include bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a portfolio is called for redemption, that Portfolio could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     HEDGING STRATEGIES. The adviser may, to the extent permitted by the investment policies and limitations of a portfolio, buy and sell options on securities, currencies, futures contracts and options on such contracts ("Hedging Instruments") to manage exposure to changing interest rates, security prices, and currency exchange rates. Some strategies using these instruments, including selling futures, buying puts and writing calls, tend to hedge the portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Hedging Instruments may be used in combination with each other or with forward currency contracts in order to adjust the risk and return characteristics of the overall strategy. A portfolio may invest in Hedging Instruments based on any type of security, index, or currency, including options and futures traded on foreign exchanges and options not traded on exchanges. These strategies may increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these strategies could result in a loss to a portfolio if the counterparty to the transaction does not perform as promised.

     Hedging Instruments can be volatile investments and involve certain risks. If the adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, use of Hedging Instruments may lower a portfolio's return. A portfolio could also experience a loss if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     Under normal conditions, no portfolio will hedge more than 25% of its total assets by selling futures, writing calls, and buying puts. In addition, a portfolio will not buy futures or write puts where the value of the underlying investment exceeds 25% of its total assets and a portfolio will not buy calls with a value exceeding 5% of its total assets.

     ILLIQUID SECURITIES. Under currently applicable regulations, each money market portfolio may invest up to 10%, and the other portfolios may invest up to 15%, of their respective net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     INDEXED SECURITIES. Indexed securities are derivative securities whose value depends on the price of securities indices, or other financial indicators. These include commercial paper and certificates of deposit. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed security itself. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed instrument itself.

     INVESTMENT GRADE SECURITIES. Investment grade securities are securities which have been rated Baa or higher by Moody's or BBB or higher by S&P, or which have equivalent ratings by other NRSROs. Securities rated Baa or BBB may be regarded as having speculative characteristics. See the Statement of Additional Information for a description of the various rating categories.

     INVESTMENT LIMITATIONS. Each of the portfolios has adopted certain investment limitations. The principal investment limitations of the portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each portfolio (other than the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than the U.S. government) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each portfolio (other than the Money Market Portfolio) may not purchase a security (other U.S. Government Securities) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but only in an amount not exceeding 33 1/3% of its total assets; and (b) may not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks, including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity. For temporary defensive purposes, the non-money-market portfolios may invest all or a portion of their assets in Money Market Instruments.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions and include mortgage pass-through securities, mortgage-backed securities, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Because mortgage securities pay both principal and interest as their underlying mortgages are paid off, they are subject to pre-payment risk. Pre-payment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Finally, the value of a mortgage security may be affected by changes in market interest rates.

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A portfolio may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the adviser.

     SECURITIES LENDING. A Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a portfolio to retain ownership of the securities loaned and, at the same time, to earn income. Since there may be delays in the recovery of loaned securities, or even a loss or rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the adviser. Only the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio currently intend to lend portfolio securities.

     STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs"). SPDRs are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500. For further information regarding SPDRs, see the Statement of Additional Information.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies. U.S. Government Securities may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a portfolio to sell them at par value plus accrued interest on short notice.

     WARRANTS. Warrants entitle the holder to buy equity securities at a specified price for a specified period of time. They may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis way may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a portfolio's share price, yield and return. Ordinarily, a portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET, MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE PORTFOLIOS
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The portfolios may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

ARK FUNDS
INSTITUTIONAL CLASS
---------------------------------------------------------
TABLE OF CONTENTS
---------------------------------------------------------

Summary...........................    2
Fees and Expenses.................    4
Financial Highlights..............    9
Investment Objectives and
   Policies.......................   12
Risks to Consider.................   24
Performance.......................   27
Purchases, Exchanges and
   Redemptions....................   28
Management of the Fund............   33
Tax Matters.......................   39
General Information...............   40
Appendix..........................   42
---------------------------------------

ARK FUNDS -- INSTITUTIONAL CLASS

--------------------------------------------------------------------------------
PROSPECTUS
JULY 27, 1998
--------------------------------------------------------------------------------

* U.S. Treasury Money Market Portfolio                  * Pennsylvania Tax-Free Portfolio
* U.S. Government Money Market Portfolio                * Balanced Portfolio
* Money Market Portfolio                                * Equity Income Portfolio
* Tax-Free Money Market Portfolio                       * Equity Index Portfolio
* Short-Term Treasury Portfolio                         * Blue Chip Equity Portfolio
* Short-Term Bond Portfolio                             * Mid-Cap Equity Portfolio
* U.S. Government Bond Portfolio                        * Value Equity Portfolio
* Intermediate Fixed Income Portfolio                   * Capital Growth Portfolio
* Income Portfolio                                      * Small-Cap Equity Portfolio
* Maryland Tax-Free Portfolio                           * International Equity Selection
                                                        Portfolio

ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. The portfolios of the Fund listed above have an Institutional Class of shares. Institutional Class shares are offered through this Prospectus only to individuals, institutions and other entities that have established trust, custodial or money management relationships with First National Bank of Maryland, its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks.

AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

THE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FIRST NATIONAL BANK OF MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Prospectus is designed to provide investors with information that they should know before investing. Please read and retain it for future reference. A Statement of Additional Information dated July 27, 1998 and Annual Report (including financial statements for the fiscal year ended April 30, 1998) have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and Annual Report are available upon request without charge by calling 1-800-624-4116 (inside Maryland 1-800-638-7751). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Institutional Class shares of the following portfolios.

     U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO -- seek to maximize current income and provide liquidity and security of principal. Each of these money market portfolios seeks to maintain a constant net asset value per share of $1.00.

     SHORT-TERM TREASURY PORTFOLIO -- seeks to provide current income with a secondary objective of stability of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     SHORT-TERM BOND PORTFOLIO -- seeks to provide current income by investing primarily in investment-grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities.

     U.S. GOVERNMENT BOND PORTFOLIO -- seeks to provide current income, with a secondary objective of capital growth consistent with reasonable risk by investing primarily in bonds which are issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities.

     INTERMEDIATE FIXED INCOME PORTFOLIO -- seeks to provide current income consistent with the preservation of capital by investing primarily in intermediate-term, fixed-income securities.

     INCOME PORTFOLIO -- seeks to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk by investing primarily in a broad range of fixed-income securities.

     MARYLAND TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal income tax and Maryland state and county income taxes by investing primarily in investment-grade municipal securities.

     PENNSYLVANIA TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal and Pennsylvania state income taxes by investing primarily in investment-grade municipal securities.

     BALANCED PORTFOLIO -- seeks to provide long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     EQUITY INCOME PORTFOLIO -- seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     EQUITY INDEX PORTFOLIO -- seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

     BLUE CHIP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of established, large capitalization companies.

     MID-CAP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.

     VALUE EQUITY PORTFOLIO -- seeks to provide growth of principal by investing primarily in the equity securities from high quality companies.

     CAPITAL GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

     SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO) -- seeks to provide capital appreciation by investing primarily in equity securities of smaller companies.

     INTERNATIONAL EQUITY SELECTION PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers.

     RISKS TO CONSIDER. As with any investment, investing in any of the portfolios involves certain risks and there is no assurance that a portfolio will achieve its investment objective. By itself no portfolio constitutes a balanced investment program. See "Risks to Consider".

     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Institutional Class shares of the portfolios are sold at their net asset value without a sales charge and are currently available only to certain qualified accounts. Shares of a portfolio may be exchanged for shares of another portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request in good order. See "Purchases, Exchanges and Redemptions".

     INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to each portfolio. SEI Investments Distribution Co. serves as the distributor of the portfolios' shares and SEI Investments Mutual Fund Services serves as the Fund's administrator. See "Management of the Fund".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the Fund can be directed to the Fund toll-free at 1-800-624-4116 (inside Maryland 1-800-638-7751).

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. Investors should consider this expense information along with other important information, including each portfolio's investment objectives, performance (if any) and financial highlights.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                   INSTITUTIONAL CLASS
                                                ---------------------------------------------------------
                                                    U.S.
                                                  TREASURY
                                                   MONEY       U.S. GOVERNMENT     MONEY       TAX-FREE
                                                   MARKET       MONEY MARKET      MARKET     MONEY MARKET
                                                 PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                ------------   ---------------   ---------   ------------
Advisory Fees (after waivers)(1)..............     0.19%            0.14%          0.11%        0.09%
Shareholder Services Fees (after
  waivers)(2).................................     0.06%            0.06%          0.06%        0.06%
Other Expenses(3).............................     0.19%            0.17%          0.17%        0.19%
                                                   -----            -----          -----        -----
Total Operating Expenses (after waivers)(4)...     0.44%            0.37%          0.34%        0.34%
                                                   =====            =====          =====        =====

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each portfolio would be 0.25%.

(2) A portion of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.

(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and shareholder services fees.

(4) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be 0.59%, 0.57%, 0.57% and 0.59%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                             1 YR   3 YRS   5 YRS   10 YRS
                                                             ----   -----   -----   ------
U.S. Treasury Money Market Portfolio.......................   5      14      25       55
U.S. Government Money Market Portfolio.....................   4      12      21       47
Money Market Portfolio.....................................   3      11      19       43
Tax-Free Money Market Portfolio............................   3      11      19       43

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                  --------------------------------------------------------------------
                                                  SHORT-TERM   SHORT-TERM   U.S. GOVERNMENT   INTERMEDIATE
                                                   TREASURY       BOND           BOND         FIXED INCOME    INCOME
                                                  PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                  ----------   ----------   ---------------   ------------   ---------
Advisory Fees (after waivers)(1)................    0.35%        0.70%          0.66%            0.49%        0.51%
Shareholder Services Fees (after waivers)(2)....    0.06%        0.06%          0.06%            0.06%        0.06%
Other Expenses(3)...............................    0.22%        0.22%          0.19%            0.20%        0.19%
                                                     ----        -----            ---             ----         ----
Total Operating Expenses (after waivers)(4).....    0.63%        0.98%          0.91%            0.75%        0.76%
                                                     ====        =====            ===             ====         ====

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio would be 0.75%, 0.75%, 0.60% and 0.60%, respectively.

(2) A portion of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.

(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and shareholder services fees.

(4) Absent the voluntary fee waivers described above, the total operating expenses for Institutional Class shares of the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio would be 0.72%, 1.12%, 1.09%, 0.95% and 0.94%, respectively.
EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              1 YR    3 YRS    5 YRS    10 YRS
                                                              ----    -----    -----    ------
Short-Term Treasury Portfolio...............................    6      20       35        79
Short-Term Bond Portfolio...................................   10      31       54       120
U.S. Government Bond Portfolio..............................    9      29       50       112
Intermediate Fixed Income Portfolio.........................    8      24       42        93
Income Portfolio............................................    8      24       42        94

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                              MARYLAND
                                                                TAX-       PENNSYLVANIA
                                                                FREE         TAX-FREE
                                                              PORTFOLIO     PORTFOLIO
                                                              ---------    ------------
Advisory Fees (after waivers)(1)............................   0.49%          0.65%
Shareholder Services Fees (after waiver)(2).................   0.06%          0.06%
Other Expenses(3)...........................................   0.19%          0.20%
                                                                ----           ----
Total Operating Expenses (after waivers)(4).................   0.74%          0.91%
                                                                ====           ====

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the Maryland Tax-Free Portfolio and the advisory fees shown reflect this voluntary waiver. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waiver, the advisory fees for the Maryland Tax-Free Portfolio would be 0.65%.

(2) A portion of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.

(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and shareholder services fees.

(4) Absent the voluntary fee waivers described above, the total operating expenses for Institutional Class shares of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be 0.99% and 1.00%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                       1 YR    3 YRS    5 YRS    10 YRS
                                                       ----    -----    -----    ------
Maryland Tax-Free Portfolio..........................    8      24       41        92
Pennsylvania Tax-Free Portfolio......................    9      29       50       112

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                                           EQUITY      EQUITY     BLUE CHIP
                                                              BALANCED     INCOME       INDEX      EQUITY
                                                              PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                              ---------   ---------   ---------   ---------
Advisory Fees (after waivers)(1)............................    0.56%       0.64%       0.03%       0.60%
Shareholder Services Fees (after waivers)(2)................    0.06%       0.06%       0.00%       0.06%
Other Expenses (after waivers)(3)...........................    0.20%       0.17%       0.17%       0.22%
                                                                -----       -----       -----       -----
Total Operating Expenses (after waivers)(4).................    0.82%       0.87%       0.20%       0.88%
                                                                =====       =====       =====       =====

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Blue Chip Equity Portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Blue Chip Equity Portfolio would be 0.65%, 0.70%, 0.20% and 0.70%, respectively.

(2) A portion or all of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.

(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and shareholder services fees. The Fund's administrator has agreed to waive, on a voluntary basis, 0.13% of its fee for the Equity Index Portfolio. Absent such waiver, other expenses for the Equity Index Portfolio would be 0.30%.

(4) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Blue Chip Equity Portfolio would be 1.00%, 1.02%, 0.65% and 1.07%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                             1 YR   3 YRS   5 YRS   10 YRS
                                                             ----   -----   -----   ------
Balanced Portfolio.........................................   8      26      46      101
Equity Income Portfolio....................................   9      28      48      107
Equity Index Portfolio.....................................   2       6      11       26
Blue Chip Equity Portfolio.................................   9      28      49      108

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                         --------------------------------------------------------------
                                                                                                          INTERNATIONAL
                                                          MID-CAP      VALUE      CAPITAL    SMALL-CAP       EQUITY
                                                          EQUITY      EQUITY      GROWTH       EQUITY       SELECTION
                                                         PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO*     PORTFOLIO
                                                         ---------   ---------   ---------   ----------   -------------
Advisory Fees (after waivers)(1).......................    0.74%       0.87%       0.65%       0.79%          0.55%
Shareholder Services Fees (after waivers)(2)...........    0.06%       0.06%       0.06%       0.06%          0.06%
Other Expenses(3)......................................    0.23%       0.19%       0.21%       0.30%          0.24%
                                                           -----       -----       -----       -----          -----
Total Operating Expenses (after waivers)(4)............    1.03%       1.12%       0.92%       1.15%          0.85%
                                                           =====       =====       =====       =====          =====

 *  Formerly Special Equity Portfolio.

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for the Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio would be 0.80%, 1.00%, 0.70%, 0.80% and 0.65%, respectively.

(2) A portion of the shareholder services fees is being waived for each portfolio. Absent such waivers, the shareholder services fees would be 0.15%.

(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and shareholder services fees.

(4) Absent the voluntary fee waivers described above, the total operating expenses for Institutional Class shares of the Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio would be 1.18%, 1.34%, 1.06%, 1.25%, and 1.04%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              1 YR   3 YRS   5 YRS   10 YRS
                                                              ----   -----   -----   ------
Mid-Cap Equity Portfolio....................................   11     33      57      126
Value Equity Portfolio......................................   11     36      62      136
Capital Growth Portfolio....................................    9     29      51      113
Small-Cap Equity Portfolio..................................   12     37      63      140
International Equity Selection Portfolio....................    9     27      47      105

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table provides information about the financial history of the Institutional Class of each portfolio. The table expresses the information in terms of a single share outstanding throughout the year or period. The information for each of the years or periods in the five-year period ended April 30, 1998 (as applicable) has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights for the year ended April 30, 1998 is included in the Annual Report. The Annual Report is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the portfolios' financial statements and the notes thereto, which may be obtained free of charge from the Fund.

    The U.S. Government Bond Portfolio, Short-Term Bond Portfolio, Pennsylvania Tax-Free Portfolio, Value Equity Portfolio and International Equity Selection Portfolio commenced operations on April 1, 1996 as separate investment portfolios (collectively, the "Predecessor Funds") of Marketvest Funds, Inc., a Maryland corporation, and Marketvest Funds, a Massachusetts business trust. On March 20, 1998 and March 27, 1998, the Predecessor Funds were reorganized as new portfolios of the Fund. Prior to the reorganization, the Predecessor Funds offered and sold only one class of shares.

    The financial highlights presented below set forth information concerning the investment results of the Predecessor Funds' shares for each of the fiscal periods from inception of each of the Predecessor Funds to April 30, 1998. As part of the reorganization, the fiscal year of the Predecessor Funds' was changed to coincide with the Fund's April 30 fiscal year. The information for the fiscal periods ended on or before February 28, 1998 was audited by the Predecessor Funds' independent auditors, whose report for the fiscal period ended February 28, 1998 is contained in Marketvest Funds' Annual Report. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Marketvest Fund's Annual Report.

For a Share Outstanding Throughout the Year or Period Ended April 30,

                                                                                                                      Ratio of
                                        Realized      Distri-                                                           Net
                                           and        butions                                             Ratio of   Investment
                Net                    Unrealized      from      Distri-    Net                  Net      Expenses     Income
               Asset                    Gains or        Net      butions   Asset                Assets       to          to
              Value,         Net        (Losses)      Invest-     from     Value,               End of    Average     Average
             Beginning   Investment        on          ment      Capital   End of    Total      Period      Net         Net
             of Period     Income      Investments    Income      Gains    Period   Return+     (000)      Assets      Assets
-------------------------------------------------------------------------------------------------------------------------------
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
 Class A
 1998         $ 1.00         0.05            --        (0.05)        --    $ 1.00      4.77%   $ 35,302     0.70%       4.66%
 1997           1.00         0.05            --        (0.05)        --      1.00      4.71      13,673     0.64        4.62
 1996(1)        1.00         0.02            --        (0.02)        --      1.00      1.82++     8,758     0.55*       4.71*
----------------------
MONEY MARKET PORTFOLIO
----------------------
 Class A
 1998         $ 1.00         0.05            --        (0.05)        --    $ 1.00      5.25%   $188,048     0.62%       5.13%
 1997           1.00         0.05            --        (0.05)        --      1.00      5.03     128,693     0.59        4.92
 1996           1.00         0.05            --        (0.05)        --      1.00      5.44     104,703     0.58        5.25
 1995           1.00         0.05            --        (0.05)        --      1.00      4.69      51,081     0.45        4.88
 1994(2)        1.00           --            --           --         --      1.00      0.42++        12    1.16*        2.26*
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
 Class A
 1998         $ 1.00         0.03            --        (0.03)        --    $ 1.00      3.16%   $ 25,144     0.61%       3.11%
 1997           1.00         0.03            --        (0.03)        --      1.00      3.01      16,495     0.55        2.97
 1996           1.00         0.03            --        (0.03)        --      1.00      3.53      16,179     0.34        3.33
 1995           1.00         0.03            --        (0.03)        --      1.00      2.74       2,491     0.75        2.68
 1994(3)        1.00           --            --           --         --      1.00      0.20++        50    1.25*        1.20*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
 Class A
 1998(4)      $ 1.00         0.04            --        (0.04)        --    $ 1.00      5.19%   $ 78,265     0.67%*      4.98%*


              Ratio of
              Expenses
             to Average
                Net
               Assets     Portfolio    Average
             (Excluding   Turnover    Commission
              Waivers)      Rate        Rate**
------------------------------------------------
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
 Class A
 1998            0.85%         --           --
 1997            0.83          --           --
 1996(1)         0.86*         --           --
----------------------
MONEY MARKET PORTFOLIO
----------------------
 Class A
 1998            0.85%         --           --
 1997            0.83          --           --
 1996            0.77          --           --
 1995            0.97          --           --
 1994(2)       592.55*         --           --
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
 Class A
 1998            0.86%         --           --
 1997            0.84          --           --
 1996            0.90          --           --
 1995            2.94          --           --
 1994(3)        32.17*         --           --
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
 Class A
 1998(4)         0.87%*        --           --

                                                                                                                   Ratio of
                                    Realized     Distri-                                                             Net
                                       and       butions                                               Ratio of   Investment
             Net                   Unrealized     from     Distri-    Net                    Net       Expenses     Income
            Asset                   Gains or       Net     butions   Asset                  Assets        to          to
           Value,        Net        (Losses)     Invest-    from     Value,                 End of     Average     Average
          Beginning   Investment       on         ment     Capital   End of    Total        Period       Net         Net
          of Period     Income     Investments   Income     Gains    Period   Return        (000)       Assets      Assets
----------------------------------------------------------------------------------------------------------------------------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 1998      $ 1.00        0.05         --          (0.05)     --      $ 1.00     5.08%     $  262,687     0.40%       4.96%
 1997        1.00        0.05         --          (0.05)     --        1.00     5.00         225,924     0.37        4.88
 1996        1.00        0.05         --          (0.05)     --        1.00     5.32         275,259     0.36        5.18
 1995        1.00        0.05         --          (0.05)     --        1.00     4.60         221,069     0.38        4.59
 1994(1)     1.00        0.03         --          (0.03)     --        1.00     2.48++       137,826     0.43*       2.80*
----------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
----------------------------------
 1998      $ 1.00        0.05         --          (0.05)     --      $ 1.00     5.42%     $1,285,840     0.35%       5.29%
 1997        1.00        0.05         --          (0.05)     --        1.00     5.22       1,250,778     0.32        5.10
 1996        1.00        0.05         --          (0.05)     --        1.00     5.64       1,043,758     0.31        5.45
 1995        1.00        0.05         --          (0.05)     --        1.00     5.00         651,113     0.25        5.09
 1994(1)     1.00        0.03         --          (0.03)     --        1.00     2.70++       271,437     0.35*       3.03*
-------------------
MONEY MARKET PORTFOLIO
-------------------
 1998      $ 1.00        0.05         --          (0.05)     --      $ 1.00     5.55%     $  226,439     0.33%       5.41%
 1997        1.00        0.05         --          (0.05)     --        1.00     5.36         318,919     0.28        5.23
 1996        1.00        0.06         --          (0.06)     --        1.00     5.78         348,343     0.25        5.62
 1995        1.00        0.05         --          (0.05)     --        1.00     5.13         277,859     0.20        5.13
 1994(1)     1.00        0.03         --          (0.03)     --        1.00     2.80++       197,162     0.26*       3.16*
---------------------------
TAX-FREE MONEY MARKET PORTFOLIO
---------------------------
 1998      $ 1.00        0.03         --          (0.03)     --      $ 1.00     3.45%     $   90,446     0.32%       3.39%
 1997        1.00        0.03         --          (0.03)     --        1.00     3.29          69,091     0.28        3.23
 1996        1.00        0.04         --          (0.04)     --        1.00     3.61          74,739     0.22        3.54
 1995        1.00        0.03         --          (0.03)     --        1.00     3.24          64,112     0.22        3.21
 1994(1)     1.00        0.02         --          (0.02)     --        1.00     1.87++        66,692     0.35*       2.10*
------------------------
SHORT-TERM TREASURY PORTFOLIO
------------------------
 1998      $ 9.96        0.53          0.10       (0.53)    (0.01)   $10.05     6.48%     $   24,929     0.55%       5.26%
 1997        9.96        0.50         --          (0.49)    (0.01)     9.96     5.13          21,563     0.55        5.11
 1996(2)    10.00        0.06         (0.04)      (0.06)     --        9.96     0.16++        18,823     0.55*      (0.55)*
---------------------
SHORT-TERM BOND PORTFOLIO
---------------------
 1998      $ 9.96        0.09         (0.01)      (0.09)     --      $ 9.95     0.82%++   $  131,669     0.97%       5.14%*
 1998        9.95        0.57          0.01       (0.57)     --        9.96     5.98         133,544     0.82        5.78
 1997(3)    10.00        0.49         (0.05)      (0.49)     --        9.95     4.49++       146,178     0.90*       5.47*
--------------------------
U.S. GOVERNMENT BOND PORTFOLIO
--------------------------
 1998      $ 9.85        0.10         --          (0.10)     --      $ 9.85     1.02%++   $  265,616     0.88%*      6.04%*
 1998        9.82        0.67          0.03       (0.67)     --        9.85     7.40         264,565     0.79        6.88
 1997(3)    10.00        0.59         (0.18)      (0.59)     --        9.82     4.18++       259,042     0.85*       6.54*
-----------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------
 1998      $ 9.80        0.60          0.23       (0.60)    (0.03)   $10.00     8.65%     $   84,328     0.69%       6.02%
 1997(4)    10.00        0.28         (0.20)      (0.28)     --        9.80     0.78++        76,326     0.68*       5.55*
-------------
INCOME PORTFOLIO
-------------
 1998      $ 9.82        0.61          0.43       (0.61)     --      $10.25    10.84%     $  322,304     0.73%       6.05%
 1997        9.80        0.59          0.02       (0.59)     --        9.82     6.51         242,966     0.68        6.19
 1996        9.60        0.61          0.20       (0.61)     --        9.80     8.46         180,962     0.73        6.00
 1995        9.61        0.58          0.02       (0.58)    (0.03)     9.60     6.53          66,441     0.74        6.15
 1994(5)    10.00        0.38         (0.38)      (0.38)    (0.01)     9.61    (0.08)++       54,289     0.77*       4.90*
-----------------------
MARYLAND TAX-FREE PORTFOLIO
-----------------------
 1998      $ 9.87        0.47          0.33       (0.47)    (0.06)   $10.14     8.15%     $   83,215     0.68%       4.62%
 1997(4)    10.00        0.22         (0.13)      (0.22)     --        9.87     0.89++        79,608     0.67*       4.95*


           Ratio of
           Expenses
          to Average
             Net
            Assets     Portfolio    Average
          (Excluding   Turnover    Commission
           Waivers)      Rate        Rate**
--------  -----------------------------------
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
 1998        0.48%       --
 1997        0.43        --
 1996        0.45        --
 1995        0.47        --
 1994(1)     0.51*       --
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
 1998        0.49%       --
 1997        0.43        --
 1996        0.44        --
 1995        0.47        --
 1994(1)     0.62*       --
----------------------
MONEY MARKET PORTFOLIO
----------------------
 1998        0.50%       --
 1997        0.43        --
 1996        0.44        --
 1995        0.46        --
 1994(1)     0.52*       --
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
 1998        0.51%       --
 1997        0.44        --
 1996        0.45        --
 1995        0.47        --
 1994(1)     0.53*       --
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
 1998        0.60%      124.24%
 1997        0.60       147.86
 1996(2)     0.60*       --
-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------
 1998        1.16%*     108.18%
 1998        1.01       135.00
 1997(3)     1.08       112.00
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------
 1998        1.06%*      13.77%      --
 1998        0.98       431.00       .0600
 1997(3)     1.03*      255.00       --
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
 1998        0.87%       41.63%
 1997(4)     0.83*       17.18
----------------
INCOME PORTFOLIO
----------------
 1998        0.77%      154.87%      --
 1997        0.68       271.60
 1996        0.73       107.33
 1995        0.74        73.00
 1994(5)     0.77*       20.00
---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
 1998        0.77%       22.40%
 1997(4)     0.72*       11.13

                                                                                                                  Ratio of
                                    Realized     Distri-                                                            Net
                                       and       butions                                              Ratio of   Investment
             Net                   Unrealized     from     Distri-    Net                    Net      Expenses     Income
            Asset                   Gains or       Net     butions   Asset                  Assets       to          to
           Value,        Net        (Losses)     Invest-    from     Value,                 End of    Average     Average
          Beginning   Investment       on         ment     Capital   End of    Total        Period      Net         Net
          of Period     Income     Investments   Income     Gains    Period   Return        (000)      Assets      Assets
---------------------------------------------------------------------------------------------------------------------------
--------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
--------------------------
 1998      $10.28        0.07         (0.14)      (0.07)     --      $10.14    (0.66)%++   $215,182     0.84%*      3.84%*
 1998       10.09        0.40          0.19       (0.40)     --       10.28     6.68        195,322     0.80        4.43
 1997(3)    10.00        0.40          0.09       (0.40)     --       10.09     5.03++      221,393     0.83*       4.41*
---------------
BALANCED PORTFOLIO
---------------
 1998      $11.43        0.30          3.04       (0.30)    (1.23)   $13.24    30.95%      $ 96,858     0.79%       2.44%
 1997       11.38        0.33          0.53       (0.30)    (0.51)    11.43     7.85         76,987     0.74        2.79
 1996       10.04        0.34          1.71       (0.34)    (0.37)    11.38    20.90        102,233     0.75        3.19
 1995       10.16        0.33          0.03       (0.29)    (0.19)    10.04     3.75         91,039     0.77        3.32
 1994(5)    10.00        0.19          0.17       (0.19)    (0.01)    10.16     3.56++       88,208     0.81*       2.41*
-------------------
EQUITY INCOME PORTFOLIO
-------------------
 1998      $10.67        0.31          3.06       (0.31)    (1.21)   $12.52    33.04%      $106,643     0.84%       2.58%
 1997(4)    10.00        0.12          0.67       (0.12)     --       10.67     7.88++       83,947     0.83*       2.47*
-----------------
EQUITY INDEX PORTFOLIO
-----------------
 1998(6)   $10.00        0.08          1.58       (0.07)     --      $11.59    16.71%++    $ 45,531     0.20%       1.43%
---------------------
BLUE CHIP EQUITY PORTFOLIO
---------------------
 1998      $12.39        0.14          4.70       (0.13)    (0.09)   $17.01    39.34%      $ 67,060     0.81%       0.96%
 1997       10.12        0.17          2.28       (0.17)    (0.01)    12.39    24.41         35,690     0.70        1.55
 1996(3)    10.00       --             0.12        --        --       10.12     1.20++       11,456     0.65*       1.52*
--------------------
MID-CAP EQUITY PORTFOLIO
--------------------
 1998      $10.17        0.04          4.61       (0.04)    (0.67)   $14.11    46.92%      $ 55,280     0.97%       0.31%
 1997(4)    10.00        0.03          0.17       (0.03)     --       10.17     1.98++       27,059     0.90*       0.65*
-------------------
CAPITAL GROWTH PORTFOLIO
-------------------
 1998      $11.92        0.02          4.96       (0.04)    (1.96)   $14.90    45.19%      $ 50,615     0.84%       0.13%
 1997       11.60        0.11          1.41       (0.14)    (1.06)    11.92    13.46         34,170     0.39        0.92
 1996       10.20        0.16          2.17       (0.16)    (0.77)    11.60    23.62         39,560     0.24        1.26
 1995       10.19        0.14          0.16       (0.11)    (0.18)    10.20     3.15         41,170     0.74        1.35
 1994(5)    10.00        0.06          0.21       (0.03)    (0.05)    10.19     2.66++       52,233     0.87*       0.78*
------------------
VALUE EQUITY PORTFOLIO
------------------
 1998      $14.00        0.01          0.62       (0.01)    (0.03)   $14.59     4.51%++    $645,202     1.08%*      0.65%*
 1998       11.91        0.15          3.45       (0.15)    (1.36)    14.00    31.64        577,154     1.00        1.17
 1997(3)    10.00        0.14          2.10       (0.14)    (0.19)    11.91    22.77++      540,889     1.05*       1.48*
---------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO)
---------------------------------------------------
 1998      $ 8.53       (0.02)         3.97        --       (0.62)   $11.86    47.93%      $ 27,372     0.98%      (0.24)%
 1997       14.72       (0.01)        (2.97)       --       (3.21)     8.53   (23.43)        17,746     0.95       (0.12)
 1996(7)    10.00        0.09          4.72       (0.09)     --       14.72    48.34++       33,621     0.91*       0.60*
--------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
--------------------------------
 1998      $10.85       --             0.66        --        --      $11.51     6.08%++    $ 41,510     0.78%*     (0.52)%*
 1998(8)    10.00        0.15          1.12       (0.23)    (0.19)    10.85    12.95++       35,858     0.75        1.73


           Ratio of
           Expenses
          to Average
             Net
            Assets     Portfolio    Average
          (Excluding   Turnover    Commission
           Waivers)      Rate        Rate**
--------  -----------------------------------
--------
PENNSYLV
--------
 1998        0.91%*       3.50%
 1998        1.00        57.00
 1997(3)     1.02*       86.00
--------
BALANCED
--------
 1998        0.83%       71.58%      .0685
 1997        0.74       124.22       .0673
 1996        0.75       107.56       --
 1995        0.77        81.00       --
 1994(5)     0.81*       37.00       --
--------
EQUITY I
--------
 1998        0.97%       39.88%      .0692
 1997(4)     0.93*       34.38       .0689
--------
EQUITY I
--------
 1998(6)     0.62%       49.56%      .0335
--------
BLUE CHI
--------
 1998        0.89%       26.32%      .0697
 1997        0.90        46.91       .0727
 1996(3)     1.38*        0.97       --
--------
MID-CAP
--------
 1998        1.06%       38.30%      .0687
 1997(4)     0.95*       14.74       .0715
--------
CAPITAL
--------
 1998        0.88%      174.55%      .0685
 1997        0.85       246.14       .0692
 1996        0.84       578.57       --
 1995        0.85       182.00       --
 1994(5)     0.87*       41.00       --
--------
VALUE EQ
--------
 1998        1.20%*       4.34%      .0700
 1998        1.20        30.00       .0632
 1997(3)     1.26*       37.00       .0616
--------
SMALL-CA
--------
 1998        1.02%      410.72%      .0678
 1997        0.95       704.41       .0678
 1996(7)     0.91*      286.80       --
--------
INTERNAT
--------
 1998        1.22%*       0.98%
 1998(8)     1.20        43.00

  * Annualized
 ** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
 ++ Returns are for the period indicated and have not been annualized.
 (1) Commenced operations on June 14, 1993.
 (2) Commenced operations on March 20, 1996.
 (3) Commenced operations on April 1, 1996.
 (4) Commenced operations on November 18, 1996.
 (5) Commenced operations on July 16, 1993.
 (6) Commenced operations October 1, 1997.
 (7) Commenced operations on July 13, 1995.
 (8) Commenced operations on April 1, 1997.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of the portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the portfolios are set forth below. Additional information regarding the types of securities in which the portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the portfolios and a complete listing of each portfolio's investment limitations is contained in the Statement of Additional Information.

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     Although the portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental policy, the portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the portfolio invests 100% of its total assets in

U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by AIA to be comparable in quality in accordance with guidelines adopted by the Board of Trustees. The portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     AIA anticipates that the Tax-Free Money Market Portfolio will be as fully invested as is practicable in municipal obligations. However, the portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of portfolio shares, or in order to meet anticipated redemption requests, the portfolio may hold cash which is not earning income.

     The Tax-Free Money Market Portfolio may invest up to 25% of its net assets in a single issuer's securities. The portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the portfolio's performance.

SHORT-TERM TREASURY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SHORT-TERM TREASURY PORTFOLIO is to provide current income, with a secondary objective of stability of principal.

     The portfolio invests 100% of its total assets in instruments which are issued or guaranteed by the U.S. government and thus constitute direct obligations of the United States, and in repurchase agreements backed by such instruments. As a non-fundamental policy, the portfolio will invest 100% of its total assets in U.S. Treasury bills, notes and bonds, and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

     The portfolio has no restriction on maturity; however, it normally invests in short-term securities and maintains a dollar-weighted average maturity of approximately two years. The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the Portfolio's investments in particular securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

SHORT-TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SHORT-TERM BOND PORTFOLIO is to provide current income.

     The portfolio invests primarily in investment-grade debt securities, U.S. Government Securities, and mortgage-backed and asset-backed securities. In addition, the Portfolio may invest in taxable municipal obligations. The securities in which the portfolio invests include, but are not limited to: U.S. Government Securities; corporate obligations; mortgage-backed securities; asset-backed securities; and Money Market Instruments. The portfolio may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Under normal market conditions, the portfolio will invest at least 65% of its total assets in bonds. The Portfolio will attempt to maintain a dollar-weighted average portfolio maturity of one to three years.

U.S. GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. GOVERNMENT BOND PORTFOLIO is to provide current income.

     The securities in which the portfolio invests include, but are not limited to: U.S. Government Securities; mortgage-backed securities; asset-backed securities; corporate obligations; taxable municipal obligations; and Money Market Instruments. The portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Under normal market conditions, the portfolio will invest at least 65% of the value of its total assets in U.S. Government Securities. For purposes of this policy, the portfolio will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. Government Securities. In addition, under normal market conditions, the portfolio will invest at least 65% of its total assets in bonds. The portfolio's remaining assets may be invested in any of the securities listed above. The portfolio will attempt to maintain a dollar-weighted average portfolio maturity of three to ten years.

INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income consistent with the preservation of capital.

     The portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the adviser as to the best price available.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in fixed-income securities. The portfolio has no restriction on maturity; however, it normally invests in intermediate-term securities and maintains a dollar-weighted average maturity of three to ten years. The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INCOME PORTFOLIO is to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in fixed-income securities. The portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by AIA to be of comparable quality. The portfolio may also invest up to 15% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the portfolio. An orderly disposition of such stocks will be effected consistent with the judgment of the adviser as to the best price available.

     The average maturity of the portfolio's investments will vary depending on market conditions. In making investment decisions for the portfolio, AIA will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. AIA will monitor the portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MARYLAND TAX-FREE PORTFOLIO is to provide high current income that is free from federal income tax and Maryland state and county income taxes.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in Maryland municipal securities. In addition, as a matter of fundamental policy, the portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.

     The portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     AIA normally invests the portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary defensive purposes.

PENNSYLVANIA TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide high current income that is free from federal and Pennsylvania state income taxes.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in Pennsylvania municipal securities. In addition, as a matter of fundamental policy, the portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.

     The portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but also may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     AIA normally invests the portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BALANCED PORTFOLIO is to seek long-term total returns from both capital appreciation and current income.

     The portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The portfolio may invest in preferred stock and convertible securities. Debt securities acquired by the portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio maintains at least 25% of its total assets in fixed-income senior securities. The average maturity of the portfolio's debt obligations will vary depending on market conditions. AIA may adjust the portfolio's investments based on its interpretation of underlying economic, financial, and security trends. AIA's ability to make such adjustments successfully will depend on its ability to predict market trends.

     The portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the portfolio to engage in short-term trading, the adviser may dispose of securities without regard to the length of time they are held if it believes such action will benefit the portfolio. Although the adviser will consider the potential for income in selecting investments for the portfolio, the portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INCOME PORTFOLIO is to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in dividend-paying common stocks. The portfolio may invest up to 35% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and investment-grade debt securities (including convertible debt securities) and unrated securities determined by the adviser to be of comparable quality. The portfolio may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     AIA considers many factors when evaluating a security for investment by the portfolio, including the company's current financial strength and relative value. Although AIA will consider the potential for income in selecting investments for the portfolio, the portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios. AIA may adjust the portfolio's investments based on its interpretation of underlying economic, financial, and security trends; however, AIA's ability to make such adjustments successfully will depend on its ability to predict market trends.

EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INDEX PORTFOLIO is to provide investment results that correspond to the performance of the S&P 500.

     The portfolio invests at least 65% of total assets in common stocks included in the S&P 500. AIA believes that the portfolio's objective can best be achieved by investing in the common stocks of approximately 250 to 500 of the companies included in the S&P 500, depending upon the size of the portfolio.

     The portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500.

The portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the portfolio's assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.

     Although the portfolio will not duplicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the portfolio's performance and that of the S&P 500 in both rising and falling markets. The portfolio will attempt to achieve a correlation of at least 95%, without taking into account expenses of the portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, and the amount and timing of cash flows into and out of the Portfolio. Although cash flows into and out of the portfolio will affect the portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.

     The portfolio also may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs"). The portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs. These types of contracts and options and certain associated risks are described in the Appendix to this Prospectus and in the Statement of Additional Information.

     Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment. "S&P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Equity Index Portfolio.

BLUE CHIP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BLUE CHIP EQUITY PORTFOLIO is to achieve long-term appreciation. The portfolio is expected to produce current investment income consistent with its primary objective.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The portfolio may also seek capital appreciation by investing up to 35% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock, and asset-backed securities. The portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in equity securities of companies with an operating histories of ten years or more and market capitalizations in excess of $5 billion which the adviser considers to be leaders in their respective markets. It is expected that the companies in which the portfolio invests will be based primarily in the United States, and will be recognized market leaders with strong financial positions. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength. AIA considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength and relative value.

MID-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MID-CAP EQUITY PORTFOLIO is to provide long-term capital appreciation.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. Under normal circumstances, at least 80% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $500 million to $8 billion. Companies with market capitalizations in this range are considered "mid cap" and are represented by the Standard & Poor's MidCap 400 Index. As of June 30, 1998, the market capitalizations of the companies included in the S&P MidCap 400 Index ranged from $300 million to $11 billion. The companies in which the portfolio invests are typically well established but have not reached full maturity and may offer significant growth potential. AIA will seek to identify companies which have above-average trends in sales and earnings and whose valuation by the market is relatively low or unrecognized.

     Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the adviser to be of comparable quality).

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the VALUE EQUITY PORTFOLIO is to provide growth of principal. The portfolio pursues its objective by investing primarily in the equity securities of high quality companies. Emphasis is placed on stocks where the market price of the stock appears low when compared to present and/or future earnings cash flow.

     The portfolio's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that economic growth will be reflected in the growth of the revenues and earnings of publicly-held corporations.

     The securities in which the portfolio invests include, but are not limited to: common stocks; convertible securities; securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market, including American Depositary Receipts ("ADRs"); futures and options; U.S. Government Securities; corporate obligations; mortgage-backed securities; and Money Market Instruments.

     Under normal market conditions, the portfolio intends to invest at least 65% of its total assets in equity securities of U.S. companies. In most market conditions, the stocks comprising the portfolio's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, above average free cash flow, and high return on the company's invested capital.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the CAPITAL GROWTH PORTFOLIO is to provide long-term capital appreciation. The portfolio is expected to produce modest dividend or interest income. This income will be incidental to a portfolio's primary objective.

     The portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The portfolio may also seek capital appreciation by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the portfolio invests will normally be investment grade or unrated securities determined by the adviser to be of comparable quality. The portfolio may, however, invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     It is the portfolio's policy to invest in the securities of both well-known, established companies and smaller, less-well-known companies. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength. AIA considers many factors when evaluating the overall quality of a security for investment by the portfolio, including a company's current financial strength, earnings momentum and relative value.

SMALL-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SMALL-CAP EQUITY PORTFOLIO (formerly the Special Equity Portfolio) is to provide capital appreciation.

     Under normal circumstances, at least 65% of the value of the portfolio's total assets will be invested in equity securities of companies with a market capitalization of $1.2 billion or less at the time of investment. AIA will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, i.e., a "special situation". See the Statement of Additional Information for more information. The portfolio will invest in securities that AIA believes offer above-average growth potential based on their fundamental strength.

     In seeking capital appreciation, the portfolio may also invest in securities of companies which have valuable fixed assets and whose securities are believed by AIA to be undervalued in relation to their assets, earnings or growth potential.

     AIA intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if AIA believes that investing in these securities will result in capital appreciation. The portfolio may invest in lower-quality debt securities, sometimes referred to as "junk bonds". The portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     The portfolio spreads investment risk by limiting its holdings in any one company or industry. AIA may use various investment techniques to hedge the portfolio's risks, but there is no guarantee that these strategies will work as AIA intended. AIA normally invests the portfolio's assets according to its investment strategy. The portfolio expects to be fully invested under most market conditions. However, the portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes when, in AIA's judgment, a more conservative approach to investment is desirable.

INTERNATIONAL EQUITY SELECTION PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERNATIONAL EQUITY SELECTION PORTFOLIO is to provide long-term capital appreciation. The portfolio seeks to achieve its investment objective by investing primarily in shares of other mutual funds ("underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers.

     Under normal market conditions, and as a investment policy, the portfolio will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the portfolio anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. AIA will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on AIA's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions. The selection of underlying funds involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in AIA's view, meet these criteria will then be subject to further evaluation of investment policies, historical total return, size, volatility, manager tenure and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less,

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the same or different investment restrictions than the portfolio, and AIA will consider these similarities and differences when making investment decisions.

     The Investment Company Act of 1940 currently provides that the portfolio may not purchase the securities of an underlying fund if, as a result, the portfolio together with any of its affiliates would own more than 3% of the total outstanding securities of that underlying fund. Thus, the portfolio's ability to invest in shares of certain underlying funds could be restricted and AIA may have to select alternative investments. By investing in the portfolio, investors bear not only the portfolio's total operating expenses, but the operating expenses of the underlying funds as well. An investor in the portfolio should recognize that investments may be made directly in underlying funds and that, by investing in underlying funds indirectly through the portfolio, investors will bear not only a proportionate share of the expenses of the portfolio, but also, indirectly, similar expenses of the underlying funds, including distribution expenses and sales charges. Finally, investors should recognize that, as a result of the portfolio's policies of investing in other mutual funds, investors may receive taxable capital gains distributions to a greater extent than would be the case if you invest directly in the underlying funds.

     Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States), individual country funds and domestic equity and debt funds to the extent consistent with the portfolio's objective of long-term capital appreciation. As described in more detail below, the portfolio may also make direct investments in the securities held by these underlying funds, including, but not limited to: domestic and foreign equity securities (such as equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"); fixed income securities, which include preferred stock, bonds, notes, or other debt securities of U.S. and foreign companies or governments; short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances; warrants; and unit investment trusts. The portfolio and underlying funds may also invest in variable rate demand notes, invest in restricted securities, invest up to 15% of their net assets in illiquid securities, engage in repurchase agreements, when-issued and delayed delivery transactions and forward commitments, invest in foreign currency exchange transactions (including forward foreign currency exchange transactions), enter into futures contracts and foreign currency futures contracts and trade in options on foreign currencies, stock index and financial futures contracts, portfolio securities and stock indices. The portfolio and underlying funds may also lend their portfolio securities, and borrow for investment purposes.

     Underlying funds may be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35% or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The portfolio will not concentrate its assets (i.e., invest more than 25% of its total assets) in any industry or in

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underlying funds which concentrate their assets in any industry. However, under certain unusual circumstances, this could result in the portfolio could be indirectly concentrated in one or more industries. If this were to occur, AIA would consider whether to maintain or change its investments in such underlying funds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     Although the portfolio will normally invest in open-end, management investment companies, or "mutual funds," it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value

     For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the portfolio may invest in Money Market Instruments.

RISKS TO CONSIDER
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     An investment in any of the portfolios involves certain risks. These risks include, but are not limited to the risks discussed below. Certain investments and investment techniques permitted for the portfolios pose special risks in addition to those discussed below. See the Appendix to this Prospectus and the Statement of Additional Information for more information. Investors should review the investment objective and policies of a portfolio and carefully consider their ability to assume the risks involved in purchasing its shares.

     By itself no portfolio constitutes a balanced investment program. There is no assurance that a portfolio will achieve its investment objective. The yield and total return of the portfolios will fluctuate. Changes in the values of a portfolio's investments will generally not affect the income derived from them; however, they may affect the portfolio's share price. The money market portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. The share price of the other portfolios will fluctuate and investors may have a gain or loss when redeeming shares.

     FIXED-INCOME SECURITIES. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the portfolio's shares.

     Bonds rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), or with equivalent ratings by other NRSROs, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade

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bonds. Debt securities rated lower than Baa by Moody's or BBB by S&P, or with equivalent ratings by other NRSROs, (sometimes referred to as "junk bonds") have poor protection against default in payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. Market prices of lower-rated debt securities may fluctuate more than those of higher-rated securities, and may decline significantly in periods of general economic difficulty which may follow rising interest rates. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     MUNICIPAL OBLIGATIONS. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest primarily in municipal obligations and other portfolios may invest in such obligations to the extent permitted by their investment policies. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit support for other types of municipal instruments. AIA may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the AIA will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     EQUITY SECURITIES GENERALLY. Investments in equity securities are subject to market risks which may cause their prices to fluctuate. Accordingly, the portfolios investing in equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in the value of equity securities held by a portfolio will not necessarily affect income derived from those securities but will affect the net asset value of the portfolio's shares. Equity securities held by a portfolio may not perform well during certain market cycles and may not respond to general market movements to the same extent as other securities.

     SMALLER-CAPITALIZATION COMPANIES. The Small-Cap Equity Portfolio (formerly the Special Equity Portfolio) emphasizes investments in companies with relatively-small market capitalizations and other portfolios may invest in such companies to the extent permitted by their investment policies. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility than those of larger-capitalization companies, and they may be expected to do so in the

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future. Their reliance on limited product lines, markets, financial resources, or other factors may make smaller companies more susceptible to setbacks and downturns. As a result, their stock prices may be particularly volatile. In addition, investing in securities involving a special situation bears the risk that the situation will not develop as favorably as expected, or that it may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance, or a bankruptcy may not be as favorably resolved as had been expected.

     FOREIGN SECURITIES. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Investing in emerging markets involves special considerations (in addition to those relating to foreign investments generally) which include, among others, greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aide or development assistance, currency transfer restrictions, a limited number of potential buyers for securities, and delays and disruptions in securities settlement procedures. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     NON-DIVERSIFICATION. Investing in the Maryland Tax-Free Portfolio or Pennsylvania Tax-Free Portfolio, which are non-diversified portfolios, may entail greater risk than investing in a diversified portfolio because the concentration in securities of relatively-fewer issuers could result in greater fluctuation in the total market value of the portfolio's holdings. Any economic, political or regulatory developments affecting the value of the securities the portfolio holds could have a greater impact on the total value of its holdings than would be the case if the securities were diversified among more issuers.

     Maryland tax-free securities include obligations issued by the State of Maryland or its counties, municipalities, authorities or other subdivisions. The performance of these securities is closely tied to economic and political conditions in the state. Maryland's rate of economic growth has been slower in the 1990s than it had been during the 1980s. State revenues in recent years have been less than expected and, because Maryland's constitution requires a balanced budget, expenditures have been cut. While the ratings assigned to Maryland municipal investments indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical
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

fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and its employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described in the Statement of Additional Information.

     INDUSTRY CONCENTRATION. The International Equity Selection Portfolio will not concentrate its assets in any industry or in underlying funds which concentrate their assets in any industry. However, in certain unusual circumstances, the portfolio may be indirectly concentrated in one or more industries. In such circumstances, because the scope of investment alternatives within an industry is limited, the value of the portfolio's shares may be subject to greater market fluctuation than an investment in a fund which invests directly in a broader range of securities.

     YEAR 2000 RISKS. The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund and its portfolios could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to the Fund and its portfolios. While it is likely that such assurances will be obtained, the Fund and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

PERFORMANCE
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     The performance of each class of shares of a portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period (for the money market portfolios) and a 30-day period (for other portfolios), by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7- and 30-day periods, respectively. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Institutional Class of the relevant portfolio.

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

     A TAX-EQUIVALENT yield shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a particular class of a portfolio and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects performance of a class over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if performance of a class had been constant over the entire period. Because average annual total returns tend to smooth out variations in return, it should be recognized that they are not the same as actual year-by-year results. When a class of a portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain portfolios may advertise performance that includes results from periods in which the portfolio's assets were managed in a non-registered predecessor vehicle. The classes of shares of a portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751) to request a Statement of Additional Information and Annual Report.

PURCHASES, EXCHANGES AND REDEMPTIONS
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PURCHASES
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     Institutional Class shares are sold without a sales charge and are currently available only to individuals, institutions and other entities that have established trust, custodial or money management relationships with First National Bank of Maryland ("First National"), its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks ("qualified accounts"). An initial investment in Institutional Class shares must be preceded or accompanied by the establishment of a qualified account. This may require that certain documents and applications be signed before an investment can be made. Fees may be charged in addition to those described herein based upon agreements for those qualified accounts. Fee schedules and agreements for opening qualified accounts are available upon request by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

The minimum initial investment required to establish a new account is $100,000. After meeting this requirement, a registered shareholder must, within six months, reach and maintain an aggregate balance of $250,000. Accounts of individual investors or trusts maintained in a master account of a bank or other institution may be aggregated for this purpose. Subsequent investments

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

may be made in any amount. Shareholders of record whose aggregate account balance falls below $250,000 due to redemption may be automatically redeemed upon 30 days' notice.

     The portfolios are open for business and the net asset values of their shares are calculated each day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). An investor's purchase will be processed at the net asset value next calculated after the order is received and accepted by the Fund's transfer agent. The net asset values of the fixed-income and equity portfolios are determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Treasury Money Market portfolio and Tax-Free Money Market portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and 4:00 p.m. The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").

     MONEY MARKET PORTFOLIOS. Payments for Institutional Class shares of a money market portfolio must be made by Federal Funds wire or other funds immediately available to the portfolio. An order for the purchase of shares will become effective on the day of receipt of the order by the Fund's transfer agent, and the shares purchased will be entitled to that day's dividend, if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m. (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio), an investor will receive the net asset value next determined on the following Business Day.

     Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m.

     OTHER PORTFOLIOS. Purchase orders for Institutional Class shares of a fixed income or equity Portfolio must be received before 4:00 p.m. any Business Day in order to receive the net asset value determined on that day and to be eligible for dividends the next Business Day. Any orders received after 4:00 p.m. will receive the net asset value next determined on the following Business Day. Payment for purchases is expected at the time of the purchase order but must be received within three Business Days of the date of the purchase order. If funds are not received within three Business Days, the order may be canceled and notice thereof provided to the party placing the order. Any fees or losses incurred due to cancellation of a purchase order may be the responsibility of the party placing the order.

     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     The Fund and its distributor reserve the right to reject any purchase order.
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

EXCHANGES
--------------------------------------------------------------------------------

     An exchange is a convenient way to purchase shares of another portfolio registered in your state. Institutional Class shares of a portfolio may generally be exchanged for Institutional Class shares of another portfolio. Institutional Class shares received by a shareholder as a result of the reorganization of the Marketvest Funds into the ARK Funds may only be exchanged for Institutional Class shares of another portfolio if the shareholder is eligible to purchase Institutional Class shares. The exchange will be made on the basis of relative net asset value next determined after the exchange request is received by the Fund's transfer agent. Exchanges may be made by telephone. See "Redemptions -- By Telephone."

     Each exchange between portfolios actually represents the sale of shares of one portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuation is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a portfolio of any class without notice to shareholders if, in AIA's judgment, the portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

     An exchange between classes of a particular portfolio is generally not permitted, except that an exchange to Class A shares of a portfolio will occur should an investor become ineligible to purchase Institutional Class shares (except in the case of a portfolio which is not currently offering Class A shares). The Fund will provide 30 days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of any sales load, fee, or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to the Class A shares. If a shareholder declines to accept the exchange, and if the shareholder does not meet the requirements for investing in Institutional Class shares, the Fund reserves the right to redeem the shares upon expiration of the 30-day period. Investors who are currently Personal Trust Customers who will be receiving a distribution from their trust account may exchange their Institutional Class shares for Class A shares of any portfolio or portfolios of the Fund. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange. The Fund has received a private letter ruling from the Internal Revenue Service which provides that an exchange of shares of one class of a portfolio for shares of another class of the same portfolio will not constitute a taxable event.

REDEMPTIONS
--------------------------------------------------------------------------------

     Shareholders may redeem all or a portion of their Institutional Class shares by mail or telephone. A shareholder may redeem shares on each Business Day. Shares will be redeemed at the net asset value next determined after the Fund's transfer agent has received a redemption request in good order. Shares of a money market portfolio redeemed at 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) do not earn the dividend

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

declared on the day of the redemption. With respect to the other portfolios, shares will be eligible to earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next Business Day.

     BY MAIL. To redeem by mail send a written request to First National Bank of Maryland, Trust Division [Banc #101-621], P.O. Box 1596, Baltimore, MD 21203.

     The signatures on the written request must be properly guaranteed. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities dealers and brokers, government securities dealers and brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

     BY TELEPHONE. To redeem by telephone call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     With respect to the money market portfolios, under normal circumstances, if the request for redemption is received by 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 1:30 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) on any Business Day, the redemption proceeds will be wired via Federal Funds on the same day. If, under normal circumstances, the request is received after 12:00 noon or 1:30 p.m., respectively, and before 4:00 p.m., on a Business Day, that day's dividend will be received and the redemption proceeds will be wired the next Business Day. With respect to the other Portfolios, under normal circumstances, if a redemption request is received before 4:00 p.m. on a Business Day, the redemption proceeds will be wired via Federal Funds on the next Business Day. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on that day by which redemption orders must be received.

     To the extent portfolio securities are traded in other markets on days which are not Business Days, the net asset value of the shares of a portfolio may be affected on days when investors are not able to purchase or redeem its shares.

     Although at present First National pays the wire costs involved, the Fund reserves the right at any time to require the investor to pay such costs.

     If making immediate payment could adversely affect a portfolio, the portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all shares of a portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and its transfer agent will each employ reasonable procedures to confirm that

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

instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

OTHER INFORMATION
--------------------------------------------------------------------------------

     It is anticipated that First National will be the holder of record for all Institutional Class shares held through qualified accounts. First National, at least quarterly, will provide each client who is a beneficial owner of the shares, a statement showing details of all transactions effected on behalf of such client in shares, including the then-current balance of full and fractional shares. No certificates representing Institutional Class shares will be issued.

     Shareholders may instruct First National to purchase Institutional Class shares automatically at intervals established by the shareholder. Additional fees may be charged by First National for this and other services, including cash sweeps. For more complete information concerning these services and associated fees, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     The services rendered by First National in the management of its accounts are not duplicative of any of the services for which AIA is compensated for managing and advising the portfolios. The charges paid by clients of First National or its affiliates should be considered in calculating the net yield or total return on investments in the Institutional Class shares. Clients of First National and its affiliates should read this Prospectus in connection with those documents that govern the qualified-account program in which each client participates.

     It is the responsibility of each financial institution to transmit orders to purchase, redeem or exchange shares to the transfer agent before the next-determined net asset value calculation in order to receive the next-determined share price. The transfer agent must receive payment within three Business Days after an order is placed. Otherwise, the purchase order may be canceled and the financial institution could be held liable for resulting fees and/or losses.

     DISTRIBUTION OPTIONS. Each money market portfolio declares dividends daily and pays them monthly. Income dividends for the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are declared daily and paid monthly; for the Equity Income Portfolio dividends are declared and paid monthly; for the Balanced Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Value Equity Portfolio dividends are declared and paid quarterly; and for the Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio) and International Equity Selection Portfolio dividends are declared and paid annually. Net realized capital gains, if any, for any portfolio are declared and paid at least annually.

     The following distribution options are available to shareholders:

     A. SHARE OPTION reinvests dividends and capital gain distributions, if any, in additional shares. This option will be assigned automatically if no choice is specified on the account application. Dividends and distributions will be reinvested at the net asset value as of the payment date for the distribution.

     B. INCOME-EARNED OPTION reinvests capital gain distributions and pays income dividends in cash.

     C. CASH OPTION pays dividends and capital gain distributions in cash. Distribution checks will be mailed no later than seven days after the last day of the month, quarter or year.

     If you select Option B or C and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, distributions will be reinvested in the account at the then-current net asset value and your election will be converted to the Share Option.

     NET ASSET VALUE. The net asset value of a class of shares of a portfolio is calculated by adding the pro rata share of the value of all securities and other assets attributable to the class, deducting the pro rata share of portfolio-level liabilities of the class, deducting class-specific liabilities, and dividing the result by the number of shares of the class outstanding. Assets of the money market portfolios are valued based upon the amortized cost method. Assets of the other portfolios that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Other assets for which market quotations are not readily available are valued by an independent pricing service. Foreign securities held by a portfolio are valued on the basis of quotations from the primary U.S. market in which they are traded or, if not traded on a U.S. market, then their primary foreign market and are translated from foreign market quotations into U.S. dollars using current exchange rates.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The trustees are responsible for managing the business affairs of the Fund and for exercising the Fund's powers except those reserved for the shareholders. The Fund's Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the agreements with the Fund's investment adviser, distributor, administrator, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the adviser and administrator, subject always to the general supervision of the Board of Trustees. A majority of the Fund's trustees are not affiliated with either the investment adviser or the distributor.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc.("AIA") 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to the Fund. Investment advisory services are provided subject to the general supervision of the Board of Trustees. AIA is entitled to receive for its advisory services payment at an annual rate based on the following fee schedule.

                                                             FEE (AS A PERCENTAGE
                        PORTFOLIO                           OF AVERAGE NET ASSETS)
                        ---------                           ----------------------
U.S. Treasury Money Market Portfolio......................           0.25%
U.S. Government Money Market Portfolio....................           0.25%
Money Market Portfolio....................................           0.25%
Tax-Free Money Market Portfolio...........................           0.25%
Short Term Treasury Portfolio.............................           0.35%
Short-Term Bond Portfolio.................................           0.75%
U.S. Government Bond Portfolio............................           0.75%
Intermediate Fixed Income Portfolio.......................           0.60%
Income Portfolio..........................................           0.60%
Maryland Tax-Free Portfolio...............................           0.65%
Pennsylvania Tax-Free Portfolio...........................           0.65%
Balanced Portfolio........................................           0.65%
Equity Income Portfolio...................................           0.70%
Equity Index Portfolio....................................           0.20%
Blue Chip Equity Portfolio................................           0.70%
Mid-Cap Equity Portfolio..................................           0.80%
Value Equity Portfolio....................................           1.00%
Capital Growth Portfolio..................................           0.70%
Small-Cap Equity Portfolio................................           0.80%
International Equity Selection Portfolio..................           0.65%

     AIA, in its sole discretion, may waive all or any portion of its advisory fee for a portfolio. Any such voluntary waiver will increase the portfolio's yield for the period during which the waiver is in effect.

     The investment advisory fees payable by certain of the portfolios may be higher than the fees payable by other mutual funds (although not necessarily higher than the fees payable by a funds with similar investment objectives), due to the greater complexity, expense and commitment of resources involved in managing those portfolios.

     AIA is a wholly-owned subsidiary of First National Bank of Maryland ("First National"). First National, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization. See "Banking Law Matters." AIA was organized in 1995 to manage assets and provide research services for the Trust Division of First National, which previously served as investment adviser to the portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. Officers, portfolio managers and investment analysts of AIA previously served in comparable capacities for the Trust Division of First National. As of June 30, 1998, AIA had assets under management of approximately $11.1 billion.

     The portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First National or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by AIA of the securities in which the portfolios invest.

     Subject to the general supervision of the Board of Trustees, AIA is responsible for placing orders for securities transactions. Transactions in debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. Transactions involving equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. The portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the portfolios, it is the policy of AIA to obtain the best net results in terms of price and execution. Subject to this policy, securities transactions may be directed at higher commission rates to broker-dealers who provide research, statistical and other information to AIA. If more than one account managed by AIA is purchasing or selling the same security, such orders may be aggregated in the interest of achieving the most favorable execution.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of AIA and manager of the money market portfolios and the Short-Term Treasury Portfolio. He is also responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First National since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Susan S. Schnaars is a Principal of AIA and manager of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund, for PNC Investment Management and Research (formerly known as Provident National Bank). Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant.

     Steven M. Gradow is a Managing Director of, and Director of Fixed Income Investments for, AIA and manager of the Income Portfolio, co-manager, with Ms. Volk, of the U.S. Government Bond Portfolio, and co-manager, with Mr. Stith, of the Short-Term Bond Portfolio. Prior to joining First Maryland in January 1996, Mr. Gradow was responsible for the management of $15 billion of fixed-income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years fixed-income management for the Public Employees Retirement System of California (CALPERS).

     N. Beth Volk is a Principal of AIA and Senior Fixed Income Credit Analyst responsible for leading the corporate research efforts of the Fixed Income Group. Ms. Volk is co-manager, with Mr. Gradow, of the U.S. Governmental Bond Portfolio. Prior to 1996, she was the head of corporate fixed income research at Alex. Brown & Sons. Ms. Volk has over 17 years experience in the industry and is a Chartered Financial Analyst.

     Wilmer C. Stith, III is a Vice President of AIA and co-manager, with Mr. Gradow, of the Short-Term Bond Portfolio. He manages separate account money market accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Prior to joining AIA he was an investment executive with the Treasury Banking Group of First National.

     Charles E. Knudsen is a Managing Director of AIA and manager of the Balanced Portfolio. He follows several equity industry groups. In addition, he is a senior portfolio manager for key, tax-free institutional accounts, including pension and profit-sharing plans, foundations, and endowments. Mr. Knudsen has more than ten years of investment management experience with First National. Mr. Knudsen is a Chartered Financial Analyst.

     Clyde L. Randall is a Principal of AIA and co-manager, with Mr. Ashcroft, of the Equity Income Portfolio and Blue Chip Equity Portfolio. Prior to March 1995, Mr. Randall was an equity analyst and portfolio manager for more than five years at Mercantile Safe Deposit and Trust, Baltimore, Maryland. Mr. Randall is a Chartered Financial Analyst.

     Allen J. Ashcroft, Jr. is a Principal of AIA and co-manager, with Mr. Randall, of the Blue Chip Equity Portfolio and manager of the Equity Income Portfolio. Prior to joining First National, Mr. Ashcroft was an equity analyst and portfolio manager for McGlinn Capital Management, Wyomissing, Pennsylvania, for 12 years. Mr. Ashcroft has more than 18 years of experience in investment research and equity analysis.

     H. Giles Knight is a Principal of AIA and manager of the Small-Cap Equity Portfolio (formerly the Special Equity Portfolio). Prior to joining First National, Mr. Knight was with ASB Capital Management, a subsidiary of NationsBank, from 1990 to 1994. He was Director of Special Equity Investments, Capital Markets Division, where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds. Mr. Knight has almost 30 years of investment experience.

     Christopher E. Baggini is a Principal of AIA and manager of the Mid-Cap Equity Portfolio and the Capital Growth Portfolio. Prior to joining First National, Mr. Baggini served as portfolio manager and research analyst for First Metropolitan Development Corporation. He has over 12 years of experience in investment management, including more than four years at Salomon Brothers with responsibilities in equity research, sales and trading. Mr. Baggini is a Chartered Financial Analyst.

     J. Eric Leo is a Managing Director of, and Director of Equity Research for AIA. Mr. Leo is manager of the Value Equity Portfolio and the Equity Index Portfolio. Prior to 1997, he was Executive Vice President and Chief Investment Officer of Legg Mason Capital Management, Inc. Mr. Leo has more than 25 years of experience in investment management, including managing mutual fund portfolios and accounts for both individuals and institutions.

     Brett A. Hoffacker is a Principal of AIA and the manager of the International Equity Selection Portfolio. Prior to 1997, he was a Vice President of Dauphin Deposit Bank and Trust Company responsible for managing four equity funds as well as various individual institutional, employee benefit and personal trust portfolios. Mr. Hoffacker is a Certified Financial Planner and Certified Retirement Plan Specialist.

     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
--------------------------------------------------------------------------------

     SEI Investments Mutual Fund Services (the "Administrator"), Oaks, PA 19456, serves as the portfolios' administrator under an administration agreement with the Fund. SEI Investments Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator.

     The Administrator assists in the administration and operation of the Fund and its portfolios, including providing facilities for maintaining each portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with the portfolios, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each portfolio's shares under federal and state law, developing management services for the portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of 0.13% of the aggregate average net assets of the portfolios, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the portfolio's yield for the period during which it is in effect.

     Pursuant to a separate agreement with the Administrator, FMB Trust Company, National Association, the Fund's custodian and an affiliate of First National, performs sub-administration services on behalf of the portfolios, for which it receives a fee paid by the Administrator at the annual rate of up to 0.0275% of the aggregate average net assets of the portfolios. See the Statement of Additional Information for more information.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     SEI Investments Distribution Co. (the "Distributor"), Oaks, PA 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor sells shares of each portfolio as agent on behalf of the Fund. The Distributor is the principal underwriter of the Fund. First National and its affiliates neither participate in nor are responsible for the underwriting of the shares of the Fund.

     Under a shareholder services plan in effect with respect to the Institutional Class of each portfolio, a portfolio may pay shareholder services fee at an annual rate of up to 0.15% of the average net assets of the Institutional Class shares. The Board of Trustees has approved an annual shareholder servicing fee rate of 0.06% of the average net assets of the Institutional Class of each portfolio.

     All or any portion of the shareholder services fees for a portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase the portfolio's yield for the period during which the waiver is in effect.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Investments Management Corporation, Oaks, PA 19456, provides transfer agent and related services for the Portfolios. SEI Investments Management Corporation has subcontracted the transfer agency services to State Street Bank and Trust Company which maintains shareholder accounts and records for the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association (the "Custodian"), 25 South Charles Street, Baltimore, MD 21201, is custodian for the securities and cash of the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of 0.015% of the average net assets of the portfolios. The Custodian also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, AIA believes that it may perform the advisory services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the shares of any portfolio or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to pay substantially all of their respective dividends as "exempt interest dividends". Investors in these portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to avoid investing their assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio will determine annually the percentage of their respective net investment income that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and the percentage that is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders of the Maryland Tax-Free Portfolio who are subject to Maryland state and local income tax will not be subject to tax in Maryland on dividends paid by the portfolio to the extent that they are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories, or gains realized from the disposition of obligations of the State of Maryland or its political subdivisions. Dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase agreements are subject to Maryland state and local income tax.

     Individual shareholders of the Pennsylvania Tax-Free Portfolio will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to exempt obligations (generally, obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States), but will be subject to Pennsylvania personal income taxes on distributions of profits, gains or income derived from the sale, exchange or other disposition of obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludable exempt-interest dividends and will be identified by the portfolio.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each portfolio.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received. The foregoing considerations do not apply to the purchase of shares of the money market portfolios, which are offered at the constant net asset value of $1.00.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Fund is composed of the following twenty portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), and International Equity Selection Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified; the other portfolios are diversified. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund may issue an unlimited number of shares of each of its portfolios. Each share of a portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a portfolio or the Fund, or for the election or removal of Trustees under certain circumstances.

     The Board of Trustees of the Fund has established four classes of shares: two retail classes, and two institutional classes; Institutional Class (which is offered pursuant to this prospectus) and Institutional II Class. You may obtain more information on the classes of shares not offered through this Prospectus by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ADRS AND EDRS. American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     ASSET-BACKED SECURITIES. Asset-backed securities which consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. Bank obligations include: bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a portfolio is called for redemption, that portfolio could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     HEDGING STRATEGIES. The adviser, to the extent permitted by the investment policies and limitations of a portfolio, may buy and sell options on securities, currencies, futures contracts and options on such contracts ("Hedging Instruments") to manage exposure to changing interest rates, security prices, and currency exchange rates. Some strategies using these instruments, including selling futures, buying puts and writing calls, tend to hedge a portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Hedging Instruments may be used in combination with each other or with forward currency contracts in order to adjust the risk and return characteristics of the overall strategy. A portfolio may invest in Hedging Instruments based on any type of security, index, or currency, including options and futures traded on foreign exchanges and options not traded on exchanges. These strategies may increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these strategies could result in a loss to a portfolio if the counterparty to the transaction does not perform as promised.

     Hedging Instruments can be volatile investments and involve certain risks. If the adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, use of Hedging Instruments may lower a portfolio's return. A portfolio could also experience a loss if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     Under normal conditions no portfolio will hedge more than 25% of its total assets by selling futures, writing calls, and buying puts. In addition, a portfolio will not buy futures or write puts where the value of the underlying investment exceeds 25% of its total assets and a portfolio will not buy calls with a value exceeding 5% of its total assets.

     ILLIQUID SECURITIES. Under currently applicable regulations, each money market portfolio may invest up to 10%, and the other portfolios may invest up to 15%, of their respective net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     INDEXED SECURITIES. Indexed securities are derivative securities whose value depends on the price of securities indices, or other financial indicators. These include commercial paper and certificates of deposit. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed security itself. Some indexed securities may have return characteristics similar to direct investments in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     INVESTMENT GRADE SECURITIES. Investment grade securities are securities which have been rated Baa or higher by Moody's or BBB or higher by S&P, or which have equivalent ratings by other NRSROs. Securities rated Baa or BBB may be regarded as having speculative characteristics. See the Statement of Additional Information for a description of the various rating categories.

     INVESTMENT LIMITATIONS. Each of the portfolios has adopted certain investment limitations. The principal investment limitations of the portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each portfolio (other than the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than the U.S. government) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each portfolio (other than the Money Market Portfolio) may not purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but only in an amount not exceeding 33 1/3% of its total assets; and (b) may not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks, including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity. For temporary defensive purposes, the non-money-market portfolios may invest all or a portion of their assets in Money Market Instruments.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions and include mortgage pass-through securities, mortgage-backed securities, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Because mortgage securities pay both principal and interest as their underlying mortgages are paid off, they are subject to pre-payment risk. Pre-payment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Finally, the value of a mortgage security may be affected by changes in market interest rates.

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A portfolio may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by AIA.

     SECURITIES LENDING. A portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a portfolio to retain ownership of the securities loaned and, at the same time, to earn income. Since there may be delays in the recovery of loaned securities, or even a loss or rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the adviser. Only the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio currently intend to lend portfolio securities.

     STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDRs are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500. For further information regarding SPDRs, see the Statement of Additional Information.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies. U.S. Government Securities may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a portfolio to sell them at par value plus accrued interest on short notice.

     WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a Portfolio's share price, yield and return. Ordinarily, a portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET, MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE PORTFOLIOS
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The portfolios may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

ARK FUNDS

INSTITUTIONAL II CLASS
---------------------------------------------------------
TABLE OF CONTENTS
---------------------------------------------------------

Summary...........................    2
Fees and Expenses.................    3
Financial Highlights..............    4
Investment Objectives and
   Policies.......................    5
Performance.......................    8
Purchases, Exchanges and
   Redemptions....................    9
Management of the Fund............   13
Tax Matters.......................   16
General Information...............   17
Appendix..........................   18
---------------------------------------

ARK FUNDS -- INSTITUTIONAL II CLASS

--------------------------------------------------------------------------------
PROSPECTUS
JULY 27, 1998
--------------------------------------------------------------------------------

* U.S. Treasury Money Market Portfolio                  * Money Market Portfolio
* U.S. Government Money Market Portfolio                * Tax-Free Money Market Portfolio

ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. The portfolios of the Fund listed below have offer Institutional II Class shares.

Institutional II Class shares are offered through this Prospectus only to individuals, institutions and other entities that direct their own investments and have established trust relationships with First National Bank of Maryland, its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

THE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FIRST NATIONAL BANK OF MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Prospectus is designed to provide investors with information that they should know before investing. Please read and retain it for future reference. A Statement of Additional Information dated July 27, 1998 and Annual Report (including financial statements for the fiscal year ended April 30, 1998) have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and Annual Report, and additional information about the classes of shares not offered through this Prospectus, are available upon request without charge by calling 1-800-624-4116 (inside Maryland 1-800-638-7751). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Institutional II Class shares of the following portfolios:

     U.S. TREASURY MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in instruments which are insured or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States.

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities, or in repurchase agreements backed by such instruments.

     MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities.

     TAX-FREE MONEY MARKET PORTFOLIO -- seeks to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes.

     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Institutional II Class shares of the portfolios are sold at their net asset value without a sales charge and are currently available only to certain qualified accounts. Shares of a portfolio may be exchanged for shares of another Portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request in good order. See "Purchases, Exchanges and Redemptions".

     INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to each of the portfolios. SEI Investments Distribution Co. serves as the distributor of the portfolios' shares and SEI Investments Mutual Fund Services serves as the Fund's administrator. See "Management of the Fund".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the portfolios can be directed to the Fund at 1-800-624-4116 (inside Maryland 1-800-638-7751).

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. Investors should consider this expense information along with other important information, including each portfolio's investment objectives, performance (if any) and financial highlights.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL II CLASS
                                               -----------------------------------------------------------
                                               U.S. TREASURY   U.S. GOVERNMENT     MONEY       TAX-FREE
                                               MONEY MARKET     MONEY MARKET      MARKET     MONEY MARKET
                                                 PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -------------   ---------------   ---------   ------------
Advisory Fees (after waivers)(1).............     0.19%            0.14%          0.11%         0.09%
12b-1 Fees...................................     0.10%            0.10%          0.10%         0.10%
Other Expenses(2)............................     0.19%            0.17%          0.17%         0.19%
                                                   ----             ----           ----          ----
Total Operating Expenses (after
  waivers)(3)................................     0.48%            0.41%          0.38%         0.38%
                                                   ====             ====           ====          ====

(1) AIA has agreed to waive, on a voluntary basis, a portion of its fees for each portfolio and the advisory fees shown reflect those voluntary waivers. AIA reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each portfolio would be .25%.

(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees.

(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional II Class shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be 0.54%, 0.52%, 0.52% and 0.54%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional II Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                   1 YR     3 YRS     5 YRS     10 YRS
                                                   -----    ------    ------    -------
U.S. Treasury Money Market Portfolio.............   5        15        27        60
U.S. Government Money Market Portfolio...........   4        13        23        52
Money Market Portfolio...........................   4        12        21        48
Tax-Free Money Market Portfolio..................   4        12        21        48

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table provides information about the financial history of the Institutional II Class of each portfolio. The table expresses the information in terms of a single share outstanding throughout the year or period. The information for each of the years or periods in the three-year period ended April 30, 1998 (as applicable) has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights is included in the Annual Report. The Annual Report is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the portfolios' financial statements and the notes thereto, which may be obtained free of charge from the Fund.

For a Share Outstanding Throughout the Year or Period Ended April 30,

                                     Distri-                                              Ratio of     Ratio of
                                     butions                                  Ratio of      Net        Expenses
             Net                      from       Net                 Net      Expenses   Investment   to Average
            Asset                      Net      Asset               Assets       to        Income        Net
           Value,         Net        Invest-    Value,              End of    Average    to Average     Assets
          Beginning   Investment      ment      End of    Total     Period      Net         Net       (Excluding
          of Period     Income       Income     Period   Return     (000)      Assets      Assets      Waivers)
----------------------------------------------------------------------------------------------------------------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 1998        $1.00       0.05         (0.05)     $1.00     4.99%    $94,844      0.48%      4.88%         0.54%
 1997        1.00        0.05         (0.05)      1.00     4.89      63,496     0.47        4.79          0.53
 1996(1)     1.00          0.04       (0.04)      1.00     3.87      47,220     0.47*       4.98*         0.55*
----------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
----------------------------------
 1998       $1.00          0.05       (0.05)     $1.00     5.33%    $91,629      0.44%      5.21%         0.55%
 1997        1.00        0.05         (0.05)      1.00     5.12      37,284     0.42        5.01          0.53
 1996(1)     1.00          0.04       (0.04)      1.00     4.11      17,027     0.41*       5.25*         0.56*
-------------------
MONEY MARKET PORTFOLIO
-------------------
 1998       $1.00          0.05       (0.05)     $1.00     5.47%    $82,293      0.41%      5.33%         0.55%
 1997        1.00        0.05         (0.05)      1.00     5.25      62,960     0.38        5.14          0.53
 1996(2)     1.00          0.04       (0.04)      1.00     4.33      28,790     0.36*       5.37*         0.55*
---------------------------
TAX-FREE MONEY MARKET PORTFOLIO
---------------------------
 1998       $1.00          0.03       (0.03)     $1.00     3.37%    $29,474      0.40%      3.31%         0.56%
 1997        1.00        0.03         (0.03)      1.00     3.19      16,727     0.38        3.14          0.54
 1996(1)     1.00          0.02       (0.02)      1.00     2.62       9,387     0.33*       3.35*         0.58*

 * Annualized
(1) Commenced operations on July 28, 1995.
(2) Commenced operations on July 21, 1995.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of the portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the portfolios are set forth below. Additional information regarding the types of securities in which the portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the portfolios and a complete listing of each portfolio's investment limitations is contained in the Statement of Additional Information.

     The portfolios seek to maximize current income and provide liquidity and security of principal by investing in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees of the Fund. The portfolios limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     By itself no portfolio constitutes a balanced investment plan. There is no assurance that a Portfolio will achieve its investment objective.

     The portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. Although the portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental policy, the portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the portfolio invests 100% of its total assets in U.S. Government Securities and in repurchase agreements backed by such instruments. The portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments").

     At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by the adviser to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The portfolio may invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax.

     The portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     The adviser anticipates that the portfolio will be as fully invested as is practicable in municipal obligations. However, the portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of portfolio shares, or in order to meet anticipated redemption requests, the portfolio may hold cash which is not earning income.

     The portfolio may invest up to 25% of its net assets in a single issuer's securities. The portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the portfolio's performance.

     YEAR 2000 RISKS. The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund and its portfolios could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to the Fund and its portfolios. While it is likely that such assurances will be obtained, the Fund and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of a portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7-day period. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Institutional II Class of the relevant portfolio.

     A TAX-EQUIVALENT YIELD shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a Portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a particular class of a portfolio and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects performance of a class over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if performance of a class had been constant over the entire period. Because average annual total returns tend to smooth out variations in return, it should be recognized that they are not the same as actual year-by-year results. When a class of a portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The classes of shares of a Portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751) to request a Statement of Additional Information and Annual Report.

PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
--------------------------------------------------------------------------------

     Institutional II Class shares are sold without a sales charge and are currently available only to individuals, institutions and other entities that direct their own investments and have established trust relationships with First National, its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks ("qualified accounts"). An initial investment in Institutional II Class shares must be preceded or accompanied by the establishment of a qualified account. This may require that certain documents and applications be signed before an investment can be made. Fees may be charged in addition to those described herein based upon agreements for those qualified accounts. Fee schedules and agreements for opening qualified accounts are available upon request by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

     The minimum initial investment required to establish a new account is $500. After meeting this requirement, there is no minimum required account balance. Subsequent investments may be made in any amount.

     The portfolios are open for business and the net asset values of their shares are calculated each day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). An investor's purchase will be processed at the net asset value next calculated after the order is received and accepted by the Fund's transfer agent. The net asset values of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").

     Payments for Institutional II Class shares of a portfolio must be made by Federal Funds wire or other funds immediately available to the portfolio. An order for the purchase of shares will become effective on the day of receipt of the order by the Fund's transfer agent, and the shares purchased will be entitled to that day's dividend, if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m., (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or

5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio, an investor will receive the net asset value next determined the following Business Day.

     Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m.

     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     The Fund and its distributor reserve the right to reject any purchase order.

EXCHANGES
--------------------------------------------------------------------------------

     An exchange is a convenient way to purchase shares of another portfolio registered in your state. Institutional II Class shares of a portfolio may be exchanged for Institutional II Class shares of another portfolio. The exchange will be made on the basis of relative net asset value next determined after the exchange request is received by the Fund's transfer agent. Exchanges may be made by telephone. See "Redemptions -- By Telephone."

     Each exchange between portfolios actually represents the sale of shares of one portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuations is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a portfolio of any class without notice to shareholders if, in AIA's judgment, the portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

     An exchange between the Institutional II Class and another class of any portfolio is generally not permitted, except that an exchange to Class A shares of a portfolio will occur should an investor become ineligible to purchase Institutional II Class shares. The Fund will provide 30 days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of any sales load, fee, or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to shares of the class exchanged into. If a shareholder declines to accept the exchange, and if the shareholder does not meet the requirements for investing in Institutional II Class shares, the Fund reserves the right to redeem the shares upon expiration of the 30-day period. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange. The Fund has received a private letter ruling from the Internal Revenue Service which provides that an exchange of shares of one class of a portfolio for shares of another class of the same portfolio will not constitute a taxable event.

REDEMPTIONS
--------------------------------------------------------------------------------

     Shareholders may redeem all or a portion of their Institutional II Class shares by mail or telephone. A shareholder may redeem shares on each Business Day. Shares will be redeemed at the net asset value next determined after the Fund's transfer agent has received a redemption request in good order. Shares of a portfolio redeemed at 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) do not earn the dividend declared on the day of the redemption.

     BY MAIL. To redeem by mail send a written request to The First National Bank of Maryland, Trust Division [Banc #101-621], P.O. Box 1596, Baltimore, MD 21203.

     The signatures on the written request must be properly guaranteed. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities dealers and brokers, government securities dealers and brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

     BY TELEPHONE. To redeem by telephone call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     Under normal circumstances, if the request for redemption is received by 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 1:30 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) on any Business Day, the redemption proceeds will be wired via Federal Funds on the same day. If, under normal circumstances, the request is received after 12:00 noon or 1:30 p.m., respectively, and before 4:00 p.m., on a Business Day, that day's dividend will be received and the redemption proceeds will be wired the next Business Day. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on that day by which redemption orders must be received.

     Although at present First National pays the wire costs involved, the Fund reserves the right at any time to require the investor to pay such costs.

     If making immediate payment could adversely affect a portfolio, the portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all shares of a portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

OTHER INFORMATION
--------------------------------------------------------------------------------

     It is anticipated that First National Bank of Maryland ("First National") will be the holder of record for all Institutional II Class shares held through qualified accounts. First National, at least quarterly, will provide each client who is a beneficial owner of the shares, a statement showing details of all transactions effected on behalf of such client in shares, including the then-current balance of full and fractional shares. No certificates representing Institutional II Class shares will be issued.

     Shareholders may instruct First National to purchase Institutional II Class shares automatically at intervals established by the client. Additional fees may be charged by First National for this and other services, including cash sweeps. For more complete information concerning these services and associated fees, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     DISTRIBUTION OPTIONS. Each portfolio declares dividends daily and pays them monthly. The following distribution options are available to shareholders:

     A. The SHARE OPTION reinvests dividends and capital gain distributions, if any, in additional shares. This option will be assigned automatically if no choice is specified on the account application. Dividends and distributions will be reinvested at the net asset value as of the payment date for the distribution.

     B. The INCOME-EARNED OPTION reinvests capital gain distributions and pays dividends in cash.

     C. The CASH OPTION pays dividends and capital gain distributions in cash. Distribution checks will be mailed no later than seven days after the last day of the month.

     If you select Option B or C and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, distributions will be reinvested in the account at the then-current net asset value and your election will be converted to the Share Option.

     PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, AIA is responsible for placing orders for securities transactions for each portfolio. Transactions for the portfolios are expected to occur primarily with issuers, underwriters or major dealers acting as principal. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the portfolios, it is AIA's policy to obtain the most favorable execution. If more than one account managed by AIA is purchasing or selling the same security, such orders may be aggregated in the interest of achieving the most favorable execution.

     NET ASSET VALUE. The net asset value of a class shares of a portfolio is calculated by adding the pro rata share of the value of all securities and other assets attributable to a portfolio, deducting the pro rata share of portfolio-level liabilities of the class, deducting class-specific liabilities and dividing the result by the number of shares of the class outstanding. Assets of the portfolios are valued based upon the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Although each portfolio seeks to maintain net asset value of $1.00 for the Institutional II Class shares, there can be no assurance that this net asset value per share will not vary.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The trustees are responsible for managing the business affairs of the Fund and for exercising the Fund's powers except those reserved for the shareholders. The Fund's Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the agreements with the Fund's investment adviser, distributor, administrator, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the investment adviser and administrator, subject always to the general supervision of the Board of Trustees. A majority of the Fund's trustees are not affiliated with either the adviser or the distributor.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc. ("AIA"), 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to each Portfolio subject to the general supervision of the Board of Trustees of the Fund. It is entitled to receive for its advisory services payment at an annual rate of 0.25% of each portfolio's average net assets. AIA, in its sole discretion, may waive all or a portion of its advisory fee for a portfolio. Any such voluntary waiver, will increase the portfolio's yield for the period during which the waiver is in effect.

     AIA is a wholly-owned subsidiary of First National Bank of Maryland ("First National"). First National, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization. See "Banking Law Matters". AIA was organized in 1995 to manage assets and provide research services for the Trust Division of First National, which previously served as investment adviser to the portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. Officers, portfolio managers and investment analysts of Allied Investment Advisors, Inc. previously served in comparable capacities for the Trust Division of First National. As of June 30, 1998, AIA had assets under management of approximately $11.1 billion.

     The portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First National or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by the Adviser of the securities in which the portfolios invest.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of AIA and manager of the portfolios. He is also manager of the Fund's Short-Term Treasury portfolio and is responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First National since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
--------------------------------------------------------------------------------

     SEI Investments Mutual Fund Services (the "Administrator"), Oaks, PA 19456, serves as the Portfolios' administrator under an administration agreement with the Fund. SEI Financial Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator.

     The Administrator assists in the administration and operation of the Fund and its portfolios, including providing facilities for maintaining each portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with the portfolios, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each portfolio's shares under federal and state law, developing management services for the Portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of 0.13% of aggregate average net assets of the portfolios, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a Portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.

     Pursuant to a separate agreement with the Administrator, FMB Trust Company, National Association, the Fund's custodian and an affiliate of First National, performs sub-administration services on behalf of the portfolios, for which it receives a fee paid by the Administrator at the annual rate of up to 0.0275% of the aggregate average net assets of the portfolios. See the Statement of Additional Information for more information.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     SEI Investments Distribution Co. (the "Distributor"), Oaks, PA 19456, a wholly-owned subsidiary of SEI Investments Company, serves as distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is the principal underwriter of the Fund. First National neither participates in nor is responsible for the underwriting of the shares of the Fund.

     The Board of Trustees has adopted a distribution plan on behalf of the Institutional II Class of each portfolio pursuant to Rule 12b-1 under the 1940 Act ("Plan"). The Plan provides for payment of a fee to the Distributor of up to 0.75% of average net assets of the Institutional II Class of each Portfolio. The Board has approved the fee rate of 0.10% of the average net assets of the Institutional II Class of each portfolio. All or any portion of the fee for a portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.

     The Distributor and investment professionals that receive portions of the fees from the Distributor pay for the cost of printing (but not typesetting) and mailing to prospective investors prospectuses and other materials relating to the Institutional II Class, as well as for related direct mail, advertising and promotional expenses.

     The Plan does not obligate a portfolio to reimburse the Distributor for the actual expenses that it may incur in fulfilling its obligations under the Plan on behalf of the Institutional II Class. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the portfolios will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, it will retain the full amount of the fee.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Investments Management Corporation, Oaks, PA 19456, provides transfer agent and related services for the Portfolios. SEI Investments Management Corporation, has subcontracted the transfer agency services to State Street Bank and Trust Company which State Street Bank maintains shareholder accounts and records for the Portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association, (the "Custodian") 25 South Charles Street, Baltimore, MD 21201, is custodian for the securities and cash of the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of 0.015% of the average net assets of the portfolios. The Custodian also charges the Fund transaction fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, the adviser believes that it may perform the advisory services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the shares of any of the portfolios or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio intends to pay substantially all of its dividends as "exempt interest dividends". Investors in this portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The Tax-Free Money Market Portfolio intends to avoid investing its assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio will determine annually the percentage of its net investment income that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and percentage that is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each portfolio.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund is composed of the following twenty portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio) and International Equity Selection Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified; the remaining Portfolios are diversified.

     The Fund may issue an unlimited number of shares of each of its portfolios. Each share of a Portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class of shares, only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a Portfolio, or the Fund, or for the election or removal of Trustees under certain circumstances.

     The Board of Trustees of the Fund has established four classes of shares; two retail classes, and two institutional classes; Institutional Class and Institutional II Class (which is offered pursuant to this prospectus). You may obtain more information on the classes of shares not offered through this Prospectus by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ASSET-BACKED SECURITIES. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase asset-backed securities which consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase bank obligations. These include: bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase commercial paper. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     FOREIGN INVESTMENTS. The Money Market Portfolio and Tax-Free Money Market Portfolio may invest in Eurodollars, Yankee dollars and foreign bank obligations which involve risks that are different from investments in securities of U.S. banks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches and agencies. Foreign branches of domestic banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. For this purpose, domestic banks include foreign branches of domestic banks for which the domestic parent is unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

     ILLIQUID SECURITIES. Under currently applicable regulations, each portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that certain such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     INVESTMENT LIMITATIONS. Each of the portfolios has adopted certain investment limitations. The principal investment limitations of the portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each portfolio may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than U.S. Government Securities) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each portfolio (other than the Money Market Portfolio) may not purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentality's) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but only in an amount not exceeding 33 1/3% of its total assets, and (b) may not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties. The U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Tax-Free Money Market Portfolio do not currently intend to lend portfolio securities.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include, but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity. For temporary defensive purposes the money market portfolios may invest all or a portion of their assets in Money Market Instruments.

     MUNICIPAL OBLIGATIONS. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase municipal obligations which are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A portfolio may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. The U.S. Government Money Market Portfolio and Money Market Portfolio may enter into repurchase agreements. In a repurchase agreement, the portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a Portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the adviser.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies. U.S. Government Securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. They may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a portfolio to sell them at par value plus accrued interest on short notice.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a portfolio's share price, yield and return. Ordinarily, a portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

                                    ARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JULY 27, 1998

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectuses dated July 27, 1998, for Class A and Class B, Institutional Class and Institutional II Class shares of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used by not defined herein have the meanings given them in the Prospectuses. The Fund's Annual Report (including financial statements for the fiscal year ended April 30, 1998) is incorporated herein by reference. To obtain additional copies of the Class A and Class B, Institutional Class and Institutional II Class prospectuses, the Annual Report or this Statement of Additional Information, please call 1-800-ARK-FUND.

Table of Contents                                                                                   Page
-----------------                                                                                   ----

Investment Policies and Limitations                                                                    1
Investment Practices                                                                                   8
Special Considerations                                                                                30
Portfolio Transactions                                                                                45
Valuation of Portfolio Securities                                                                     47
Portfolio Performance                                                                                 48
Additional Purchase and Redemption Information                                                        51
Taxes                                                                                                 53
Trustees and Officers                                                                                 59
Investment Adviser                                                                                    61
Administrator and Distributor                                                                         64
Transfer Agent                                                                                        68
Description of the Fund                                                                               69
Independent Auditors Financial Statements                                                             71
Appendix A - Description of Indices and Ratings                                                      A-1
Appendix B - 1998 Tax Rates                                                                          B-1

                       INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in Class A and Class B Prospectus, Institutional Class Prospectus and Institutional II Class Prospectus. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the portfolio's investment policies and limitations.

         Unless otherwise expressly noted, a portfolio's policies and limitations are not fundamental. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of a portfolio. The portfolios' investment limitations are as follows:

         Each portfolio, as a matter of fundamental policy, may not:

         (1)      issue senior securities, except as permitted under the 1940
                  Act; and

         Each portfolio, as a matter of fundamental policy, may not:

         (2) borrow money, except that the portfolio may (i) borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and
                  (ii) in combination do not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

         Each portfolio (other than the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio), as a matter of fundamental policy, may not:

         (3) with respect to 75% of the portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (b) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         Each money market portfolio and the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Capital Growth

Portfolio and International Equity Selection Portfolio, as a matter of fundamental policy, may not:

         (4) underwrite securities issued by others, except to the extent that the portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

         The Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Small-Cap Equity Portfolio (formerly Special Equity Portfolio) as a matter of fundamental policy, may not:

         (4) underwrite securities issued by others, except to the extent that the portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

         All portfolios (other than the Money Market Portfolio and Tax-Free Money Market Portfolio), as a fundamental policy, may not:

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The Money Market Portfolio, as a matter of fundamental policy, may not:

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

         The Tax-Free Money Market Portfolio, as a matter of fundamental policy, may not:

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry.

         The International Equity Selection Portfolio, as a matter of fundamental policy, may not:

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the portfolio will invest in other investment companies.

         All portfolios, as a matter of fundamental policy, may not:

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         All money market portfolios, as a matter of fundamental policy, may not:

         (7) purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.

         Each non-money-market portfolio (other than the Value Equity Portfolio and International Equity Selection Portfolio), as a matter of fundamental policy, may not:

         (7) purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling futures contracts or options on such contracts for the purpose of managing its exposure to changing interest rates, security prices, and currency exchange rates).

         The Value Equity Portfolio and the International Equity Selection Portfolio, as a matter of fundamental policy, may:

         (7) engage in transactions involving financial and stock index futures contracts or options on such futures contracts, and the International Equity Selection Portfolio may engage in foreign currency transactions, invest in options and futures on foreign currencies, and purchase or sell forward contracts with respect to foreign currencies and related options.

         Each portfolio, as a matter of fundamental policy, may not:

         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

         All portfolios, as a matter of non-fundamental policy:

         (i) do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         The U.S. Government Money Market Portfolio and Money Market Portfolio, as a matter of non-fundamental policy:

         (ii) do not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of a portfolio's total assets would be invested in the securities of a single issuer; provided that each portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, as a matter of non-fundamental policy:

         (ii) in order to meet federal tax requirements for qualification as a "regulated investment company," the portfolios limit their investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
                  (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.

         The International Equity Selection Portfolio, as a matter of non-fundamental policy:

         (ii) does not currently intend, with respect to securities comprising 75% of the value of its total assets, to invest more than 5% in securities of any one issuer (other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

         All portfolios, as a matter of non-fundamental policy:

         (iii) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of each portfolio's total assets are outstanding.

         All portfolios as a matter of non-fundamental policy:

         (iv) do not currently intend to purchase securities on margin, except that each portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

         The U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, as a matter of non-fundamental policy:

         (v) do not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

         All portfolios, as a matter of non-fundamental policy:

         (vi) do not currently intend to purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

         All non-money-market portfolios, as a matter of non-fundamental policy:


         (vii) do not currently intend to purchase any security if, as a result, more than 15% of each portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         All money market portfolios, as a matter of non-fundamental policy:

         (vii) do not currently intend to purchase any security if, as a result, more than 10% of each portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         The Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio and Small-Cap Equity Portfolio (formerly Special Equity Portfolio), as a matter of non-fundamental policy:

         (viii) do not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System;

         (ix) do not currently intend to invest in oil, gas or other mineral exploration or development programs or leases; and

         (x) do not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of each portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

         The Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Capital Growth Portfolio, as a matter of non-fundamental policy:

         (xi) do not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of each portfolio's net assets. Included in that amount, but not to exceed 2% of each portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the portfolios in units or attached to securities are not subject to these restrictions.

         The Small-Cap Equity Portfolio (formerly Special Equity Portfolio), as a matter of non-fundamental policy:

         (xii) does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the portfolio's net assets. Included in that amount, but not to exceed 2% of the portfolio's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the portfolio in units or attached to securities are not subject to these restrictions.

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, as a matter of non-fundamental policy:

         (xiii) do not currently intend to invest more than 25% of their total assets in industrial revenue bonds issued by entities whose principal business activities are in the same industry.


         For purposes of fundamental limitation (5) and non-fundamental limitation (i) of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, the portfolio's investment adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the adviser will consider the entity or entities responsible for payment and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing


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political subdivision are separated from those of other political entities; and
whether a governmental body is guaranteeing the security.

                              INVESTMENT PRACTICES

         A portfolio may engage in the following investment practices consistent with its investment objectives, policies and restrictions. Please refer to the current prospectus for the ARK Funds and the section "Investment Policies and Limitations" contained in this Statement of Additional Information for a further description of each portfolio's investment objectives, policies and restrictions.

DEPOSITORY RECEIPTS

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

DELAYED DELIVERY TRANSACTIONS

         The portfolios may buy securities on a delayed-delivery or when-issued basis and sell securities on a delayed-delivery basis. These transactions involve a commitment by a portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, a portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the portfolio's other investments. If a portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, a portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         A portfolio may renegotiate delayed-delivery or when-issued transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.



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FEDERALLY TAXABLE OBLIGATIONS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio generally do not intend to invest in securities whose interest is taxable; however, from time to time the portfolios may invest on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

         Should a portfolio invest in taxable obligations, it would purchase securities that, in the adviser's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The portfolios' standards for high-quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. The portfolios may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

         The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the portfolios' holdings would be affected and the Board of Trustees would reevaluate the portfolios' investment objectives and policies.

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio anticipate being as fully invested in municipal securities as is practicable; however, there may be occasions when as a result of maturities of portfolio securities, or sales of portfolio shares, or in order to meet redemption requests, the portfolios may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, the portfolios may be required to sell securities at a loss.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The International Equity Selection Portfolio may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price (i.e., a "forward foreign currency contract" or "forward contract"). The portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell



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that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The International Equity Selection Portfolio may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the portfolio. The portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

         When a portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment on the underlying security is made or received. The portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the adviser.

         The portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a portfolio owned securities denominated in French francs, it could enter into a forward contract to sell francs in return for U.S. dollars to hedge against possible declines in the value of the French franc. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the franc, for example, by entering into a forward contract to sell Deutsche marks in exchange for U.S. dollars. This type of strategy, sometimes known as a "proxy hedge", may offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses to the portfolio if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The portfolio may enter into forward contracts to shift their investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if a portfolio held investments denominated in Deutsche marks, it could enter into forward contracts to sell Deutsche marks and purchase Swiss francs. This type of strategy, sometimes known as a "cross-hedge", will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases.




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
         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward contracts. As required by SEC guidelines, the portfolio will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of forward contracts will depend on the adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the portfolio if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a portfolio by selling that currency in exchange for dollars, the portfolio would be unable to participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, the portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser increases a portfolio's exposure to a foreign currency, and that currency's value declines, the portfolio will realize a loss. There is no assurance that the adviser's use of forward contracts will be advantageous to a portfolio or that they will hedge at an appropriate time.

FOREIGN INVESTMENTS

         Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a portfolio's adviser will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS

         A portfolio may invest in illiquid investments. Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, a portfolio's adviser determines the liquidity of each portfolio's investments and, through reports from the adviser, the Board monitors investment in illiquid instruments. In determining the liquidity of a portfolio's investments, the adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by a portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the portfolio's adviser may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation (for money market portfolios) and priced (for other portfolios) at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, a portfolio were in a position where more than 10% (for money market portfolios) or 15% (for other portfolios) of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the


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portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INDEXED SECURITIES

         The portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         A portfolio may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a portfolio's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer a portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or



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restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a portfolio's adviser will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of a portfolio were determined to be subject to the claims of the agent's general creditors, the portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         The portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations (1) and (5) for the portfolios). For purposes of these limitations, a portfolio generally will treat the borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a portfolio and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY MUNICIPAL SECURITIES

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest a portion of their assets in lower-quality municipal securities as described in the Prospectus. While the markets for Maryland and Pennsylvania municipal securities are considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the portfolios to value their portfolio securities, and a portfolio's ability to dispose of lower-quality bonds. The outside pricing services are monitored by a portfolio's adviser to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

         A portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the portfolio's shareholders.

LOWER-RATED DEBT SECURITIES

         A portfolio may invest in lower-rated debt securities (i.e., securities rated Ba or lower by Moody's or BB or lower by S&P, or having comparable ratings by other NRSROs) consistent with its investment objective, policies and restrictions. Lower-rated debt securities may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

         The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of the portfolio to dispose of, lower-rated debt securities.

         Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of a portfolio's adviser are an especially important part of managing the portfolio's investment in securities of this type. In considering investments in such securities for a portfolio, its adviser will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

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         A portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the portfolio's shareholders.

MUNICIPAL LEASE OBLIGATIONS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

         In determining the liquidity of a municipal lease obligation, a portfolio's adviser will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

MARKET DISRUPTION RISK

         The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

         Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a portfolio. For the money market portfolios, investing in these securities may make it more difficult to maintain a stable net asset value per share.

PORTFOLIOS' RIGHTS AS SHAREHOLDERS

         The portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its adviser determines that such matters could have a significant effect on the value of the portfolio's investment in the company. The activities that a portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a portfolio could be involved in lawsuits related to such activities. A portfolio's adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the portfolio and the risk of actual liability if the portfolio is involved in litigation. There is no guarantee, however, that litigation against a portfolio will not be undertaken or liabilities incurred.

REAL-ESTATE-RELATED INSTRUMENTS

         A portfolio may invest in real-estate-related instruments, which include real estate investment trusts (REITs), commercial and residential mortgage-backed securities and real estate financings. Real-estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real-estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REFUNDING CONTRACTS

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding obligations require the issuer to sell and the portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. A portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). A portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.



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REPURCHASE AGREEMENTS

         A portfolio may invest in repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is each portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its adviser pursuant to procedures established by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

         Each portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its adviser. These transactions may increase fluctuations in the market value of a portfolio's assets and may be viewed as a form of leverage.

SECURITIES LENDING

         The Board of Trustees has authorized securities lending for the following portfolios: Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio. These portfolios may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the portfolio's adviser.

         It is the current view of the SEC that a portfolio may engage in loan transactions only under the following conditions: (1) the portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the portfolio must be able to terminate the loan at any time; (4) the portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other


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distributions on the securities loaned and to any increase in market value; (5)
the portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS

         A portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

         The International Equity Selection Portfolio may invest in underlying funds that invest in Sovereign debt obligations.

SPECIAL SITUATIONS

         The Small-Cap Equity Portfolio (formerly Special Equity Portfolio) may invest in companies experiencing an unusual or possibly non-repetitive development or "special situation". An unusual or possibly non-repetitive development or special situation may involve one or more of the following characteristics:

         o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts

         o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry

         o new or changed management, or material changes in management policies or corporate structure

         o significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations


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         o        other events, including natural disasters, favorable
                  litigation settlements, or a major change in demographic patterns



STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange. The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), (b) a cash payment equal to a pro rata portion of the dividends accrued to the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of a traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described below under "Hedging Strategies" relating to options, involved in the writing of options on securities.

STANDBY COMMITMENTS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in standby commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The portfolios may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

         Ordinarily a portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The portfolios may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect



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the dollar-weighted average maturity of a portfolio, or the valuation of the securities underlying the commitments.

         Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAP AGREEMENTS

         A portfolio may invest in swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A portfolio is not limited to any particular form of swap agreement if its adviser determines it is consistent with the portfolio's investment objective and policies.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a portfolio's investment exposure from one type of investment to another. For example, if the portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a portfolio's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a portfolio. If a swap agreement calls for payments by a portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         A portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the



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portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

TENDER OPTION BONDS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, a portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Money Market Portfolio may buy tender option bonds if the agreement gives the portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a portfolio, the adviser will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.




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VARIABLE OR FLOATING RATE INSTRUMENTS

         Each money market portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         The non-money-market portfolios (other than the Short-Term Treasury Portfolio and Equity Index Portfolio) may invest in variable or floating rate instruments.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS

         Each money market portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the portfolio's adviser to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

         A portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the portfolios intend to purchase these obligations based on opinions of bond counsel.



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         A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

WARRANTS

         Warrants are securities that give a portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING STRATEGIES

         FUTURES TRANSACTIONS

         A portfolio may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). A portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

         FUTURES CONTRACTS

         When a portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held
until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the portfolio.

         PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS

         By purchasing a put option, a portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the portfolio will lose the entire premium it paid. If a portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying




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instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS

         When a portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a portfolio will be required to make margin payments to a FCM as described above for futures contracts. A portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a portfolio has written, however, the portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates a portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

         COMBINED POSITIONS

         A portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



                                      -26-
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         CORRELATION OF PRICE CHANGES

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a portfolio's current or anticipated investments exactly. A portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 -- which involves a risk that the options or futures position will not track the performance of the portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

         There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS

         Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

         OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES

         Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the portfolio to the value of its investments over time.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         The portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a portfolio's assets could impede portfolio management or the portfolio's ability to meet redemption requests or other current obligations.

         SHORT SALES

         A portfolio may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the portfolio's adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the portfolio may sell the stock short. If the stock price substantially declines,


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the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

         When a portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

HEALTH CARE INDUSTRY

         The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demands for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; medical and technological advances that dramatically alter the need for health services or the way in which such services are delivered; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and healthcare services.

TRANSPORTATION

         Transportation debt may be issued to finance the construction of airports, toll roads, and highways. Airport bonds are dependent on the general stability of the airline industry and stability of a specific carrier which uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll-road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related services, as do the presence of alternate forms of transportation, such as public transportation.




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                             SPECIAL CONSIDERATIONS

         The following information as to certain Maryland and Pennsylvania risk factors has been provided in view of the policy of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio of concentrating in Maryland and Pennsylvania municipal securities, respectively. This information constitutes only a brief summary, does not purport to be a complete description of risk factors and is principally drawn from official statements relating to securities offerings of the State of Maryland and the Commonwealth of Pennsylvania that were available as of the date of this Statement of Additional Information.

MARYLAND TAX-FREE PORTFOLIO

         According to 1990 Census reports, Maryland's population in that year was 4,797,600, reflecting an increase of 13.8% from the 1980 Census. Maryland's population in 1997 was 5,094,300. Maryland's population is concentrated in urban areas: the eight counties and Baltimore City located in the Baltimore-Washington Corridor contain 37.4% of the State's land area and 86.9% of its population. The estimated 1990 population for the Baltimore Primary Metropolitan Statistical Area was 2,382,172 and for the Maryland portion of the Washington Primary Metropolitan Statistical Area, 1,789,029. Overall, Maryland's population per square mile in 1990 was 487.7.

         Personal income in Maryland grew at annual rates between 8.2% and 9.6% in each of the years 1986 through 1988, but fell from a rate of 8.5% in 1989 to 3.1% in 1991. Commencing in 1992, however, personal income growth rebounded, increasing at annual rates of between 4.0% and 5.3% in each of the years 1992 through 1996. Similarly, per capita personal income, which had grown at rates no lower than 6.4% for the period from 1972 to 1989, grew at a rate of 4.8% in 1990 and only 1.8% in 1991. Subsequently, per capita personal income has grown at annual rates of between 3.0% and 4.5% in each of the years 1992 through 1996. Unemployment in Maryland peaked in 1982 at 8.5%, then decreased steadily to a low of 3.7% in 1989. In 1990, unemployment increased to 4.7%, and increased further to 6.0% in 1991, 6.7% in 1992 and 6.2% in 1993, before dropping to 5.1% in 1994 and 1995, and 4.9% in 1996. In March 1998, the Maryland unemployment rate was 4.6%.

         Retail sales in Maryland dropped by 2.2% in 1991, but rebounded slightly and grew by 0.2% in 1992, 6.1% in 1993, 9.6% in 1994, 2.9% in 1995 and
1.5% in 1996, versus nationwide growth of 0.6%, 4.8%, 6.5%, 7.4%, 4.6% and 5.0%
in such years, respectively.

         Services (including mining), wholesale and retail trade, government and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government than in manufacturing (18.8% versus 7.7% in 1997). Between 1977 and 1997, manufacturing wages decreased by 26.2%, while non-manufacturing wages increased by 58.4%




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         On June 30, 1994, the State of Maryland's General Fund, representing approximately 50% of each year's total revenues, had a surplus on a budgetary basis of $60 million, together with $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. On June 30, 1995, the General Fund contained a surplus on a budgetary basis of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses), and the Revenue Stabilization Account of the State Reserve Fund contained $286.1 million. In April 1995, the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, which budget did not include any expenditures based upon additional revenue from new or broad-based taxes, but included a $170 million appropriation to the State Reserve Fund, including $200 million to the Revenue Stabilization Account. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a General Fund surplus of $3.1 million. In December 1995 and March 1996, the State lowered its estimates of General Fund revenues by a total of $148 million. To address this reduction in revenues, the State, among other things, reduced General Fund appropriations and transferred $57 million from the Revenue Stabilization Account. The State ended fiscal year 1996 with a General fund surplus on a budgetary basis of $13.1 million and $461.2 million on deposit on the Revenue Stabilization Account (net of the transfer to the General Fund).

         In April 1996, the General Assembly approved a $14.6 billion fiscal year budget 1997. The budget as enacted included funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements and incorporated $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. On June 30, 1997, the General Fund contained a surplus on a budgetary basis of $207.2 million, $144.5 of which was designated for fiscal year 1998 obligations, in addition to which the Revenue Stabilization Account of the State Reserve Fund contained $490.1 million.

         In April 1997, the General Assembly approved a $15.4 billion fiscal year budget 1998. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first partial year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in, in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $27.9 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $283 million.

         In April 1998, the General Assembly approved a $16.6 billion fiscal year 1999 budget. This budget includes, among other things, (i) amounts required under the State's school funding agreement with the City of Baltimore; (ii) a full year of the five-year phase-in of the 10% reduction of the personal income tax accelerating the calendar 1998 reduction to 5% from 2% (estimated to reduce revenues in fiscal year 1999 by approximately $295.7 million); (iii) General



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
Fund deficiency appropriations of $75.5 million for fiscal year 1998 which include $25 million for computer programming modifications to address the "year 2000" problem; (iv) $106.8 million for the Revenue Stabilization Account of the State Reserve Fund; (v) $76 million to provide medical coverage to low income children and pregnant women currently without coverage; and (vi) $61.5 million to provide funding for a Statewide public education proposal targeted primarily to at-risk students. When this budget was enacted, the State estimated that the General Fund surplus on a budgetary basis at June 30, 1999 would be approximately $20 million, in addition to which the State projected that there would be $632 million in the Revenue Stabilization Account of the State Reserve Fund.

         The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.

         The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.

         As of March 1998, the State's general obligation bonds were rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch Investors Service, Inc. ("Fitch").

         The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, these bonds are rated "Aa" by Moody's, "AA" by S&P, and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds are rated "A+" by S&P.

         Other State agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility and other lease revenues and certain lottery revenues and convention center lease revenue bonds; the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects; the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing; the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects; and the various public institutions of higher education in Maryland (which include the University System of Maryland, Morgan State University and State University, and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic



                                      -32-
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risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.

         In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. Conduit revenue bonds of these issuers are payable solely from the loan payments made by borrowers and other financing participants, and their credit quality varies with the financial strengths of these entities.

         Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes.

         Maryland counties and municipalities and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education, and general governmental costs.

         The economic factors affecting the State, as discussed above, also have affected the counties, municipalities and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.

         According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa" by Moody's and "AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P and Anne Arundel County issues general obligation bonds which are rated "AA+" by both Fitch and S&P and "Aa2" by Moody's. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland all have general obligation bond ratings of "A" or better, except for Allegany County and Garrett County, the bonds of which are rated "Baa2" and "Baa3", respectively, by Moody's and Kent County and Somerset County which are not rated. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's counties, issues general obligation bonds rated "A1" by Moody's and "AA" by S&P. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville, Annapolis and Frederick) have issued general obligation bonds. There can be no assurance that these ratings will continue.

         Many of Maryland's counties and the City of Baltimore have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and


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
industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full the faith and credit of the State.


PENNSYLVANIA TAX-FREE PORTFOLIO

         GENERAL

         Pennsylvania has historically been dependent on heavy industry, although declines over the past thirty years in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         In 1997, the population of Pennsylvania was 12.02 million people. According to the U.S. Department of Commerce, Bureau of the Census, Pennsylvania's population experienced a slight increase from the 1988 estimate of 11.5 million. Pennsylvania has a high proportion of persons 65 years of age or older. The Commonwealth is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

         Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the overall rate in the Mid-Atlantic region, but slightly higher than in the United States as a whole. Seasonally adjusted data for April 1998, the most recent month for which data is available, shows an unemployment rate of 4.3%, which is the same rate for the United States.

         FINANCIAL ACCOUNTING

         Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards, and/or commissions. These funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.




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
         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.


         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

         REVENUES AND EXPENDITURES

         Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.9% of General Fund revenues in fiscal 1997), the 2.8% personal income tax (33.2% of General Fund revenues in fiscal 1997) and the 9.99% corporate net income tax (9.8% of General Fund revenues in fiscal 1997). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

         Pennsylvania's major expenditures include funding for education ($7.31 billion of fiscal 1997 expenditures, the projected $7.53 billion of the fiscal 1998 budget and the proposed almost $7.71 billion of the fiscal 1999 budget) and public health and human services ($13.4 billion of fiscal 1997 expenditures, the projected $13.8 billion of the fiscal 1998 budget and the proposed increase of the fiscal 1999 $14.5 billion budget).

         GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS)

         From fiscal 1993 through fiscal 1997, steady, modest economic growth, lower inflation and the impact from tax reductions following the tax rate increases and tax base expansions of fiscal 1991, contributed to tax revenue gains averaging 4.1% per year during the period. Total revenues during the same five-year period increased at an average rate of 4.7% per year. Intergovernmental revenue accounted for an 8.1% gain during this period, largely due to an accounting change in fiscal 1996 which permitted food stamp coupon revenue received from the Federal government to be recorded as income to the Commonwealth. Expenditures during the period from fiscal 1993 through fiscal 1997 rose at a 3.8% annual rate, led by a 13.8% annual increase for protection of persons and property costs associated with prison construction, staffing and maintenance. Public health and welfare program costs expanded 5.4% per year during this period, while expenditures for the conservation of natural resources program declined in fiscal 1996 as a result of departmental restructuring and the attendant recategorization of expenditures. The fund balance for Governmental Fund Types has increased during the 1995, 1996 and 1997 fiscal years. At June 30, 1997, the fund balance totaled $2,900.9 million, an increase of $914.6 million from the previous fiscal year.

         GENERAL FUND:  FINANCIAL CONDITIONS/RESULTS OF OPERATIONS

         FIVE-YEAR OVERVIEW (GAAP BASIS)

         For the five-year period from fiscal 1993 through fiscal 1997, total revenues and other sources rose at a 4.7% average annual rate while total expenditures and other uses grew by 4.9% annually. Tax revenues from this same period increased by an average of 4.1% per year. The largest rate of growth for any single revenue source during this period came from intergovernmental revenues, which increased by 8.5% per year. As indicated above, this growth was largely due to an accounting change that made food stamp coupon revenue from the Federal government an item of intergovernmental revenue to the Commonwealth.

         Expenditures and other uses rose at a slightly higher percentage than revenues during the period from fiscal 1993 through fiscal 1997, at a rate of 4.9% per year. Program costs for protection of persons and property increased at an average rate of 13.8% per year, due to the high amounts expended to acquire, staff and operate expanded prison facilities for Pennsylvania's increased inmate population. Public health and welfare costs increased at an average annual rate of 5.7% during this period, the second-highest rate of percentage increase among Commonwealth programs. The amount and growth of these costs has been restrained by efforts to control costs for various social programs and by generally favorable economic conditions throughout the Commonwealth.

         The fund balance at June 30, 1997 totaled $1,364.9 million, an increase of $729.7 million over the $635.2 million balance at June 30, 1996. The fund balance has a $832.4 million unreserved-designated component, of which almost one-half is represented by the Tax Stabilization Reserve Fund. The increase in the fund balance at June 30, 1997 also includes a return of an unreserved-undesignated balance, which was last recorded at the end of fiscal 1994. The fiscal 1997 year-end unreserved-undesignated balance of $187.3 million is the largest balance recorded since fiscal 1987.

         FISCAL 1994 BUDGET (GAAP BASIS)

         The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The fund balance for June 30, 1994 was restated for the fiscal 1995 financial statements. That restatement totals $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.5 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

         FISCAL 1995 BUDGET (GAAP BASIS)

         Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5%) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1%. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a fund balance decline to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

         FISCAL 1996 BUDGET (GAAP BASIS)

         Revenues and other sources totaled $25,850.3 million, an 8.0% increase from the previous fiscal year. The fund balance for fiscal 1996 was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. Expenditures and other uses exceeded revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7%, led by a 24.2% increase in intergovernmental revenues due to the aforementioned accounting change to count Federal food-stamp coupon revenue as income to the Commonwealth. Expenditures and other uses increased by 8.6% for the fiscal year, including a 24.8% increase for protection of persons and property program costs due to higher correctional program costs and re-categorization of expenditures. Costs for the conservation of natural resources programs declined as a result of the abolishment of one department, the creation of new departments in its place and the re-classification of expenditures for natural resources programs of several organizations and/or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

         FISCAL 1997 BUDGET (GAAP BASIS)

         Assets for fiscal 1997 increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance, which totaled $187.3 million in fiscal 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue from an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1.0% for the fiscal year led, again, by costs associated with the program for the protection of persons and property. These prison construction- and staffing-related costs increased by 4.7% in fiscal 1997, well below the average 17.1% annual increase that occurred over the four previous fiscal years. General government program costs for fiscal 1997 declined by 14.3% from fiscal 1996, largely due to a reduction in estimated expenditures for maintaining Pennsylvania's self-insured worker's compensation program.

         ADOPTED FISCAL 1998 BUDGET (BUDGETARY BASIS)

         The approved fiscal 1998 budget provides for $17,269.1 million in appropriations from Commonwealth funds, an increase of 3.7% over appropriates, including supplemental appropriations, for fiscal 1997. Major funding increases provided by the fiscal 1998 budget include $166 million in appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; $56 million for higher education institutions and scholarships; and $70 million for higher caseload, utilization and cost of nursing home care.

         The fiscal 1998 budget is based on anticipated Commonwealth revenues of $17,435.4 million before reserves for tax refunds, an increase of 1.0% over estimated fiscal 1997 Commonwealth revenues. Although actual revenues exceeded estimated revenues in fiscal 1997, the fiscal 1998 budget revenue estimate was not changed and represents a 0.7% increase over actual fiscal 1997 revenues. The estimates for the fiscal 1998 budget were based on a forecast for overall national economic growth to slow to just above 1.0% over the last two quarters of fiscal year 1997 and

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
result in a 1.2% growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. The anticipated growth rate is a result of anticipated slowing of gains in consumer spending, business investment and residential housing, with inflation projected to remain modest and the unemployment rate projected to reach 6.0% by the second calendar quarter of 1998.

         The rate of anticipated growth of Commonwealth revenues was also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues were projected to increase by 2.4% during fiscal 1998. Tax reductions enacted for fiscal 1998 totaled an estimated $170.6 million, including $16.2 million reflected in higher projected tax refunds. In addition, $75 million of existing sales tax revenue has been earmarked for mass transit funding and one cent of the cigarette tax (estimated $10.8 million) has been earmarked for a children's health program and are no longer included in the General Fund. Major changes to taxes enacted for fiscal 1998 include the repeal of the sales and use tax on computer services ($79.1 million); an increase in the exemption from personal income taxes for low-income families ($25.4 million); enactment of a research-and-development tax credit program for business ($15.0 million); and conforming Pennsylvania tax laws to Federal tax laws for S corporations and limited liability companies ($16.3 million). Most of these changes are effective beginning in July 1997 although some are effective retroactively to January 1997.

         Commonwealth revenues through January 1997 are $211.4 million, or 2.4% above estimate. In the Governor's proposed fiscal 1999 General Fund budget, the estimate of Commonwealth revenues anticipated for fiscal 1998 has been increased by $231.1 million, raising the year-over-year increase to 2.1%. Of that increase, $213.5 million is attributed to personal income tax receipts, raising the personal income tax year-over-year increase to 5.0% from 1.3% in the earlier estimate. Inheritance tax receipts have also been above estimate for the 1998 fiscal year and have been increased in the revision by $60 million, or an 11.0% increase compared to a 1.2% estimate.

         From a review of the expenditure provisions for fiscal 1998, $100.6 million in supplemental appropriation needs have been identified. Of this total, $96.2 million are for the Department of Public Welfare, mostly for the medical assistance program in connection with additional costs incurred in a transition to a managed health care program. The cost of the supplemental appropriations will be appropriated from an estimated $190 million of expenditure lapses projected to occur during fiscal year 1998. The amount of expenditure lapses over supplemental appropriations and additional revenue to be received are projected to permit the fund to close fiscal 1998 with a surplus balance of $280.6 million, net of transfer of 15% of the unappropriated surplus balance to the Tax Stabilization Reserve Fund.

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
         PROPOSED FISCAL 1999 BUDGET

         In February 1998, the Governor presented his proposed fiscal 1999 budget to the General Assembly. Total Commonwealth revenues before reductions for tax refunds and proposed tax changes are estimated to be $18,190.0 million, 2.9% above revised estimates for fiscal 1997. Proposed appropriations from those revenues total $17,787.4 million, a 3.0% increase over currently estimated appropriations for fiscal 1998. The fiscal 1999 budget assumes the draw down of the currently estimated $280.6 million unappropriated surplus at June 30, 1998, although no appropriation lapses are included in the projection. The proposed fiscal 1999 budget includes five proposed tax reductions representing an estimated $128.1 million, of 0.7%, of fiscal 1999 revenues. The proposal with the largest effect on revenues is an expansion in the amount of household income eligible for tax forgiveness from the personal income tax and is estimated at $54.1 million. Over $60 million in revenue reductions would also result from a millage reduction to the tax rate for capital stock and franchise taxes and from an increase in the time period for a business to recover operating losses for corporate net income tax purposes. Two tax credit programs will have an additional negative revenue impact of $5 million each. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

         COMMONWEALTH DEBT

         Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         General obligation debt totaled $4,795.1 million at June 30, 1997, a decrease of $261 million from June 30, 1996. Over the 10-year period ended June 30, 1997, total outstanding general obligation debt increased at an annual rate of 0.5% and for the most recent five years, at an annual rate of 0.3%. All outstanding general obligation bonds of the Commonwealth are rated AA- by S & P's, Aa3 by Moody's and AA by Fitch. The ratings reflect only the views of the rating agencies.

         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be fielded within the succeeding fiscal year's budget.

Pennsylvania issued a total of $225.0 million of tax anticipation notes for the account of the General Fund in fiscal 1998, all of which will mature on June 30, 1998, and will be paid from fiscal 1998 General Fund receipts.

         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, $60 million of bond anticipation notes are authorized to be issued in the form of commercial paper notes. As of December 31, 1997, $46.4 million was issued and outstanding.

         STATE-RELATED OBLIGATIONS

         Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations. The following agencies had debt currently outstanding as of December 31, 1997:
Delaware River Joint Toll Bridge Commission ($52.7 million), Delaware River Port Authority ($512.3 million), Pennsylvania Economic Development Financing Authority ($1,080.5 million), Pennsylvania Energy Development Authority ($72.8 million), Pennsylvania Higher Education Assistance Agency ($1,538.8 million), Pennsylvania Higher Educational Facilities Authority ($2,776.8 million), Pennsylvania Industrial Development Authority ($402.1 million), Pennsylvania Infrastructure Investment Authority ($196.4 million), Pennsylvania Turnpike Commission ($1,177.6 million), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($310.5 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,631.1 million of revenue bonds outstanding as of December 31, 1997), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.19 million of the loan principal was outstanding as of December 31, 1997). The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

         LITIGATION

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27.0 million has been appropriated from the Motor License Fund in fiscal 1998); (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over five years (In January 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification, following which the Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaints. After the filing of the motion for summary judgment, the ACLU filed a renewed motion to certify sub-classes of plaintiffs. In December of 1994, the U.S. Court of Appeals for the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the district court recently certified the class, and the parties have resumed discovery.); (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (In response to an action in mandamus seeking to compel the Commonwealth to comply with the 1987 decision, on July 26, 1996, the Supreme Court appointed retired Justice Montemuro as special master to devise a plan and submit it for implementation by January 1, 1998. On January 28, 1997, the Supreme Court announced the establishment of a tripartite committee, including representatives of the Commonwealth Executive and Legislative Departments and Justice Montemuro, to develop an implementation plan. On July 26, 1997, Justice Montemuro filed an interim report wherein he recommended a transition to state funding of a unified judicial system in four phases, during each of which specified court employees would transfer into the Commonwealth payroll system. Justice Montemuro recommended implementation of the system effective July 1, 1998, with completion of the first phase early in the next century. Objections to the report were due by September 1, 1997. Although the General Assembly is yet to enact legislation implementing the Supreme Court's decision, the Governor has proposed an appropriation of $15.6 million to implement Phase I of Justice Montemuro's report as part of his proposed fiscal 1999 budget.); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions (Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of one plaintiff bank in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any New Bank tax credits which had been granted or taken by any of the intervening banks. Certain other banks have filed petitions in the same matter that are currently pending with the Commonwealth Court, and one of these banks proceeded forward on behalf of the other banks to litigate the same issues involved in the Settlement Agreements. A panel of the Commonwealth Court, by a decision dated January 8, 1998, found no constitutional violations by the Commonwealth. The bank has filed exceptions and argument before the Commonwealth Court en banc is currently awaited.); (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations, and seeking injunctive relief to modify the conditions and change certain behaviors and practices (On August 1, 1994, the parties submitted a proposed settlement agreement to the court for its review. The court held hearings on the proposed Settlement Agreement in December 1994. The court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees were paid upon dismissal of the preliminary injunction relating to certain health issues in January 1997. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase expired on January 6, 1998.); (f) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts (The federal case has been stayed pending resolution of the state case. The state case is assigned to Judge Pellegrini. Judge Pellegrini heard oral argument on September 8, 1997 and has taken the case under advisement.); (g) on November 11, 1993, the Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, payable $25 million in 1995 and $40 million in each of 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest. On November 26, 1996, the interest of Envirotest under the Agreement was ultimately assigned, by a series of assignments, to Market Street Funding Corporation, and payments by the Commonwealth are being remitted to PNC Bank, N.A. as administrator for the assignee; (h) on November 3, 1995, the Commonwealth and the Governor, along with the Mayor and City of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 against the School District of Philadelphia, to remedy unintentional conditions of segregation in the Philadelphia public schools. The Governor and Commonwealth were joined in the remedial phase of the proceeding to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions of segregation found to exist in Philadelphia public schools. On February 28, 1996, the School District of Philadelphia and certain public interest intervenors each filed third-party actions against the Commonwealth to require the Commonwealth to supply the funding necessary to fully comply with the remedial orders of the Commonwealth Court. Following denial of the Commonwealth's preliminary objections seeking dismissal of the claims against it, the Commonwealth asserted numerous defenses and filed a cross-claim against the City of Philadelphia claiming that sole liability rests with the City or, in the alternative, that the Commonwealth has a right of indemnity or contribution against the City if liability exists (Trial commenced on May 30, 1996 in the Commonwealth Court, but the Supreme Court of Pennsylvania assumed extraordinary plenary jurisdiction on July 3, 1996 for a resolution of the case before Judge Smith. On August 20, 1996, Judge Smith issued an opinion and order and entered judgment in favor of the School District and the intervenors against the Commonwealth and Governor; entered judgment in favor of the City and Mayor on the intervenors' claim and on the Commonwealth's and Governor's cross-claim; and required the Commonwealth and Governor to submit a plan to the Court within 30 days to effect a transfer of funds to enable the School District to comply with the remedial order. The Governor and Commonwealth moved to vacate Judge Smith's order, and on September 10, 1996, the Supreme Court granted the motion to vacate, retaining further jurisdiction in the case. On January 28, 1997, the Supreme Court issued an order directing the parties to brief, among other issues, whether the lower court erred in its opinion joining the Commonwealth and Governor and City and Mayor as additional respondents. Oral argument was heard in the case on February 3, 1998, and the Supreme Court took the matter under advisement.); (i) on December 29, 1993 a former judge of the Allegheny Court of Common Pleas filed a complaint for declaratory judgment in the Commonwealth Court against the State Employes' Retirement Board, alleging that its use of gender distinct actuarial factors for benefits based on service prior to August 1, 1983 violated the equal protection and equal rights provisions of the Pennsylvania Constitution. Due to the constitutional nature of the claims, it is possible that a decision adverse to the State Employe's Retirement Board would also be applicable to other Commonwealth retirement systems which paid lower benefits to some participants on the basis of their gender or the gender of their survivor annuitants (The Commonwealth Court granted the State Employe's Retirement Board's preliminary objections to the plaintiff's claims for all damages except for a recalculation of his pension benefits should he prevail. On February 13, 1997, the Commonwealth Court en banc denied the plaintiff's motion for judgment and the pleadings.); and (j) five residents of the City of Philadelphia, on their own behalf and that of their school-aged children, together with a number of public interest organizations, filed an action for declaratory judgment in the Commonwealth Court on February 24, 1997, against the Commonwealth, the General Assembly, the Governor and numerous other Legislative and Executive Branch officials. The plaintiffs claim that Pennsylvania's statutory education financing system violates the Pennsylvania Constitution as applied in Philadelphia, and that they were denied their constitutional right to a "thorough and efficient" system of public education in the financial and administrative circumstances faced by the School District of Philadelphia. The plaintiffs sought a declaration that the present funding system is unconstitutional and that the legislature must amend the present or enact new education legislation so as to assure that future funding for the School District of Philadelphia makes adequate provision for the special needs of its students (The respondents filed preliminary objections seeking dismissal of the action and the Commonwealth Court heard oral argument on the matter on September 10, 1997. The Commonwealth Court subsequently dismissed the case on the grounds that it presented non-justiciable issues. An appeal is presently expected.).

         PHILADELPHIA

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 20, 1997.

         To date, PICA has issued $1,761.1 million of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit of $224.9 million as of June 30, 1992. The audited General Fund balance of the city as of June 30, 1997 showed a surplus of approximately $128.8 million.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.

                             PORTFOLIO TRANSACTIONS

         The portfolios' adviser, Allied Investment Advisors, Inc. ("AIA") seeks the most favorable execution result with respect to transactions. In seeking the most favorable execution, AIA, having in mind a portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. For additional information about the portfolio's adviser, see "Investment Adviser" below.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by a portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions, that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         For each portfolio, AIA places all orders for the purchase and sale of portfolio securities and buys and sells securities for the portfolio through a number of brokers and dealers.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, AIA may receive research, statistical, and quotation services from broker-dealers with which it places the portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to AIA and its affiliates in advising various of their clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The fee paid by a portfolio to AIA is not reduced because AIA and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, AIA as the adviser of a portfolio may cause the portfolio to pay a broker-dealer that provides brokerage and research services to AIA a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a portfolio to pay any such greater commissions, AIA must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or AIA's overall responsibilities to the portfolio or its other clients. In reaching this determination, AIA will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

         Certain investments may be appropriate for a portfolio and for other clients advised by AIA. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of AIA on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by AIA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for a portfolio may be combined with those of other clients of AIA in the interest of achieving the most favorable execution for the portfolio.

         For the fiscal year ended April 30, 1996, the Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio and Small-Cap Equity Portfolio (formerly Special Equity Portfolio) paid brokerage commissions of $236,236, $12,478, $568,585 and $139,254, respectively. For the fiscal year ended April 30, 1997, the Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), Blue Chip Equity Portfolio, Equity Income Portfolio and Mid-Cap Equity Portfolio paid brokerage commissions of $251,132, $204,310, $274,131, $61,450, $65,133, and $14,645, respectively.
For the fiscal year ended April 30, 1998, the Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), Blue Chip Equity Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, Equity Index Portfolio and Value Equity Portfolio paid brokerage commissions of $121,443, $178,598, $210,728, $83,365, $127,244, $52,089, $33,683 and $87,444,
respectively. For fiscal year ended April 30, 1996, the portfolios paid no brokerage commissions to affiliated brokers. For the fiscal year ended April 30, 1997, the Small-Cap Equity Portfolio (formerly Special Equity Portfolio), Blue Chip Equity Portfolio and Stock Portfolio paid brokerage commissions of $28, $112 and $350 to affiliated brokers. For the fiscal year ended April 30, 1998, the portfolios paid no brokerage commissions to affiliated brokers.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of April 30, 1998, the portfolios held securities of the Fund's "regular brokers or dealers" as follows: the U.S. Government Money Market Portfolio held repurchase agreements issued by Dean Witter Reynolds valued at $150,000,000, repurchase agreements issued by Goldman Sachs valued at $326,714,000, and repurchase agreements issued by Salomon Smith Barney valued at $200,000,000; the Money Market Portfolio held corporate obligations issued by Goldman Sachs valued at $25,516,000, corporate obligations issued by Lehman Brothers valued at $9,999,000, corporate obligations issued by Merrill Lynch valued at $20,010,000, corporate obligations issued by Salomon Smith Barney valued at $19,776,000, and repurchase agreements issued by First Boston valued at $55,859,000; the Short-Term Bond Portfolio held corporate obligations issued by Goldman Sachs valued at $5,001,000, corporate obligations issued by Lehman Brothers valued at $4,033,000, corporate obligations issued by Smith Barney valued at $2,020,000, and corporate obligations issued by First Boston valued at $18,322,000; the Income Portfolio held corporate obligations issued by Lehman Brothers valued at $2,922,000, corporate obligations issued by Merrill Lynch valued at $5,000,000, repurchase agreements issued by First Boston valued at $21,309,000, and corporate obligations issued by Morgan Stanley valued at $7,380,000; the Intermediate Fixed Income Portfolio held corporate obligations issued by Dean Witter Discover valued at $1,503,000, corporate obligations issued by Lehman Brothers valued at $1,294,000, corporate obligations issued by Merrill Lynch valued at $1,549,000, and repurchase agreements issued by First Boston valued at $2,071,000; the U.S. Government Bond Portfolio held corporate obligations issued by Dean Witter Discover valued at $8,003,000, corporate obligations issued by Merrill Lynch valued at $10,002,000, and corporate obligations issued by First Boston valued at $11,701,000; the Balanced Portfolio held equity securities issued by Morgan Stanley, Dean Witter valued at $1,420,000, and repurchase agreements issued by First Boston valued at $7,128,000; the Equity Income Portfolio held repurchase agreements issued by First Boston valued at $6,626,000; the Value Equity Portfolio held equity securities issued by J.P. Morgan valued at $6,825,000, equity securities issued by Morgan Stanley, Dean Witter valued at $1,104,000, and repurchase agreements issued by First Boston valued at $48,285,000; the Equity Index Portfolio held equity securities issued by J.P. Morgan valued at $123,000, equity securities issued by Lehman Brothers valued at $32,000, equity securities issued by Merrill Lynch valued at $149,000, equity securities issued by Morgan Stanley, Dean Witter valued at $248,000, and repurchase agreements issued by First Boston valued at $394,000; the Blue Chip Equity Portfolio held repurchase agreements issued by First Boston valued at $3,349,000; the Capital Growth Portfolio held equity securities issued by Morgan Stanley, Dean Witter valued at $1,183,000 and repurchase agreements issued by First Boston valued at $2,151,000; the Mid-Cap Equity Portfolio held equity securities issued by Paine Webber Group and Bear Stearns valued at 432,000 and 370,000, respectively; the Small-Cap Equity Portfolio held repurchase agreements issued by First Boston valued at $5,220,000; and the International Equity Selection Portfolio held repurchase agreements issued by First Boston valued at 2,693,000.

                        VALUATION OF PORTFOLIO SECURITIES

MONEY MARKET PORTFOLIOS

         Each money market portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the portfolio would receive if it sold the instrument.

         Valuing a portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each money market portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Trustees oversees AIA's adherence to SEC rules concerning money market portfolios, and has established procedures designed to stabilize each money market's portfolio's net asset value per share ("NAV") at $1.00. At such intervals as they deem appropriate, the trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the trustees believe that a deviation from the portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the trustees may deem appropriate.

         During periods of declining interest rates, a portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the portfolio would be able to obtain a somewhat higher yield than would result if the portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

SHORT-TERM TREASURY PORTFOLIO, SHORT-TERM BOND PORTFOLIO, U.S. GOVERNMENT BOND PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO

         Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and each portfolio's respective pricing agent under general supervision of the Board of Trustees. There are a number of pricing services available, and the Board, on the basis of evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

BALANCED PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY INDEX PORTFOLIO, BLUE CHIP EQUITY PORTFOLIO, MID-CAP EQUITY PORTFOLIO, VALUE EQUITY PORTFOLIO, CAPITAL GROWTH PORTFOLIO, SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO) AND INTERNATIONAL EQUITY SELECTION PORTFOLIO

         Securities owned by each of these portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.

         Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a portfolio are determined as of such time for the purpose of computing a portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern Time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.

                              PORTFOLIO PERFORMANCE

YIELD CALCULATIONS

         In computing the yield of shares of a money market portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the money market portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the money market portfolios are calculated on the same basis as other money market portfolios, as required by regulation.

         For shares of the non-money-market portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the portfolio's NAV at the end of the period and annualizing the result

(assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the portfolio's financial statements.

         For the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a portfolio's yield by the result of one minus a stated federal or combined federal, state and city tax rate. (If only a portion of a portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a portfolio's income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

         See Appendix B for tables showing the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1998.

         For the seven-day period ended April 30, 1998, the yields and effective yields for the U.S. Treasury Money Market Portfolio were 4.60% and 4.71% (Class
A), 4.85% and 4.97% (Institutional Class), and 4.81% and 4.93% (Institutional II Class); for the U.S. Government Money Market Portfolio were 4.88% and 4.99% (Class A), 5.13% and 5.26% (Institutional Class), and 5.09% and 5.22% (Institutional II Class); for the Money Market Portfolio were 5.05% and 5.18% (Class A), 5.30% and 5.44% (Institutional Class), and 5.26% and 5.40% (Institutional II Class); and for the Tax-Free Money Market Portfolio were 3.47% and 3.53% (Class A), 3.72% and 3.79% (Institutional Class), and 3.68% and 3.75% (Institutional II Class).

         For the 30-day period ended April 30, 1998, the yields for the Class A and Institutional Class shares of the non-money-market portfolios were as follows: Income Portfolio - 5.38% and 5.74%; Balanced Portfolio - 1.80% and 2.05%; Blue Chip Equity Portfolio - 0.43% and 0.63%; Maryland Tax-Free Portfolio - 3.75% and 4.06%; Pennsylvania Tax-Free Portfolio - 3.62% and 3.93%; Equity Income Portfolio - 1.83% and 2.07%; Equity Index Portfolio - 1.00% and 1.28%; and Short-Term Treasury Portfolio - 4.85% and 5.04%. For the same 30-day period the yields for the Institutional Class shares were as follows:
Intermediate Fixed Income Portfolio - 5.43%; U.S. Government Bond Portfolio - 5.32%; Short-Term Bond Portfolio - 5.20%, and Mid-Cap Equity Portfolio - 0.01%.

TOTAL RETURN

         The average annual total returns for the one-year period ended April 30, 1998 for the Class A and Institutional Class shares of the Income Portfolio were 7.13% and 10.84%, respectively, and since inception (April 12, 1994 and June 14, 1993) were 6.82% and 6.68%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 for the Class A and Institutional Class shares of the Balanced Portfolio and Capital Growth Portfolio were 26.78% and 30.95%, respectively, and 40.52% and 45.19%, respectively, and since inception (March 9, 1994 and July 16,
1993) were 12.49% and 13.51%, respectively, and 16.55% and 17.43%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (July 13, 1995) for the Institutional Class shares of the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) were 47.93% and 20.36%. The average annual total returns for the one-year period ended April 30, 1998 and since inception (May 16, 1996) of the Class A shares of the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) were 43.21% and 2.17%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (April 30, 1996) for the Institutional Class shares of the Blue Chip Equity Portfolio were 39.34% and 31.04%. The average annual total returns for the one-year period ended April 30, 1998 and since inception (May 16, 1996) of the Class A shares of the Blue Chip Equity Portfolio were 34.79% and 28.80%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (September 9, 1996) for the Class A shares of the Short-Term Treasury Portfolio were 6.23% and 5.89%, respectively. The average annual total return for the one-year period ended April 30, 1998 and since inception (March 20, 1996) for the Institutional Class shares of the Short-Term Treasury Portfolio were 6.48% and 5.57%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 and from inception (January 2, 1997) for the Class A shares of the Maryland Tax-Free Portfolio were 4.63% and 3.99%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 (March 23, 1998) for the Class A shares of the Pennsylvania Tax-Free Portfolio was 3.37%. The average annual total returns for the one-year period ended April 30, 1998 and from inception (March 23, 1998) for the Institutional Class shares of the Pennsylvania Tax-Free Portfolio were 6.77% and 5.28%. (Performance shown prior to the inception date of Class A (March 23, 1998) is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Performance presented from inception reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund shares, which were offered beginning April 1, 1996.)

         The average annual total returns for one-year period ended April 30, 1998 and since inception (November 18, 1996) for the Institutional Class shares of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Equity Income Portfolio and Mid-Cap Equity Portfolio were: 8.65% and 6.43%, 8.15% and 6.18%, 33.04% and 28.19% and 46.92% and 32.03%, respectively.

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (April 1, 1996) for the Class A and Institutional Class shares of the Value Equity Portfolio were 31.43% and 26.75% and 35.36% and 28.58%, respectively. (Performance shown prior to the inception date of Class A (April 1, 1998) is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Performance presented from inception reflects the performance of the Marketvest Equity Fund shares, which were offered beginning April 1, 1996.)

         The average annual total returns for the one-year period ended April 30, 1998, the five-year period ended April 30, 1998, and since inception (May 31, 1991) for the Class A and Institutional Class shares of the International Equity Selection Portfolio were 17.59%, 13.80%, and 11.34% and 19.35%, 14.31%, and 11.76%, respectively. (Performance shown prior to the inception date of Class A (April 1, 1998) is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Performance presented from inception reflects the performance of the Marketvest International Equity Fund shares, which is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from May 31, 1991 to April 1, 1997 when the Marketvest International Equity Fund's registration statement became effective, as adjusted to reflect the Marketvest International Equity Fund's anticipated expenses.

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (April 1, 1996) for the Institutional Class shares of the Short-Term Bond Portfolio were 6.26% and 5.44%, respectively. (Performance presented from inception reflects the performance of the Marketvest Short-Term Bond Fund shares, which were offered beginning April 1, 1996).

         The average annual total returns for the one-year period ended April 30, 1998 and since inception (April 1, 1996) for Class A and Institutional Class shares of the U.S. Government Bond Portfolio were 5.19% and 4.41% and 8.71% and 6.06%, respectively. (Performance shown prior to the inception date for Class A (April 1, 1998) is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Performance presented from inception reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund shares, which were offered beginning April 1, 1996.)

         The cumulative total returns for the period from March 20, 1998 (inception) to April 30, 1998 for the Class A shares and Institutional Class shares of the Equity Index Portfolio were 34.47% and 30.65%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day").

         The calculation of the NAV, dividends and distributions of a portfolio's Class A, Class B, Institutional Class and Institutional II Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs,
(viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or other fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a portfolio as a whole.

         The NAV per share of Class A, Class B, Institutional Class and Institutional II Class shares of a portfolio are determined as of the close of business of the NYSE on each day that the NYSE is open, by dividing the value of the portfolio's net assets attributable to that class by the number of shares of that class outstanding.

         The NAV of the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio) and International Equity Selection Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time ("4:00 p.m."). Shares purchased at 4:00 p.m. begin to earn dividends on the following Business Day.

         The NAV of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio is determined at 12:00 noon, Eastern Time ("12:00 noon"), and as of the close of regular trading on the NYSE, normally 4:00 p.m. The NAV of the U.S. Government Money Market Portfolio and Money Market Portfolio is determined at 5:00 p.m., Eastern Time ("5:00 p.m.").

         The following holiday closings have been scheduled for 1998 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the portfolio to purchase or redeem shares), the portfolio's NAV may be significantly affected.

         If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

         Class B shares will automatically convert into Class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging Class B shares of another portfolio will convert into Class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

                                      TAXES

         The following is only a summary of certain additional federal income tax considerations generally affecting the portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         Each portfolio calculates dividend and capital gain distributions separately, and is treated as a separate entity in all respects for tax purposes.

TAXATION OF THE PORTFOLIOS

         Each portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, a portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the portfolio's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other
RICs), or in two or more issuers that the portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, a portfolio will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

         Under Subchapter M of the Code, a portfolio is exempt from federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year and at least 90% of the excess of its tax-exempt interest income over related expenses (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution

Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         If for any taxable year a portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends".

         The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. Each portfolio intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, a portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

TAXATION OF SHAREHOLDERS


         Distributions from each portfolio's taxable net investment income and short-term capital gain are taxed as dividends. Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a portfolio will be taxed to shareholders as net capital gain, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. Net capital gain of a noncorporate taxpayer is generally taxed at a rate of 28%, if derived from sales of assets held for 18 months or less, and at a rate of 20%, if derived from sales of assets held for more than 18 months. A portfolio will designate the portion of each net capital gain dividend that is gain subject to the 28% rate and the portion that is subject to the 20% rate in accordance with rules promulgated by the Internal Revenue Service generally requiring that the portfolio (i) determine the aggregate amount of net capital gain for the taxable that would have been in each rate category if the portfolio had been an individual and (ii) allocate the aggregate amount of gain in each category proportionately among the shareholders receiving net capital gain dividends. Distributions that are not net capital gain dividends or exempt-interest dividends will generally be taxed at a maximum marginal rate of 39.6% in the case of non-corporate taxpayers. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains. A portion of the dividends may qualify for the dividends received deduction for corporations to the extent derived from dividend income received by the portfolio. The portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and payable to shareholders of record in such month, if paid in January of the following year, will be taxed as though paid on

December 31. The portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio that are exempt from federal income taxes. It is suggested that shareholders keep all statements received to assist in personal record keeping.

         Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the portfolios. For most types of accounts, the portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements for use in determining their tax. If a shareholder receives a long-term capital gain distribution on shares of the portfolios, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the portfolios are taxable to shareholders as dividends, not as capital gains.

         Any gain or loss recognized on a sale or redemption of shares of a portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. Any resultant net capital gain will be subject to the 28%/20% rate structure described above depending upon whether the shares have been held for more than 18 months at the time of the redemption.

         On the record date for a distribution or dividend, the applicable portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), he would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

INTERNATIONAL EQUITY SELECTION PORTFOLIO

         Income that the International Equity Selection Portfolio receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the portfolio will not have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and therefore will not be permitted to make this election and "pass through" to its shareholders. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore in effect, be netted against their share of the portfolio's gross income.

         The portfolio may invest in non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolio does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the portfolio does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the portfolio's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         An underlying fund may inadvertently invest in non-U.S. corporations which would be treated as PFICs or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolio's economic return.

TAX-FREE MONEY MARKET PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO

         Dividends paid by these portfolios to shareholders out of tax-exempt interest income earned by the portfolios (exempt-interest dividends) generally will not be subject to federal income tax paid by the portfolios' shareholders. However, persons who are "substantial users" or "related persons" of facilities financed by private activity bonds held by the portfolios may be subject to tax on their pro-rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of the portfolios. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as a capital gain. Dividends paid by portfolio out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of the portfolio. The "exempt interest dividend" portion of a distribution is determined by the ratio of the tax-exempt income to total income realized by a portfolio for the entire year and, thus, is an annual average, rather than a day-to-day determination for each shareholder. Distributions of long-term capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time he or she may have held his or her shares. Under current tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, although for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because the portfolios expect to purchase private activity bonds, a portion (not expected to exceed 20%) of each portfolio's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the portfolios generally is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of the portfolios may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

         The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the portfolio may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the portfolio which may differ from the federal income tax consequences described above.

         Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.

         The portfolios purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

         Corporate investors should note that a tax preference item for purposes of the corporate Alternative Minimum Tax is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation.

         If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.

         Shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt. Therefore, such plans and accounts would not gain any additional benefit from the tax-exempt status of the portfolios' dividends and, moreover, such dividends would be taxable when distributed to the beneficiary.

MARYLAND TAX MATTERS

         To the extent that dividends paid by the portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the portfolios
(a) on obligations of Maryland or its political subdivisions and authorities,
(b) on obligations of the United States, or (c) on certain obligations of authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the portfolios.

         In addition, gains realized by the portfolios from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, will not be subject to Maryland state and local income taxes. To the extent that distributions of the portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the portfolios on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds (other than obligations of the State of Maryland or a political subdivision or authority thereof) which the portfolios might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Maryland state and local income taxes.

PENNSYLVANIA TAX MATTERS

         To the extent that dividends paid by the portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the portfolios on obligations (a) of Pennsylvania or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Pennsylvania state and local income taxes when allocated or distributed to a shareholder of the portfolios.

         In addition, gains realized by the portfolios from the sale or exchange of a bond issued by Pennsylvania or a political subdivision of Pennsylvania, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Pennsylvania state and local income taxes. To the extent that distributions of the portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the portfolios on obligations issued by states other than Pennsylvania or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Pennsylvania, and income earned on repurchase agreements, such distributions will be subject to Pennsylvania state and local income taxes. Income earned on certain private activity bonds which the portfolios might hold will constitute a Pennsylvania tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Pennsylvania state and local income taxes.

OTHER TAX INFORMATION

         In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

                              TRUSTEES AND OFFICERS

         The trustees and officers of the Fund and their principal occupations during the past five years are set forth below. Each trustee who is an "interested person" of the Fund (as defined in the 1940 Act) is indicated by an asterisk (*). Unless otherwise indicated the business address of each is One Freedom Valley Drive, Oaks, PA 19456.

         William H. Cowie, Jr., 1408 Ruxton Road, Baltimore, MD 21204. Date of
Birth: 1/24/31. Trustee since 1993. Prior to retirement, Mr. Cowie was Chief Financial Officer (1991-1995) of Pencor, Inc. (developers of environmental projects). Prior to 1991, Mr. Cowie was Vice Chairman of Signet Banking Corporation.

         Charlotte R. Kerr, American City Building, 10227 Wincopin Circle, Suite 108, Columbia, MD 21044. Date of Birth: 9/26/46. Trustee since 1993. Ms. Kerr is Practitioner and faculty member at the Traditional Acupuncture Institute.

         *David D. Downes, 210 Allegheny Ave., Towson, MD 21204. Date of Birth:
7/16/35. President and Trustee since 1995. Mr. Downes is an attorney in private practice (since October 1996). Prior thereto he was a partner (1989-1995) and of counsel (1995-Sept. 1996) of Venable, Baetjer & Howard (law firm).

         George K. Reynolds, III, 233 East Redwood Street, Baltimore, MD 21286. Date of Birth: 3/12/46. Trustee since 1993. Mr. Reynolds is Chairman of the Trusts & Estates Department at, and a Partner of, Gordon, Feinblatt, Rothman, Hoffberger & Hollander (law firm). Prior to 1991, Mr. Reynolds was a Partner of Venable, Baetjer & Howard (law firm).

         Thomas Schweizer, 6 Betty Bush Lane, Baltimore, MD 21212. Date of
Birth: 8/21/22. Trustee since 1993. Prior to his retirement in 1987, Mr. Schweizer was self-employed. He currently is a board member of various charity organizations and hospitals.

         Richard B. Seidel, 770 Hedges Lane, Wayne, Pennsylvania 19087. Date of
Birth: 4/20/41. Trustee since 1998. Mr. Seidel is a Director and President (since 1994) of Girard Partners, Ltd. (a registered broker-dealer). Prior to 1994, Mr. Seidel was a Director and President of Fairfield Group, Inc.

         James F. Volk, Controller. Date of Birth: 8/28/62. Controller, Treasurer and Chief Financial Officer since March 1997. Mr. Volk is Director of Investment Accounting Operations. He joined SEI Investments Mutual Fund Services in February 1996 and is co-director of the International Fund Accounting Group. From December 1993 to January 1996, Mr. Volk was Assistant Chief Accountant of the Securities and Exchange Commission's Division of Investment Management.

Prior to December 1993, Mr. Volk spent nine years with Coopers & Lybrand L.L.P., most recently as a senior manager.

         Kathryn L. Stanton. Date of Birth: 11/18/58. Vice President and Assistant Secretary since November 1995. Ms. Stanton has been Vice President and Assistant Secretary of SEI Investments since 1994. Prior to 1994, Ms. Stanton was an Associate with Morgan, Lewis & Bockius (law firm) since 1989.



         Lynda J. Striegel. Date of Birth: 10/30/48. Vice President and Secretary since June 1998. Ms. Striegel is Vice President and Assistance Secretary of SEI Investments, since 1998. Prior to 1998, Ms. Striegel was Senior Assets Management Counsel, Barnet Banks from 1997 to 1998; Partners, Groom and Nordberg, Chartered from 1996 to 1997; Associate General Counsel, Riggs Bank, N.A. from 1991 to 1995.

         Lydia A. Gavalis. Date of Birth: 6/5/64. Vice President and Assistant Secretary since 1998. Vice President and Assistant Secretary of SEI Investments Company since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998.

         Kathy Heilig. Date of Birth: 12/21/58. Vice President and Assistant Secretary since 1998. Treasurer of SEI Investments Company since 1997. Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company from 1987 to 1991; Tax Manager - Arthur Anderson LLP prior to 1987.

         Sandra K. Orlow. Date of Birth: 10/18/53. Vice President and Assistant Secretary since November 1995. Ms. Orlow is Vice President and Assistant Secretary of SEI Corporation since 1983.

         Kevin P. Robins. Date of Birth: 4/15/61. Vice President and Assistant Secretary since November 1995. Mr. Robins is Senior Vice President, General Counsel and Secretary of SEI Investments since 1994. Prior to 1994, Mr. Robins was Vice President and Assistant Secretary of SEI Investments. Prior to 1992, Mr. Robins was an Associate with Morgan Lewis & Bockius (law firm) since 1988.

         Todd Cipperman. Date of Birth: 2/14/66. Vice President and Assistant Secretary since November 1995. Mr. Cipperman is Vice President and Assistant Secretary of SEI Investments since 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballantine (law firm). Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn (law firm) since 1991.

         Joseph M. O'Donnell. Date of Birth: 11/13/54. Vice President & Assistant Secretary since March 1998. Mr. O'Donnell is Vice President of SEI Investments Company since January 1998. Prior to January 1998, Mr. O'Donnell was Vice President and General Counsel of FPS Services, Inc. (from 1993 to 1997). Prior to joining FPS Services, Inc., Mr. O'Donnell was Staff Counsel and Secretary of Provident Mutual Family of Funds from 1990 to 1993.

         The following table sets forth information describing the compensation of each current trustee of the Fund for his or her services as trustee for the fiscal year ended April 30, 1998


                           TRUSTEE COMPENSATION TABLE

                                                                                   Estimated
                                                                 Pension or         Annual              Total
                                            Aggregate            Retirement       Retirement          Compensation
                                           Compensation       Benefits Accrued       from               from
                                             from the             from the         the Fund            the Fund
Name of Trustee                                Fund             Fund Complex*       Complex*           Complex*
---------------                                ----             -------------       --------           --------

William H. Cowie, Jr.                        $8,000.00               --                --              $8,000.00

David D. Downes                               8,000.00               --                --               8,000.00

Charlotte R. Kerr                             8,000.00               --                --               8,000.00

George K. Reynolds, III                       7,500.00               --                --               7,500.00

Thomas Schweizer                              8,000.00               --                --               8,000.00

Richard B. Seidel                                  N/A              N/A               N/A                    N/A



* The Fund's trustees do not receive any pension or retirement benefits from the Fund as compensation for their services as trustees of the Fund. The Fund, a Massachusetts business trust, is the sole investment company in the fund complex.

                               INVESTMENT ADVISER

         Pursuant to an advisory agreement with the Fund dated as of February 12, 1998, Allied Investment Advisors, Inc. ("AIA") furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable portfolio's investments and effect portfolio transactions on its behalf.

         The advisory contract has been approved by the Board of Trustees and will continue in effect with respect to a portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the portfolio, and in either case by a majority of the trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contract is terminable with respect to a portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the portfolio or by a vote of a majority of the trustees, or by AIA, on 60 days' written notice, and will automatically terminate in the event of its assignment.

         The advisory contract provides that, with respect to each portfolio, neither AIA nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by AIA of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contract provides that AIA may render services to others.

         For the fiscal year ended April 30, 1998, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $950,471 of which $228,108 was waived; with respect to the U.S. Government Money Market Portfolio was $3,419,050 of which $1,504,386 was waived; with respect to the Money Market Portfolio was $1,340,587 of which $750,727 was waived; with respect to the Tax-Free Money Market Portfolio was $363,632 of which $232,727 was waived; with respect to the Short-Term Treasury Portfolio was $142,899 of which $7,217 was waived; with respect to the Short-Term Bond Portfolio was $173,712 of which $26,223 was waived; with respect to the U.S. Government Bond Portfolio was $333,031 of which $49,534 was waived; with respect to the Intermediate Fixed Income Portfolio was $470,633 of which $114,918 was waived; with respect to the Income Portfolio was $1,430,536 of which $24,176 was waived; with respect to the Maryland Tax-Free Portfolio was $523,716 of which $60,920 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $232,022 of which $22,998 was waived; with respect to the Balanced Portfolio was $537,057 of which $8,299 was waived; with respect to the Equity Income Portfolio was $691,714 of which $95,123 was waived; with respect to the Equity Index Portfolio was $39,637 of which $37,626 was waived; with respect to the Blue Chip Equity Portfolio was $473,707 of which $27,150 was waived; with respect to the Mid-Cap Equity Portfolio was $286,418 of which $20,587 was waived; with respect to the Value Equity Portfolio was $997,541 of which $162,273 was waived; with respect to the Capital Growth Portfolio was $304,120 of which $2,637 was waived; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $150,514 of which $238 was waived; and with respect to the International Equity Selection Portfolio was $42,205 of which $23,706 was waived. Prior to February 12, 1998, the fees set forth above were payable pursuant to an advisory agreement with AIA which provided a different fee schedule.

         For the fiscal year ended April 30, 1997, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $868,468 of which $208,427 was waived; with respect to the U.S. Government Money Market Portfolio was $2,979,910 of which $1,311,172 was waived; with respect to the Money Market Portfolio was $1,152,587 of which $668,387 was waived; with respect to the Tax-Free Money Market Portfolio was $293,764 of which $188,010 was waived; with respect to the Income Portfolio was $1,065,590; with respect to the Balanced Portfolio was $534,609; with respect to the Capital Growth Portfolio was $230,061 of which $171,884 was waived; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $149,991; with respect to the Short-Term Treasury Portfolio was $113,265 of which $16,181 was waived; with respect to the Blue Chip Equity Portfolio was $155,125 of which $51,706 was waived; with respect to the Intermediate Fixed Income Portfolio was $210,973 of which $52,655 was waived; with respect to the Maryland Tax-Free Portfolio was $190,624 of which $18,909 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $52,803 of which $13,698 was waived; and with respect to the Equity Income Portfolio was $262,270 of which $37,287 was waived; and with respect to the Mid-Cap Equity Portfolio was $83,933 of which $5,948 was waived.

         For the fiscal year ended April 30, 1996, the advisory fee payable to the AIA with respect to the U.S. Treasury Money Market Portfolio was $789,999 of which $229,349 was waived; with respect to U.S. Government Money Market Portfolio was $2,141,782 of which $912,609 was waived; with respect to the Money Market Portfolio was $1,032,206 of which $584,933 was waived; with respect to the Tax-Free Money Market Portfolio was $240,665 of which $155,812 was waived; with respect to the Income Portfolio was $561,728; with respect to the Balanced Portfolio was $566,946; with respect to the Capital Growth Portfolio was $271,262 of which $271,262 was waived; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $65,324; with respect to the Short-Term Treasury Portfolio was $7,030 of which $1,004 was waived; and with respect to the Blue Chip Equity Portfolio was $5,183 of which $5,183 was waived.

         In addition to receiving its advisory fee AIA may also act and be compensated as investment manager for its clients with respect to assets which are invested in a portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a portfolio an amount equal to all or a portion of the fee received by AIA, or its affiliate, from a portfolio with respect to the client's assets invested in the portfolio.



         Each portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the portfolios and costs of other personnel performing services for the portfolios who are not officers of the Administrator or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the portfolios.

         In addition to receiving its advisory fee AIA may also act and be compensated as investment manager for its clients with respect to assets which are invested in a portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a portfolio an amount equal to all or a portion of the fee received by AIA, or its affiliate, from a portfolio with respect to the client's assets invested in the portfolio.

         Each portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the portfolios and costs of other personnel performing services for the portfolios who are not officers of the Administrator or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the portfolios.

                          ADMINISTRATOR AND DISTRIBUTOR

ADMINISTRATOR AND SUB-ADMINISTRATOR

         SEI Investments Mutual Fund Services serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the portfolios, except those performed by AIA under the advisory contracts, by the Distributor under the distribution agreement and by the Custodian under the custodian agreement.

         Under its administration agreement with the Fund, the Administrator has agreed to maintain office facilities for the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Fund's operations other than those discussed above. Under the administration agreement, the Administrator also provides fund accounting and related accounting services. The Administrator may delegate its responsibilities under the administration agreement with the Fund's written approval.

         The Administrator, a Delaware business trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator or sub-administrator to the following mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds(R), Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., PBHG Advisor Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, Monitor Funds, STI Classic Variable Trust, TIP Funds, CrestFunds, Inc., First American Strategy Funds, Inc., HighMark Funds, Expedition Funds, Oak Associates Funds, Armada Funds and The Nevis Fund, Inc.

         For the fiscal year ended April 30, 1998, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $494,240; with respect to the U.S. Government Money Market Portfolio was $1,777,888; with respect to the Money Market Portfolio was $697,098; with respect to the Tax-Free Money Market Portfolio was $189,087; with respect to the Income Portfolio was

$364,951; with respect to the Balanced Portfolio was $124,759; with respect to the Capital Growth Portfolio was $64,748; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $31,575; with respect to Blue Chip Equity Portfolio was $100,718; with respect to the Short-Term Treasury Portfolio was $53,076; with respect to the Intermediate Fixed Income Portfolio was $101,969; with respect to the Maryland Tax-Free Portfolio was $132,656; with respect to the Pennsylvania Tax-Free Portfolio was $30,476 (an additional $16,803 was paid to Federated Investors, the administrator of the Market vest Funds prior to the reorganizations ("Federated")); with respect to the Equity Income Portfolio was $128,459; with respect to the Mid-Cap Equity Portfolio was $52,356; with respect to the Short-Term Bond Portfolio was $18,456 (an additional $12,347 was paid to Federated; with respect to the U.S. Government Bond Portfolio was $36,989 (an additional $22,521 was paid to Federated); with respect to the Value Equity Portfolio was $69,147 (an additional $86,672 was paid to Federated); and with respect to the International Equity Selection Portfolio was $4,627 (an additional $10,640 was paid to Federated).

         Pursuant to a separate agreement with the Administrator, FMB Trust Company, National Association, the Fund's custodian, performs sub-administration services on behalf of the portfolios, for which it receives a fee paid by the Administrator at the annual rate of up to 0.0275% of the aggregate average net assets of the portfolios. For the fiscal year ended April 30, 1998, the Administrator paid sub-administration fee to FMB Trust Company, National Association of $429,472.47.

         For the fiscal year ended April 30, 1997, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $451,599; with respect to the U.S. Government Money Market Portfolio was $1,549,513; with respect to the Money Market Portfolio was $599,341 of which $15,103 was waived; with respect to the Tax-Free Money Market Portfolio was $153,254; with respect to the Income Portfolio was $277,052; with respect to the Balanced Portfolio was $126,362; with respect to the Capital Growth Portfolio was $49,846; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $32,496; with respect to Blue Chip Equity Portfolio was $34,734; with respect to the Short-Term Treasury Portfolio was $42,070; with respect to the Intermediate Fixed Income Portfolio was $45,699; with respect to the Maryland Tax-Free Portfolio was $49,562; with respect to the Pennsylvania Tax-Free Portfolio was $13,729; with respect to the Equity Income Portfolio was $48,707; and with respect to the Mid-Cap Equity Portfolio was $15,587.

         For the period from November 1, 1995 to April 30, 1996, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $225,676; with respect to the U.S. Government Money Market Portfolio was $650,384; with respect to the Money Market Portfolio was $247,642; with respect to the Tax-Free Money Market Portfolio was $49,434; with respect to the Income Portfolio was $97,928; with respect to the Balanced Portfolio was $69,636; with respect to the Capital Growth Portfolio was $27,723; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $11,805; and with respect to the Short-Term Treasury Portfolio was $2,611.

         The administration agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the agreement by the appointment of a subcontractor and the Administrator shall be responsible to the Fund for all acts of the subcontractor as if such acts were its own, except for losses suffered by any portfolio resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and FMB Trust Company, National Association, FMB Trust Company, National Association will perform services which may include clerical, bookkeeping, accounting, stenographic, and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.0275% of aggregate average net assets.

DISTRIBUTOR

         SEI Investments Distribution Co. (formerly SEI Financial Services Company) serves as the distributor (the "Distributor") of the Fund. The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders.

DISTRIBUTION PLANS

         The Board of Trustees has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of the Class A and Class B of each portfolio and Institutional II Class of each money market portfolio. The Plans allow the portfolios to pay the Distributor a distribution fee at the annual rate of up to .75% of the average net assets of such class, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares of the portfolios, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the portfolios; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the portfolios, including obtaining information from the portfolios regarding the portfolios and providing performance and other information about the portfolios; and providing additional distribution-related services.

         The Plans have been approved by the Board of Trustees, including the majority of disinterested trustees, and where required by the sole shareholder of the classes. As required by the Rule, the Board considered all pertinent factors relating to the implementation of each of the Plans prior to its approval, and the trustees have determined that there is a reasonable likelihood that the Plans will benefit the classes and their respective shareholders. To the extent that the Plans provide greater flexibility in connection with the distribution of shares of the portfolios, additional sales may result.

         The Board has approved a distribution fee of .10% of the average net assets of the Institutional II Class. For the fiscal year ended April 30, 1998, the Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid distribution fees of $88,359.27, $72,621.55, $83,482.64 and $20,816.33, respectively.

         The Board has approved distribution fees based on the following percentages of the average daily net assets of the Class A: .25% for each money market portfolio; .30% for the Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income

Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio; .40% for the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), and International Equity Selection Portfolio; and 55% for the Blue Chip Equity Portfolio. For the fiscal year ended April 30, 1998, the Class A of the portfolios paid distribution fees in the following amounts: $68,720.53 for the U.S. Treasury Money Market Portfolio, $90,143.44 for the U.S. Government Money Market Portfolio, $454,232.40 for the Money Market Portfolio, $65,014.86 for the Tax-Free Money Market Portfolio, $13,994.95 for the Income Portfolio, $25,726.30 for the Balanced Portfolio, $24,926.58 for the Capital Growth Portfolio, $3,863.54 for the Small-Cap Equity Portfolio (formerly Special Equity Portfolio), $70,491.08 for the Blue Chip Equity Portfolio, $44,487.20 for the Short-Term Treasury Portfolio, $46,599.82 for the Maryland Tax-Free Portfolio, $667.51 for the Pennsylvania Tax-Free Portfolio, $3.03 for the U.S. Government Bond Portfolio, $4,126.57 for the Equity Income Portfolio; $627.58 for the Equity Index Portfolio, $27.77 for the Value Equity Portfolio and $1.27 for the International Equity Selection Portfolio.

         As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plans are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts. The Plans are a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. The Distributor may spend more for marketing and distribution than it receives in fees. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If, after payments by the Distributor for marketing and distribution, there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan are commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

SHAREHOLDER SERVICES PLANS

         The Board of Trustees has adopted shareholder services plans on behalf of the Class A, Class B and Institutional Class of the portfolios to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services the participating qualified recipients are paid a service fee at the annual rate of up to .25% of average net assets of Class A and Class B of each portfolio or such lesser amount as may be approved by the Board and .15% of average net assets of the Institutional Class. Currently, the Board has approved a fee for shareholder services of .06% of average net assets.

         For the fiscal year ended April 30, 1998, Class A of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $16,492, $19,162, 109,013 and $15,603, respectively.

         For the fiscal year ended April 30, 1998, the Institutional Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Income Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, International Equity Selection Portfolio, U.S. Government Bond Portfolio, Value Equity Portfolio and Short-Term Bond Portfolio paid shareholder servicing fees of $59,751, $210,161, $52,733, $19,720, $61,137, $18,509, $9,213, $4,891,
$11,688, $4,700, $16,149, $16,836, $13,905, $20,520, $9,987, $2,135, $17,071,
$31,907 and $8,518,  respectively.

         For the fiscal year ended April 30, 1997, Class A of the U.S. Treasury Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $6,142, $69,190 and $10,416, respectively.

         For the period from November 1, 1995 to April 30, 1996, Class A of the U.S. Treasury Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $907, $28,324 and $4,073, respectively.

         As of the date of this Statement of Additional Information, Class B had not commenced operations and no shareholder servicing fees were paid.

                                 TRANSFER AGENT

         The Fund has a Transfer Agency and Services Agreement dated November 1, 1995, with SEI Investments Management Corporation. SEI Investments Management Corporation has subcontracted transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains an account for each shareholder, provides tax reporting for each portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each portfolio.

                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION

         The U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio) and International Equity Selection Portfolio are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. A supplement to the Declaration of Trust was executed and filed on March 23, 1993. The Declaration of Trust permits the Board to create additional series and classes of shares.

         In the event that an affiliate of Allied Irish Banks, p.l.c. ceases to be the investment adviser to the portfolios, the right of the Fund and portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the portfolio, and constitute the underlying assets thereof. The underlying assets of a portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to the portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given portfolio, or which are general or allocable to all of the portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a portfolio are entitled to receive as a class the underlying assets of the portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a portfolio's property of any shareholders of the portfolio held personally liable for the obligations of the portfolio. The Declaration of Trust also provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the portfolio itself would be unable to meet its obligations. AIA believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

         Shares of a portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more trustees. The Fund or any portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the portfolio. If not so terminated, the Fund and the portfolios will continue indefinitely.

         As of June 30, 1998, the officers and trustees of the Fund owned less than 1% of the outstanding shares of any portfolio and the following persons owned beneficially more than 5% of the outstanding shares of:

         Unless otherwise indicated the address for the below-listed 5% shareholders should be c/o First National Bank of Maryland, 110 South Paca Street, Baltimore, Maryland 21201.



U.S. TREASURY MONEY MARKET PORTFOLIO

Institutional Class - First National Bank of Maryland FILM Account (65.09%)



U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Institutional Class - York Bank FILM Account (9.28%); First National Bank of
  Maryland FILM Account (51.13%)
Institutional II Class - Metro Washington Airports Authority 1997 Construction
  (13.89%); Metro Washington Airports Authority 1998 Construction (21.70%)



MONEY MARKET PORTFOLIO

Institutional II Class - Roman Catholic Clergy (18.11%)



TAX-FREE MONEY MARKET PORTFOLIO

Institutional Class - IDA BAC 1997 Wastewater Bans (5.38%); IDA BAC 1997 Water
  Bans (8.59%)
Institutional II Class - Merchants Terminal Corp. (13.06%); Charles-Fulton
  Trustee (13.32%)



SHORT-TERM BOND PORTFOLIO

Institutional Class - HHS, Inc. Escrow Account (7.32%)



U.S. GOVERNMENT BOND PORTFOLIO

Institutional Class - Capital Blue Cross Retirement Pension Plan (5.07%)



INCOME PORTFOLIO

Institutional Class - First Maryland Bancorp Pension Plan (10.30%); IBEW
  International Officers Representatives and Assistants Pension Plan (10.30%); IBEW Office Employee Pension Plan (10.30%)



PENNSYLVANIA TAX-FREE PORTFOLIO

Class A - Hershey Trust Co./FBO Roger K. Furse, P.O. Box 445, Hershey,
  Pennsylvania 17033-0445 (7.02%); Hershey Trust Co., P.O. Box 445, Hershey, Pennsylvania 17033-0445 (6.68%)
Institutional Class - S. Wilson & Grace M. Pollack Trust (10.21%)


BALANCED PORTFOLIO

Institutional Class - First Maryland Bancorp Pension Plan (19.16%); University of Maryland Medical Pension (23.88%); First Maryland Bancorp Capital Balanced Fund (27.20%)


EQUITY INDEX PORTFOLIO

Institutional Class - Lane Enterprises, Inc. 401K Equity (10.81%); First
  Maryland Bancorp Capital Equity Index (60.12%); IBEW International Officer Representatives and Assistants Pension Plan (6.23%)


BLUE CHIP EQUITY PORTFOLIO

Institutional Class - Montgomery County Board of Education Employee Benefit
  Trust Fund (Retired Health and Life Account) (5.67%); IBEW International Officers Representatives and Assistants Pension Plan (7.71%)



MID-CAP EQUITY PORTFOLIO

Institutional Class - First Maryland Bancorp Pension Plan (12.07%)


VALUE EQUITY PORTFOLIO

Class A - U.S. Trust Company of Florida/FBO Lois K. O'Daniel Revocable Trust,
  765 Seagate Drive, Naples, Florida 34103-2421 (43.17%); Hershey Trust Co., P.O. Box 445, Hershey, Pennsylvania 17033-0445 (7.94%); Seth M. Lydon, 1712 Elizabeth Avenue, Laureldale, Pennsylvania 19605-2263 (7.69%); SunTrust Bank Southwest Florida, Custodian for Christine E. Gulla TTEE, Christine E. Gulla Trust UTD, P.O. Box 105870, Atlanta, Georgia 30348-5870 (5.08%); James R. Evans Jr., 110 North Duke Street, Lancaster, Pennsylvania 17608 (5.08%)
Institutional Class - Pennsylvania Heavy & Highway Contractors Pension Plan
  (6.71%)


CAPITAL GROWTH PORTFOLIO

Institutional Class - Montgomery County Board of Education Employee Benefit
  Trust Fund (Retired Health and Life Account) (8.02%); First Maryland Bancorp Capital Growth Equity (37.56%); First Maryland Bancorp Pension Plan (5.28%)


SMALL-CAP EQUITY PORTFOLIO (FORMERLY SPECIAL EQUITY PORTFOLIO)

Institutional Class - First Maryland Bancorp Pension Plan (18.23%); SHD-York
  Health System Endowment (5.18%); IBEW Office Employee Pension Plan (5.23%); SHD-York Health System Pension (6.48%); IBEW International Officers Representatives and Assistants Pension Plan (18.17%)


INTERNATIONAL EQUITY SELECTION PORTFOLIO

Class A - The Good Samaritan Hospital, s/o Robert W. Riley, 4th & Walnut
  Street, Lebanon, Pennsylvania 17042 (90.03%)
Institutional Class - First Maryland Bancorp Pension Plan (16.41%);
  Pennsylvania Heavy & Highway Contractors Pension Plan (21.34%)


         A shareholder owning beneficially more than 25% of a particular portfolio's shares may be considered to be a "controlling person" of that portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the portfolio's other shareholders. First National Bank of Maryland or its affiliates, however, may receive voting instructions from certain underlying customer accounts and will vote the shares in accordance with those instructions. In the absence of such instructions, First National Bank of Maryland or its affiliates will vote those shares in the same proportion as it votes the shares for which it has received instructions from its customers and fiduciary accounts.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent auditors, providing audit services and consultation in connection with the review of various Securities and Exchange Commission filings.

                              FINANCIAL STATEMENTS

         The portfolios' financial statements and financial highlights for the fiscal year ended April 30, 1998 are included in the Annual Report which report is supplied with this Statement of Additional Information. The portfolios' financial statements and financial highlights are incorporated herein by reference.

                                   APPENDIX A

DESCRIPTION OF SELECTED INDICES

Dow Jones Industrial Average is an unmanaged index of common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of Small-Capitalization stocks that includes reinvestment of dividends.

Morgan Stanley Capital International Europe, Australia, Far East (EAFE)

Index is an unmanaged index of over 1,000 foreign securities in Europe, Australia and the Far East, and includes reinvestment of dividends.

Morgan Stanley Capital World Index is an unmanaged index of over 1,500 foreign securities, and includes reinvestment of dividends.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends. It is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index combine to form the Government/Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's or BBB by S&P, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's or BBB by S&P, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's or AA or better by S&P.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by S&P.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only to a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   APPENDIX B


                                 1998 TAX RATES


         The following tables show the effect of a shareholder's tax status on effective yield under the federal and applicable state and local income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a portfolio will achieve any specific tax-exempt yield. While the portfolios invest principally in obligations whose interest is exempt from federal income tax (and, in the case of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, from Maryland and Pennsylvania state income tax, respectively, as well) other income received by a portfolio may be taxable.

         Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.

                                                                      COMBINED                          COMBINED          COMBINED
                                                                    MARYLAND AND                      PENNSYLVANIA      PENNSYLVANIA
                                           FEDERAL      MARYLAND       FEDERAL       PENNSYLVANIA     AND FEDERAL       AND FEDERAL
   SINGLE RETURN        JOINT RETURN        INCOME      MARGINAL    EFFECTIVE TAX      MARGINAL      EFFECTIVE TAX     EFFECTIVE TAX
   TAXABLE INCOME      TAXABLE INCOME    TAX BRACKET      RATE        BRACKET**          RATE           BRACKET**         BRACKET**

  23,351     61,400   42,351    102,300     28.00%       4.95%        33.70%***          2.8%          33.46%****       30.02%*****
  61,401    128,100   102,301   155,950     31.00%       4.95%        36.46%***          2.8%          36.24%****       32.93%*****
 128,101    278,450   155,951   278,450     36.00%       4.95%        41.07%***          2.8%          40.86%****       37.79%*****
 278,451              278,451               39.60%       4.95%        44.38%***          2.8%          44.18%****       41.29%*****


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Combined Maryland and federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 7.92% (applicable to residents of Caroline, Montgomery, Prince George's, Somerset and Wicomico Counties). For Caroline, Montgomery, Prince George's, Somerset and Wicomico, the county income tax rate is equal to 60% of Maryland state taxes. For Allegany and St. Mary's Counties, the county income tax rate is 58% of the state tax. For Baltimore, Carroll and Queen Anne's Counties, the county income tax rate is 55% of the state tax. For Talbot County, the county income tax rate is 40% of the state tax. For Worcester County, the county income tax rate is 20% of the state tax. The county income tax rate for the remaining counties of the State of Maryland, as well as the City of Baltimore, is 50% of the state tax. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

**** Combined Pennsylvania and federal effective tax brackets take into account the Pennsylvania state income tax rate of 2.8% and Philadelphia school district investment income tax rate of 4.79%. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions. Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

***** Combined Pennsylvania and federal effective tax brackets take into account the highest Pennsylvania state income tax rate of 2.8% but does not take into account any local income tax rate since only residents of the school district of Philadelphia are subject to a local income tax on the net income from the ownership, sale or other disposition of tangible and intangible personal property. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

If your combined effective federal, Maryland state and county personal income tax rate in 1997 is:

                    33.70%             36.46%            41.10%           44.38%

To match these tax free rates: Your taxable investment would have to earn the following yield:

      3.00%            4.53%            4.72%           5.09%            5.39%
      4.00%            6.03%            6.30%           6.79%            7.19%
      5.00%            7.54%            7.87%           8.48%            8.99%
      6.00%            9.05%            9.44%          10.18%           10.79%
      7.00%           10.56%           11.02%          11.88%           12.59%

If your combined effective federal, Pennsylvania state and Philadelphia school district investment income tax rate in 1997 is:

             33.46%             36.24%            40.86%           44.18%

Your taxable investment would have to earn the following yield:

         3.00%         4.51%             4.70%           5.07%          5.37%
         4.00%         6.01%             6.27%           6.76%          7.17%
         5.00%         7.51%             7.84%           8.45%          8.96%
         6.00%         9.02%             9.41%          10.15%         10.75%
         7.00%        10.52%            10.98%          11.84%         12.54%



If your combined effective federal and Pennsylvania state income tax rate in 1997 is:

          30.02%             32.93%            37.79%           41.29%

Your taxable investment would have to earn the following yield:

        3%            4.29%             4.47%             4.82%           5.11%
        4%            5.72%             5.96%             6.43%           6.81%
        5%            7.14%             7.45%             8.04%           8.52%
        6%            8.57%             8.95%             9.64%          10.22%
        7%           10.00%            10.44%            11.25%          11.92%


A portfolio may invest a portion of its assets in obligations that are subject to federal, state, or county (or City of Baltimore) income taxes. When the portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federal- and state- tax-free.

Yield information may be useful in reviewing a portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the portfolio's holdings, thereby reducing the portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. THE YIELDS OF THE CLASS A, INSTITUTIONAL CLASS OR INSTITUTIONAL II CLASS OF A PORTFOLIO ARE EACH CALCULATED SEPARATELY. THE YIELDS OF THE CLASS A AND INSTITUTIONAL II CLASS OF A PORTFOLIO WILL BE LOWER THAN THOSE OF THE INSTITUTIONAL CLASS OF THE SAME PORTFOLIO, DUE TO HIGHER EXPENSES IN GENERAL.


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